UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-5601

                      SEI INSTITUTIONAL INTERNATIONAL TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2008

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


(SEI LOGO) New ways.
           New answers.(R)

SEI Institutional International Trust

Annual Report as of September 30, 2008

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

TABLE OF CONTENTS

Management's Discussion and Analysis of Fund Performance                      1
Schedules of Investments                                                      9
Statements of Assets and Liabilities                                         59
Statements of Operations                                                     60
Statements of Changes in Net Assets                                          61
Financial Highlights                                                         63
Notes to Financial Statements                                                64
Report of Independent Registered Public Accounting Firm                      73
Trustees and Officers of the Trust                                           74
Disclosure of Fund Expenses                                                  77
Board of Trustees Considerations in
   Approving the Funds' Investment Advisory
   and Sub-Advisory Agreements                                               78
Notice to Shareholders                                                       81

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2008

International Equity Fund

Objective

The International Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of foreign issuers.

Strategy

The Fund invests primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least 3 countries other than the U.S. The Fund invests primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC").

Analysis

International equities, which experienced a strong run over the last few years, retreated during the year ended September 30, 2008. The Morgan Stanley MSCI EAFE Index declined -30.51% for the year ended September 30, 2008. Looking back, the financial crisis that started in 2007 grew in magnitude and velocity as it transitioned from a region/sector issue to global issue. Financials returned (-37%) for the time period and investors spanning Europe, Asia and North America felt the impact. Unprecedented events took place as some major investment banks, commercial banks, mortgage lenders and insurance firms filed for bankruptcy or were bought out with government aid. By the end of the third quarter 2008, governments and central banks were intervening in an effort to increase liquidity and bring stability to the financial system.

Commodities rallied in the second quarter of 2008 as soaring Energy, Material, and Industrial prices benefited companies and countries driven by those sectors such as Australia (-35%) and Norway (-41%). However, the tide turned by the end of the quarter as higher input costs for producers and rising food prices put inflation on center stage. In the third quarter, the negative momentum continued as the likelihood of a global economic slowdown increased. For the fiscal year ended September 30, 2008, Materials, Industrials, and Energy returned (-40%), (-35%), and (-25%), respectively. More defensive sectors such as Healthcare (-13.0%) and Utilities (-15%) fared better.

At a country level, all major developed economies experienced double digit declines for the period. In Europe/UK, the widening credit crisis led the Bank of England and European Central Banks to intervene in order to stabilize the financial system. Japan (-27.0%) experienced a pullback due to the link between their economy and the U.S. and Europe. The Bank of Japan's survey on business sentiment for large manufacturers, the Tankan, turned negative for the first time in five years increasing concerns of global contagion.

The International Equity Fund, Class A returned -36.96% for the year ended September 30, 2008 lagging behind the Morgan Stanley MSCI EAFE Index with a return of -30.51%. McKinley Capital Management, Inc. and AXA Rosenberg Investment Management LLC, which have exposure to momentum factors, underperformed due to shifting market leadership. Quantitative Management Associates LLC's quantitative value and momentum approach performed below the benchmark. AllianceBernstein L.P., which employs a fundamental bottom-up valuation process, was impacted by stock selection in Financials, Energy, and Materials. The continued illiquidity in the credit market detracted from Smith Breeden Associates, Inc.'s performance. At the Fund level, Capital Guardian Trust Company and Fuller & Thaler Asset Management, Inc. were removed, and Principal Global Investors, LLC ("Principal") was added. Principal was added to strengthen the growth component of the Fund and to better diversify the existing value exposures.


  SEI Institutional International Trust / Annual Report / September 30, 2008 1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2008

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                             Annualized   Annualized   Annualized    Annualized
                 One Year      3 Year       5 Year       10 Year    Inception to
                  Return       Return       Return       Return         Date
                ----------   ----------   ----------   ----------   ------------
Class A          -36.96%       -2.64%       7.08%        3.42%          3.55%
Class I          -37.14%       -2.89%       6.80%        3.18%          3.30%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the Morgan Stanley MSCI EAFE Index

                              (PERFORMANCE GRAPH)

                                              Morgan
            International    International    Stanley
               Equity,          Equity,      MSCI EAFE
               Class A          Class I        Index
            -------------    -------------   ---------
9/98          $100,000         $100,000      $100,000
9/99           137,861          137,496       130,954
9/00           143,588          142,847       135,117
9/01            99,298           98,665        96,562
9/02            83,616           83,983        81,567
9/03            99,431           98,462       102,781
9/04           120,053          118,683       125,477
9/05           151,661          149,379       157,843
9/06           179,712          176,563       188,087
9/07           222,057          217,608       234,864
9/08           139,976          136,784       163,215

(1) For the period ended September 30, 2008. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. Class I Shares performance for the period prior to January 4, 2002 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


  2 SEI Institutional International Trust / Annual Report / September 30, 2008

Emerging Markets Equity Fund

Objective

The Emerging Markets Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in common stocks and other equity securities of foreign companies located in emerging market countries.

Strategy

The Fund normally maintains investments in at least 6 emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC").

Analysis

The asset class returned -33.00% for the year ended September 30, 2008 as measured by the Morgan Stanley MSCI Emerging Markets Index. In recent years, emerging markets have experienced tremendous growth and economic expansion. This growth has been led by countries such as Brazil, Russia, India and China (BRIC). BRIC countries have benefited from an abundance of natural resources, increasing domestic consumption, strong demand for exports, and better government fiscal responsibility. In general, these economies have become financially stronger with higher sovereign cash surpluses over the last few years.

Until May 2008, the emerging markets remained relatively de-coupled from the mounting issues in the developed markets. Rallies in the commodities markets boosted emerging market performance, but that resilience gave way by the end of the second quarter in 2008. Record high oil and food prices created inflationary pressures, global economic contagion began, and political conflict between Russia and Georgia heightened concerns in the region. In the third quarter alone, the Morgan Stanley MSCI Emerging Markets Index declined (-27%) in U.S. dollar terms, making it one of the worst quarters since the index was created in 1987.

For the year ended September 30, 2008 all of the sectors in the Fund's benchmark delivered negative returns. Healthcare (-4%) and Consumer Staples (-19%) faired the best as investors moved towards more defensive positioning in the volatile market environment. Industrials (-48%) and Materials (-44%) had the steepest declines over fear that a global economic slowdown would reduce demand for exports. The Information Technology sector (-36%) was also affected by the economic slowdown, resulting in a muted outlook for many Information Technology companies.

On a country level, all emerging markets declined on an absolute basis in the past year with China (-50%), Pakistan (-46%) and South Korea (-42%) being the largest detractors. Russia declined (-37%) as billions of dollars were ejected out of the country by foreign investors because of the rising conflict with Georgia. Latin America suffered a steep decline with almost half of its index concentrated in the Materials and Energy sectors. China was impacted by fears of slowing exports and the financial crisis.

The Fund performed in line with the benchmark, returning -33.33% compared to -33.00% of the Morgan Stanley MSCI Emerging Markets Index. The defensive positioning of value managers such as The Boston Company Asset Management LLC and PanAgora Asset Management, Inc., which avoided high valuations and earnings at cyclical peaks, led to relative out performance of these sub-advisors. However, growth managers, such as AllianceBernstein L.P., struggled as investors preferred valuations based on 'known' historical metrics rather than forward looking growth estimates. Two manager changes took place in the Fund over the last 12 months. Emerging Markets Management LLC was terminated in July 2008 and Artisan Partners was funded in August 2008. Artisan Partners Limited Partnership ("Artisan") uses a fundamental research process that focuses on identifying companies that are priced at a discount relative to their estimate of sustainable earnings. Artisan also provides an expanded opportunity set to the fund by providing access to smaller growth opportunities such as Initial Public Offering's and investments in frontier markets.


  SEI Institutional International Trust / Annual Report / September 30, 2008 3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2008

Emerging Markets Equity Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                     Annualized   Annualized   Annualized    Annualized
          One Year     3 Year       5 Year       10 Year    Inception to
           Return      Return       Return        Return        Date
          --------   ----------   ----------   ----------   ------------
Class A    -33.33%       4.80%       15.54%       11.69%         4.72%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, versus the Morgan Stanley MSCI EAFE Emerging Markets Index

                              (PERFORMANCE GRAPH)

                             Morgan Stanley
               Emerging       MSCI Emerging
            Markets Equity      Markets
                 Fund            Index
            --------------   --------------
9/98           $100,000         $100,000
9/99            148,228          156,522
9/00            149,280          157,171
9/01             98,762          105,059
9/02            106,446          113,624
9/03            146,710          165,859
9/04            181,346          209,865
9/05            262,375          308,869
9/06            305,555          373,189
9/07            453,042          592,006
9/08            302,038          396,643

(1) For the period ended September 30, 2008. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


  4 SEI Institutional International Trust /Annual Report /September 30, 2008

International Fixed Income Fund

Objective

The International Fixed Income Fund (the "Fund") seeks to provide capital appreciation and current income through investments in investment grade fixed income securities of foreign government and corporate issuers.

Strategy

The Fund seeks to provide U.S.-based investors with a vehicle to diversity and enhance the returns of the domestic fixed income portion of their Funds. Although there are no restrictions of the Fund's overall duration, under normal conditions it is expected to range between four and six years. The Fund is managed against a broad aggregate index inclusive of sovereign, mortgage and corporate securities. The Fund is diversified through its issuers, market capitalization, and industry and country positioning.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund intends to be diversified across six to twelve countries, across the three major trading blocs: North America, Europe and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.

Analysis

The International fixed income market, as measured by the Lehman Global Aggregate ex-U.S. Index, returned 2.77% over the year ended September 30, 2008. The performance of the international bond markets during that time was marked by extreme volatility. Government bonds rallied as a result of weak economic data and relief from inflationary pressures, while central banks globally cut interest rates in union as unprecedented market volatility and stress pervaded the financial sector. Carry related bond and currency strategies performed poorly during this time and bond yields tended to drift downward given the central bank rate cuts.

Markets became increasingly jittery in the third quarter, as financial companies failed and governments stepped in on numerous occasions to keep others solvent. The sub-prime woes of the U.S. spread to the global economy, and concerned investors demanded a vastly higher premium for additional risk.

As a result, volatility surged to levels not seen before, and equities sold off significantly as investors sought safer assets such as government bonds. Inter-bank lending seized up as a result of the sub-prime crisis, and major central banks around the globe provided emergency funding in an effort to restore order to the financial markets. Inter bank rates spiked as a result of the higher risk aversion in the market and a general unwillingness by banks to lend money to each other.

Central bank liquidity interventions are slowly helping markets to stabilize and they were given further impetus as the U.S. Federal Reserve (Fed) slashed interest rates aggressively. Other central banks, which were hawkish on interest rates before the credit crisis, changed their policy and have also cut rates aggressively.

In the U.S. bond market, a flight to quality propped up prices and pushed yields lower for relatively risk-free government securities, led by U.S. Treasuries. While yields fell sharply at the short end of the maturity spectrum, yields at the long end of the curve fell to a lesser degree, causing the yield curve to steepen considerably over the period.

United Kingdom and European government bond markets also saw a flight to quality which drove short term yields lower, and steepening yield curves while swap spread and corporate credit spreads widened notably.

The Fund underperformed its index, returning -2.89%. The main detractors from performance included the currency positioning of Record Currency Management Limited, who was long the British Pound Sterling and Australian Dollar against the Japanese Yen. The Japanese Yen rallied notably against these two currency pairs and as a result, this detracted from performance. Long duration positioning by BlackRock Financial Management, Inc. and Fidelity International Investment Advisors (UK) Limited benefited the fund at various points throughout the year when global bond yields were falling. Curve steepeners were also a positive contribution to performance. The largest detractor was the overweight to spread products, notably Investment Grade Corporates, Mortgage-Backed Securities and European Asset-Backed Securities.


  SEI Institutional International Trust / Annual Report / September 30, 2008 5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2008

International Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN(1)


                     Annualized   Annualized   Annualized    Annualized
          One Year     3 Year       5 Year       10 Year    Inception to
           Return      Return       Return        Return        Date
          --------   ----------   ----------   ----------   ------------

Class A    -2.89%      -0.76%        1.58%        2.39%         4.31%

Comparison of Change in the Value of a $100,000 Investment in the Internationial Fixed Income Fund, versus the Lehman Global Aggregate ex-U.S. Index

                              (PERFORMANCE GRAPH)

                                 Lehman Global
              International     Aggregate Index,
            Fixed Income Fund    ex-U.S. Index
            -----------------   ----------------
9/98              $100,000           $100,000
9/99                98,644            102,316
9/00                89,196            108,884
9/01                92,014            119,282
9/02               100,015            126,184
9/03               117,072            131,207
9/04               125,768            135,261
9/05               129,553            144,549
9/06               127,423            149,192
9/07               130,398            154,098
9/08               126,625            158,360

(1) For the period ended September 30, 2008. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


   6 SEI Institutional International Trust /Annual Report /September 30, 2008

Emerging Markets Debt Fund

Objective

The Emerging Markets Debt Fund (the "Fund') seeks to maximize total return from a portfolio consisting of primarily U.S., dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries.

Strategy

The Fund seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Structuring and managing the Fund entails a multistep process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/political/debt attributes, 2) "trading" countries which present more opportunistic value and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 25-30 countries.

The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.

Analysis

Emerging Markets Debt ("EMD") as measured by the J.P. Morgan EMBI Global Index posted a loss of 2.66% during the year ended September 30, 2008 with the market incurring heightened levels of volatility as the global financial crisis crushed investor sentiment and greatly reduced liquidity.

EMD proved resilient in early 2008 despite rising inflation and inflationary pressures. Central banks have been challenged and began using various measures of capital controls to help fight the problem. The main contributors to rising inflation have been greater domestic demand in emerging markets, especially China. However, the failure and/or seizing of Wall Street banks by the government late in the period led investors to reduce their holdings of riskier assets over concerns of a global recession. As a result, demand for emerging markets assets by developed nations began to slow significantly though demand from within the asset class remained stable. During the period, EMD spreads over U.S. Treasuries widened 224 basis point to end at 449 basis points with the market yield ending the period at 8.17%.

Technicals were favorable for most of the period as EMD managed to avoid the early part of the crisis. Fundamentals remained positive as country debt profiles continued to improve and rating agencies took notice. For the year ended September 30, 2008, EMD saw 11 upgrades to only 4 downgrades, signaling a fundamentally improving asset class. Unfortunately, as market confidence dropped due to the financial crisis, technicals took over and EMD became correlated with global equities in a massive sell-off. Risk-averse investors withdrew billions of dollars from the asset class in just a couple weeks, prompting further devaluation of assets. Commodity prices, though still somewhat supportive, continued to fall late in the year and the purchasing power squeeze on consumption from higher inflation continued to weigh on the asset class. Slowing growth has become the primary focus of central banks and policy makers while inflation appears to be peaking in some regions, particularly Europe.

The Emerging Markets Debt Fund, Class A posted a loss of 5.71% for the year ended September 30, 2008. The Fund's overweight to Argentina was the largest detractor as various events significantly impacted performance. The election of Cristina Kirchner appeared to be positive as the market expected her to settle disputes with international creditors, and her new cabinet was expected to undertake significant policy changes. Unfortunately, continued manipulation of inflation data, cabinet resignations, and most recently the government's clash with local farmers over export taxes proved damaging to the country's outlook. Also hurting fund performance was an underweight to Lebanon where bonds returned 10.3% over the year. Fund managers remain underweight because yields remain relatively unattractive and the downside risks to the credit are greater given the


  SEI Institutional International Trust / Annual Report / September 30, 2008 7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2008

country's geographic location and political instability. The latter was proven wrong this year as tensions between the Pro-West and Pro-Syrian governments were kept in check and the country's bonds benefited. Also hurting fund performance was security selection to local currency bonds. As the market became more concerned over the financial crisis and potential risks of a global recession, investors sold holdings of emerging market assets, rallying the dollar and wiping out all the gains in emerging markets bonds and year-to-date foreign currency.

The Fund's selection of an off-benchmark corporate bond in Singapore was the largest contributor to Fund relative performance, returning 37% over the one year period. An underweight to Indonesia also helped as inflation concerns kept investors out of the credit. The political landscape has improved though tensions had existed between party leaders for some time. An underweight to Pakistan added to positive attribution as the country lost more than 11% when President Musharraf issued a state of emergency during a power struggle, realizing that his days as President could be coming to an end. Postponed elections led to more violence, and the assassination of former Prime Minister Benazir Bhutto created more uncertainty in the region. Also adding to relative performance was an underweight to Ecuador where poor fiscal policies, falling oil prices, and concerns over the discontinuation of servicing debt resulted in a devaluation of the country's bonds.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN(1)

                     Annualized   Annualized   Annualized    Annualized
          One Year     3 Year       5 Year       10 Year    Inception to
           Return      Return       Return       Return         Date
          --------   ----------   ----------   ----------   ------------
Class A    -5.71%       4.08%        8.93%       15.18%        9.83%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Global Index

                              (PERFORMANCE GRAPH)

                        J.P. Morgan
             Emerging      EMBI
             Markets      Global
            Debt Fund     Index
            ---------  -----------
9/98          $100,000    $100,000
9/99           131,153     123,209
9/00           167,965     148,914
9/01           175,844     160,957
9/02           179,626     171,838
9/03           267,916     221,992
9/04           305,354     246,594
9/05           364,395     280,112
9/06           396,013     301,014
9/07           435,721     322,669
9/08           410,827     314,089

(1) For the period ended September 30, 2008. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


  8 SEI Institutional International Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2008

SECTOR WEIGHTINGS (UNAUDITED)+:

                              (PERFORMANCE GRAPH)

Financials                           18.1%
Mortgage-Backed Securities           14.3%
Basic Materials                       9.6%
Energy                                9.6%
Industrials                           8.6%
Healthcare                            6.5%
Affiliated Partnership                5.7%
Consumer Discretionary                5.6%
Telecommunication Services            5.2%
Utilities                             4.6%
Consumer Staples                      4.5%
Information Technology                3.8%
U.S. Treasury Obligations             1.1%
U.S. Government Agency Obligations    1.0%
Asset-Backed Securities               0.8%
Commercial Paper                      0.6%
Short-Term Investments                0.4%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 7).

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
COMMON STOCK -- 87.7%
AUSTRALIA -- 4.0%
   AGL Energy (A)                                       25,671   $           283
   Aquila Resources* (A)                                   400                 3
   Aristocrat Leisure (A)                               29,642               155
   Ausenco (A)                                           4,786                43
   Australia & New Zealand Banking
      Group (A) (B)                                    337,090             5,198
   AWB (A)                                             123,770               276
   Babcock & Brown (A) (B)                              28,888                47
   Beach Petroleum (A)                                  25,000                18
   BHP Billiton (A)                                    801,016            20,685
   Billabong International (A)                          13,303               148
   BlueScope Steel (A) (B)                             161,540               950
   Boart Longyear Group (A) (B)                         62,988                57
   Campbell Brothers (A)                                 2,054                52
   Centennial Coal (A)                                 266,931               789
   CFS Retail Property Trust (A) (C)                    16,100                29
   Challenger Financial Services
      Group (A) (B)                                    294,431               580
   Coca-Cola Amatil (A) (B)                             36,425               243
   Commonwealth Bank of Australia (A)                   74,690             2,628
   Computershare (A) (B)                                77,129               582
   CSL (A)                                             239,525             7,243
   Dexus Property Group* (A) (C)                        58,800                69
   Downer EDI (A)                                      153,565               781
   Felix Resources (A)                                  28,317               386
   Flight Centre (A)                                     4,700                72
   Fortescue Metals Group* (A) (B)                     221,270               840
   Foster's Group (A)                                  403,266             1,798
   Goodman Fielder (A) (B)                             709,197               803
   Goodman Group (A) (B) (C)                           263,089               530
   Incitec Pivot                                       996,784             3,986
   ING Industrial Fund (A) (B) (C)                     519,909               658
   JB Hi-Fi (A)                                         13,673               135
   Leighton Holdings (A) (B)                           117,260             3,603
   Lion Nathan (A)                                      59,400               444

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Macquarie Airports (A) (B)                          648,133   $         1,422
   Macquarie Group (A) (B)                              12,841               395
   Macquarie Infrastructure Group (A) (B)            1,425,633             2,698
   Macquarie Office Trust (A) (B) (C)                   78,858                50
   Mirvac Group (A) (B) (C)                             43,593                89
   Mount Gibson Iron* (A)                              165,600               220
   National Australia Bank (A) (B)                     247,432             4,985
   Nufarm (A) (B)                                       47,301               578
   OneSteel (A) (B)                                    279,818             1,033
   Orica (A)                                            43,600               735
   Origin Energy (A)                                    64,700               835
   Pacific Brands (A) (B)                              434,679               678
   Paladin Energy* (A)                                  39,375               122
   Portman* (A)                                         29,380               495
   Rio Tinto (A) (B)                                    72,748             4,893
   Santos (A) (B)                                       48,700               744
   Seven Network (A) (B)                                 4,658                24
   St. George Bank (A)                                  22,396               528
   Suncorp-Metway (A)                                    6,808                52
   TABCORP Holdings (A) (B)                            108,883               714
   Telstra (A)                                       1,310,029             4,387
   Wesfarmers (A) (B)                                   47,640             1,103
   Westfield Group (A) (B) (C)                         134,190             1,835
   Westpac Banking (A) (B)                             182,983             3,237
   Woodside Petroleum (A) (B)                           66,873             2,693
   Woolworths (A)                                      148,499             3,265
   WorleyParsons (A) (B)                                21,467               530
                                                                 ---------------
                                                                          92,454
                                                                 ---------------
AUSTRIA -- 0.4%
   Erste Group Bank (A)                                  7,005               348
   Immoeast* (A)                                       172,627               435
   IMMOFINANZ (A) (B)                                   40,164               142
   OMV (A)                                              87,310             3,672
   Verbund - Oesterreichische
      Elektrizitaetswirtschafts, Cl A (A)               12,290               754
   Voestalpine (A)                                     120,426             3,755
                                                                 ---------------
                                                                           9,106
                                                                 ---------------
BELGIUM -- 0.9%
   Banque Nationale de Belgique (A)                          3                11
   Bekaert (A)                                           6,291               838
   Colruyt (A)                                           4,190             1,049
   Delhaize Group (A)                                   25,156             1,458
   Dexia (A) (B)                                       110,759             1,207
   Elia System Operator (A)                                506                19
   Euronav (A)                                          23,040               636
   Fortis (A) (B)                                      423,389             2,610
   Groupe Bruxelles Lambert (A)                         16,354             1,408
   KBC Groep (A)                                        12,934             1,123
   Solvay (A)                                           68,200             8,353
   Tessenderlo Chemie (A)                                1,777                89


  SEI Institutional International Trust / Annual Report / September 30, 2008 9

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   UCB (A)                                              21,307   $           755
   Umicore (A)                                          27,670               853
                                                                 ---------------
                                                                          20,409
                                                                 ---------------
BERMUDA -- 0.0%
   Seadrill (A)                                         32,350               666
                                                                 ---------------
BRAZIL -- 0.3%
   Banco do Brasil                                     312,000             3,620
   Gerdau ADR                                           38,750               430
   Unibanco - Uniao de Bancos
      Brasileiros GDR                                   18,180             1,835
                                                                 ---------------
                                                                           5,885
                                                                 ---------------
CANADA -- 2.6%
   Agrium                                               19,260             1,078
   Bank of Nova Scotia                                  20,110               908
   Brookfield Asset Management, Cl A                    71,260             1,923
   Canadian Imperial Bank of Commerce                   61,390             3,527
   Eastern Platinum                                    737,850               680
   EnCana (B)                                          185,920            12,125
   Fairfax Financial Holdings                            3,800             1,219
   Goldcorp                                            220,480             6,974
   Imperial Oil                                         32,600             1,397
   Inmet Mining                                         13,400               625
   Methanex (B)                                         45,800               898
   National Bank of Canada                              52,580             2,406
   Nexen                                               107,071             2,487
   Nova Chemicals                                       49,900             1,098
   Petro-Canada                                        154,710             5,151
   Potash Corp of Saskatchewan                          38,710             5,110
   Potash Saskatchewan                                   5,720               742
   Royal Bank of Canada                                 74,400             3,534
   Sun Life Financial                                   93,460             3,270
   Teck Cominco, Cl B                                   50,800             1,444
   TELUS, Cl A                                             645                23
   Toronto-Dominion Bank                                84,970             5,121
                                                                 ---------------
                                                                          61,740
                                                                 ---------------
CHINA -- 0.6%
   Bank of Communications (A) (B)                    4,540,000             4,135
   China COSCO Holdings (A)                          1,761,000             1,605
   China Life Insurance, Cl H (A)                    1,462,900             5,450
   China Petroleum & Chemical (A)                    3,519,710             2,778
   Foxconn International Holdings* (A)                 459,390               206
                                                                 ---------------
                                                                          14,174
                                                                 ---------------
CZECH REPUBLIC -- 0.2%
   CEZ (A)                                              82,350             5,109
                                                                 ---------------

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
DENMARK -- 0.8%
   A P Moller - Maersk, Cl A (A)                           590   $         5,078
   Carlsberg, Cl B (A)                                   1,146                87
   D/S Norden (A)                                        8,323               400
   Danske Bank (A)                                     104,732             2,516
   East Asiatic (A)                                      8,638               362
   FLSmidth (A)                                          5,200               264
   Novo Nordisk, Cl B (A)                               38,110             1,971
   Sydbank (A)                                          21,108               632
   Vestas Wind Systems* (A)                             95,602             8,326
                                                                 ---------------
                                                                          19,636
                                                                 ---------------
FINLAND -- 1.0%
   Fortum (A)                                           53,438             1,789
   Kone, Cl B (A)                                        4,124               112
   Konecranes (A)                                       48,944             1,168
   Metso (A)                                            55,031             1,347
   Nokia (A)                                           420,389             7,823
   Nokian Renkaat (A)                                   35,254               846
   Outokumpu (A)                                       203,510             3,235
   Rautaruukki (A)                                      19,601               391
   Sampo, Cl A (A)                                      94,203             2,139
   Stora Enso, Cl R (A)                                165,200             1,611
   UPM-Kymmene (A)                                      70,163             1,092
   Wartsila, Cl B (A)                                   34,847             1,465
   YIT (A)                                               3,383                35
                                                                 ---------------
                                                                          23,053
                                                                 ---------------
FRANCE -- 8.6%
   Air France-KLM (A)                                   21,900               500
   Alstom (A)                                           35,893             2,719
   Arkema (A)                                           33,500             1,234
   Atos Origin (A)                                         600                26
   AXA (A)                                             113,648             3,712
   BNP Paribas (A)                                     202,027            19,242
   Bouygues (A)                                          2,615               118
   Bureau Veritas (A)                                   17,224               879
   Capital Gemini (A)                                   41,884             1,974
   Carrefour (A)                                         4,649               219
   Casino Guichard Perrachon (A)                        34,365             3,059
   Christian Dior (A)                                    8,233               623
   Cie de Saint-Gobain (A) (B)                          23,096             1,192
   CNP Assurances (A)                                   21,715             2,447
   Compagnie Generale des Etablissements
      Michelin, Cl B (A)                                55,000             3,555
   Credit Agricole (A)                                 281,988             5,419
   Eramet (A)                                            3,530             1,349
   Eutelsat Communications (A)                          27,677               735
   France Telecom (A)                                  784,065            21,944
   GDF Suez (A)                                        198,885            10,324
   Gemalto* (A)                                         58,038             2,089
   Lafarge (A)                                          11,190             1,176
   Lagardere SCA (A)                                    64,905             2,919


  10 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Nexans (A)                                            1,772   $           157
   Peugeot (A)                                         101,364             3,806
   PPR (A)                                               5,375               480
   Rallye (A)                                            5,480               160
   Renault (A)                                         119,079             7,572
   Sanofi-Aventis (A)                                  373,046            24,471
   Schneider Electric (A)                               32,054             2,746
   SCOR (A)                                             40,119               778
   Sequana Capital (A) (B)                               1,459                21
   Societe Generale (A)                                108,213             9,699
   Sodexho Alliance (A)                                  3,900               230
   Suez (A)                                                 20                 1
   Suez Environnement                                  158,409             3,892
   Technip (A)                                          69,200             3,880
   Total (A)                                           671,283            40,689
   UBISOFT Entertainment* (A)                           13,240               919
   Unibail (A) (B) (C)                                  13,315             2,688
   Valeo (A)                                             7,779               235
   Vallourec (A)                                        16,344             3,519
   Vilmorin & Cie (A)                                      853               112
   Vivendi (A)                                         153,090             4,789
   Wendel (A)                                           21,949             1,747
                                                                 ---------------
                                                                         200,045
                                                                 ---------------
GERMANY -- 8.8%
   Allianz (A)                                         101,616            13,900
   BASF (A)                                            521,434            24,805
   Bayer (A) (B)                                       255,114            18,642
   Bilfinger Berger (A)                                 10,067               523
   Celesio (A)                                          42,210             1,838
   Commerzbank (A)                                      82,433             1,219
   DaimlerChrysler (A)                                  50,916             2,522
   Deutsche Bank (A)                                   187,637            13,393
   Deutsche Boerse (A)                                   1,222               112
   Deutsche Lufthansa (A)                              311,926             6,084
   Deutsche Post (A) (B)                               313,450             6,525
   Deutsche Telekom (A)                                509,345             7,718
   E.ON (A)                                            593,476            29,807
   Fresenius Medical Care (A) (B)                      158,250             8,174
   GEA Group (A)                                        45,380               876
   Hannover Rueckversicherung (A)                       22,758               831
   Henkel KGaA (A)                                      61,842             1,892
   Hypo Real Estate Holding (A)                         22,033               130
   Infineon Technologies* (A)                          435,000             2,410
   K+S (A)                                              96,053             6,645
   KSB (A)                                                 239               129
   Linde (A)                                            14,581             1,554
   MAN (A)                                              44,021             2,957
   Muenchener Rueckversicherungs (A)                    62,057             9,340
   MVV Energie (A)                                       1,364                64
   Norddeutsche Affinerie (A)                            3,251               137
   Q-Cells* (A)                                         32,260             2,736
   Rheinmetall (A)                                       1,003                55

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   RWE (A)                                             106,341   $        10,116
   Salzgitter (A)                                       28,536             2,879
   SAP (A)                                             199,756            10,615
   SGL Carbon* (A)                                     127,200             4,933
   Siemens (A)                                          30,649             2,852
   Suedzucker (A) (B)                                   77,688             1,128
   ThyssenKrupp (A) (B)                                173,306             5,192
   TUI (A) (B)                                         143,748             2,369
                                                                 ---------------
                                                                         205,102
                                                                 ---------------
GREECE -- 0.3%
   Alpha Bank AE (A)                                    71,700             1,557
   National Bank of Greece (A)                          51,608             2,087
   OPAP (A)                                             81,952             2,510
   Public Power (A)                                     44,730               689
                                                                 ---------------
                                                                           6,843
                                                                 ---------------
HONG KONG -- 2.2%
   Allied Properties HK (A)                            308,000                40
   BOC Hong Kong Holdings (A)                        1,950,390             3,487
   Cheung Kong Holdings (A)                            108,000             1,224
   China Mobile (A)                                    851,400             8,530
   China Netcom Group (A)                              290,500               643
   Chinese Estates Holdings (A)                         54,000                67
   CITIC International Financial Holdings (A)           78,000                52
   Citic Pacific (A)                                   283,820               830
   CLP Holdings (A)                                    207,000             1,670
   Dairy Farm International Holdings (A)                 1,800                 9
   Emperor International Holdings (A)                  175,680                36
   Esprit Holdings (A)                                 382,400             2,370
   First Pacific (A)                                    98,000                52
   Great Eagle Holdings (A)                            105,460               235
   Guoco Group (A)                                      55,000               462
   Hang Seng Bank (A)                                  209,450             3,960
   Henderson Land Development (A)                      257,250             1,147
   Hongkong & Shanghai Hotels (A)                      100,500                98
   HongKong Electric Holdings (A)                      551,700             3,465
   Hongkong Land Holdings (A)                          871,000             2,609
   Hopewell Highway Infrastructure (A)                 325,210               226
   Hopewell Holdings (A)                               162,000               588
   Hutchison Telecommunications
      International* (A)                               543,090               606
   Hutchison Whampoa (A)                               429,300             3,297
   Hysan Development (A)                                73,000               190
   Jardine Matheson Holdings (A)                        48,000             1,254
   Jardine Strategic Holdings (A)                       49,000               697
   Johnson Electric Holdings (A)                       633,580               238
   Kowloon Development (A)                             210,080               188
   Miramar Hotel & Investment (A)                        6,000                 7
   MTR (A)                                             320,000               945
   New World Development (A)                           140,000               156
   Noble Group (A)                                   1,105,000             1,057
   NWS Holdings (A)                                    154,040               276


  SEI Institutional International Trust / Annual Report / September 30, 2008 11

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Orient Overseas International (A)                    72,500   $           186
   Pacific Andes Holdings (A)                            6,000                 1
   Pacific Basin Shipping (A)                          470,000               391
   Pacific Century Premium
      Developments (A)                                 540,000               168
   Road King Infrastructure (A)                          8,000                 5
   SEA Holdings (E)                                     38,000                21
   Sinolink Worldwide Holdings (A)                   1,140,000               110
   SRE Group (A)                                       567,167                44
   Sun Hung Kai (A)                                     92,000                42
   Sun Hung Kai Properties (A)                         424,500             4,375
   Texwinca Holdings (A)                                16,000                13
   Transport International Holdings (A)                  8,800                25
   Truly International Holdings (A)                     16,000                13
   VTech Holdings (A)                                    6,000                35
   Wharf Holdings (A)                                1,249,280             3,569
   Wheelock (A)                                        369,850               671
   Wing Hang Bank (A)                                   11,000                84
   Wing On International (A)                            22,000                31
   Yue Yuen Industrial Holdings (A)                    208,190               569
                                                                 ---------------
                                                                          51,064
                                                                 ---------------
INDIA -- 0.2%
   Reliance Industries GDR (A) (D)                      55,770             4,620
                                                                 ---------------
INDONESIA -- 0.1%
   Bumi Resources (A)                                7,467,500             2,483
                                                                 ---------------
IRELAND -- 0.0%
   DCC (A)                                              30,870               593
   Irish Life & Permanent (A)                           60,483               423
                                                                 ---------------
                                                                           1,016
                                                                 ---------------
ISRAEL -- 0.3%
   Teva Pharmaceutical Industries ADR                  174,490             7,990
                                                                 ---------------
ITALY -- 3.1%
   ACEA (A)                                             58,990               843
   Banco Popolare Scarl (A) (B)                        246,930             3,827
   Enel (A)                                          1,224,726            10,201
   ENI (A) (B)                                         768,771            20,331
   Fiat (A)                                            143,720             1,927
   Finmeccanica (A)                                     47,525             1,028
   Fondiaria-Sai (A)                                    23,579               555
   IFIL - Investments (A) (B)                          278,932             1,262
   Intesa Sanpaolo (A)                                 972,772             5,228
   Iride (A)                                            32,921                72
   Italcementi (A) (B)                                  33,446               370
   Mediobanca (A)                                       77,150             1,045
   Prysmian (A)                                         30,728               603
   Telecom Italia (A)                                9,136,382            12,717
   Terna Rete Elettrica Nazionale (A)                  269,090               987

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   UniCredito Italiano (A)                           1,125,368   $         4,199
   Unione di Banche Italiane SCPA (A)                  221,610             4,844
   Unipol Gruppo Finanziario (A)                       618,546             1,324
                                                                 ---------------
                                                                          71,363
                                                                 ---------------
JAPAN -- 17.5%
   77 Bank (A)                                          99,000               500
   Acom (A) (B)                                         16,620               569
   ADEKA (A)                                             3,700                23
   Aeon (A)                                             94,800               970
   Aichi Bank (A)                                        1,200                83
   Aida Engineering (A) (B)                              6,000                25
   Aiful (A)                                            10,750                83
   Aisan Industry (A)                                    7,500                45
   Aisin Seiki (A)                                      28,100               689
   Akita Bank (A)                                       20,000                77
   Aloka (A)                                             3,700                37
   Amada (A)                                            97,000               534
   Amano (A) (B)                                         3,000                24
   AOKI Holdings (A)                                     3,800                39
   Aoyama Trading (A)                                    6,800                91
   Aozora Bank (A)                                      38,000                60
   Asahi Breweries (A)                                 182,400             3,203
   Asahi Glass (A)                                     202,000             1,779
   Asahi Kasei (A)                                     196,000               826
   Astellas Pharma (A)                                  80,200             3,376
   Bank of Kyoto (A)                                   168,000             1,718
   Bank of Nagoya (A)                                   27,000               149
   Belluna (A) (B)                                       5,200                24
   Benesse (A)                                          27,200             1,113
   BML (A)                                                 100                 2
   Bridgestone (A)                                      86,800             1,646
   Calsonic Kansei (A)                                  38,000               109
   Canon Electronics (A) (B)                             6,000                97
   Canon Finetech (A)                                   10,000               105
   Cawachi (A)                                          11,300               215
   Central Japan Railway (A)                               305             2,881
   Century Leasing System (A)                              100                 1
   Chiba Bank (A)                                      108,000               567
   Chiba Kogyo Bank* (A)                                 6,200                71
   Chubu Electric Power (A)                             57,000             1,346
   Chudenko (A) (B)                                      8,000               120
   Circle K Sunkus (A)                                  30,500               507
   CKD (A)                                               5,800                25
   Coca-Cola Central Japan (A)                               6                36
   Coca-Cola West Holdings (A)                          26,300               595
   Corona (A)                                            2,000                21
   Cosmo Oil (A)                                        71,000               169
   Credit Saison (A)                                    56,400               929
   CyberAgent (A)                                          630               597
   Daihatsu Motor (A)                                   95,000             1,041
   Daiichikosho (A)                                      3,000                31
   Dainippon Ink and Chemicals (A)                     210,000               398


  12 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Dainippon Sumitomo Pharma (A)                        60,000   $           492
   Daishi Bank (A)                                      34,000               135
   daVinci Holdings* (A)                                   707               165
   DCM Japan Holdings (A) (B)                           20,400               144
   Dena (A) (B)                                             60               242
   Denki Kagaku Kogyo (A)                               57,000               150
   Denso (A)                                            77,800             1,912
   Dentsu (A) (B)                                          123               248
   East Japan Railway (A)                                  421             3,145
   Ehime Bank (A)                                       24,000                67
   Eighteenth Bank (A)                                  20,000                53
   Electric Power Development (A)                       46,600             1,508
   FamilyMart (A)                                      102,900             4,362
   Fast Retailing (A) (B)                               41,000             4,188
   Fuji Electric Holdings (A)                          132,000               319
   Fuji Fire & Marine Insurance (A)                      6,000                14
   Fuji Heavy Industries (A)                            76,000               386
   Fuji Machine Manufacturing (A)                        3,300                40
   Fuji Media Holdings (A)                                 357               461
   Fuji Oil (A)                                          5,600                64
   Fujikura (A)                                         14,000                55
   Fujitsu (A)                                       1,287,000             7,248
   Fujitsu Business Systems (A)                            100                 1
   Fukuda Denshi (A)                                       300                 6
   Fukuoka Financial Group (A)                         143,000               527
   Furukawa Electric (A)                               354,000             1,566
   Furuno Electric (A)                                   4,400                38
   Futaba (A)                                            3,800                67
   Gunma Bank (A)                                        5,000                29
   H2O Retailing (A)                                     3,000                18
   Hachijuni Bank (A)                                   35,000               186
   Hankyu Hanshin Holdings (A)                          11,000                51
   Heiwado (A)                                          12,200               175
   Higashi-Nippon Bank (A)                              25,000                68
   Higo Bank (A)                                        22,000               127
   HI-LEX CORP (A)                                       4,600                49
   Hino Motors (A)                                      85,000               344
   Hisamitsu Pharmaceutical (A)                         27,500             1,206
   Hitachi                                           1,115,000             7,541
   Hitachi Capital (A)                                  14,700               179
   Hitachi Chemical (A)                                 30,100               405
   Hitachi Construction Machinery (A) (B)               44,200             1,094
   Hitachi Koki (A)                                     28,100               287
   Hitachi Maxell (A)                                   12,900               139
   Hitachi Metals (A)                                  116,000             1,389
   Hitachi Software Engineering (A)                      8,200               145
   Hitachi Systems & Services (A)                        3,300                44
   Hokkaido Electric Power (A)                          35,500               743
   Hokuetsu Bank (A)                                    35,000                73
   Honda Motor (A)                                     327,500             9,952
   Hosiden (A) (B)                                       8,000               115
   Hyakugo Bank (A)                                     35,000               199
   Hyakujushi Bank (A)                                  25,000               140
   Inpex Holdings (A)                                      446             3,797

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Isetan Mitsukoshi Holdings (A)                       60,600   $           712
   Isuzu Motors (A)                                  1,079,000             3,004
   IT Holdings* (A)                                     17,300               255
   Itochu (A)                                          640,000             3,862
   Itochu Enex (A)                                      10,400                67
   IWATANI CORP (A) (B)                                 33,000                78
   Izumiya (A)                                          20,000               109
   Japan Aviation Electronics Industry (A)              16,000                76
   Japan Petroleum Exploration (A)                       8,500               437
   Japan Steel Works (A)                               477,450             5,947
   Japan Tobacco (A)                                       973             3,674
   JFE Holdings (A)                                    256,000             7,954
   JGC (A)                                              34,000               546
   JS Group (A)                                         38,200               482
   JTEKT (A)                                            49,200               562
   Juroku Bank (A)                                      49,000               188
   Kagawa Bank (A)                                       8,000                38
   Kajima (A)                                          233,000               705
   Kamigumi (A)                                         81,000               610
   Kaneka (A)                                           58,000               321
   Kanematsu* (A)                                        7,000                 7
   Kansai Electric Power (A)                           104,800             2,336
   Kansai Paint (A)                                     34,000               211
   Kanto Natural Gas Development (A)                     8,000                44
   Kao (A)                                              80,000             2,149
   Kasumi (A)                                            9,000                49
   Kawasaki Heavy Industries (A)                        57,000               122
   Kawasaki Kisen Kaisha (A)                           198,000             1,227
   KDDI (A)                                                581             3,297
   Keisei Electric Railway (A)                          60,000               331
   Keiyo Bank (A)                                       36,000               173
   Kinden (A)                                           40,000               382
   Kirin Brewery (A)                                   286,000             3,765
   Kissei Pharmaceutical (A) (B)                         9,000               196
   Kobe Steel (A)                                      419,000               845
   Koito Manufacturing (A)                              65,000               609
   Komatsu (A) (B)                                      22,800               374
   Komeri (A)                                            3,500                99
   Komori (A)                                           18,500               249
   Konami (A)                                           27,900               703
   Konica Minolta Holdings (A)                          11,500               132
   Kose (A)                                              7,600               212
   Kuraray (A)                                          64,500               642
   Kurita Water Industries (A)                          41,000               962
   Kuroda Electric (A)                                   4,000                38
   Kyorin (A)                                            9,000               106
   Kyowa Hakko Kogyo (A)                                29,000               306
   Kyudenko (A)                                          1,000                 6
   Lawson (A)                                           59,400             2,744
   Leopalace21 (A)                                      57,500               445
   Lintec (A)                                            9,800               161
   Lion (A)                                             26,000               139
   Mabuchi Motor (A)                                     3,300               150
   Maeda (A)                                            20,000                62


 SEI Institutional International Trust / Annual Report / September 30, 2008 13

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Makino Milling Machine (A)                            5,000   $            20
   Makita (A)                                           44,700               917
   Mandom (A)                                            3,200                85
   Marubeni (A)                                        585,000             2,657
   Marui (A)                                            13,000                97
   Maruichi Steel Tube (A)                               4,700               129
   Matsushita Electric Industrial (A)                  512,000             8,842
   Mazda Motor (A)                                     558,000             2,277
   Meiji Seika Kaisha (A) (B)                           48,000               220
   Michinoku Bank (A)                                    2,000                 4
   Micronics Japan (A)                                   2,500                36
   Mie Bank (A)                                         18,000                73
   Mikuni Coca-Cola Bottling (A)                         2,900                25
   Millea Holdings (A)                                  96,400             3,546
   Minato Bank (A) (B)                                  37,000                52
   Minebea (A)                                          69,000               259
   Ministop (A)                                            200                 4
   Mitsubishi (A)                                      785,800            16,421
   Mitsubishi Chemical Holdings (A)                  1,117,500             5,917
   Mitsubishi Electric (A) (B)                         291,000             1,967
   Mitsubishi Gas Chemical (A)                         220,000             1,066
   Mitsubishi Heavy Industries (A) (B)                 315,000             1,371
   Mitsubishi Materials (A)                            163,000               513
   Mitsubishi Rayon (A)                                 93,000               231
   Mitsubishi UFJ Financial Group (A)                1,635,400            14,287
   Mitsui (A)                                          607,000             7,549
   Mitsui Chemicals (A)                                702,000             3,100
   Mitsui Fudosan (A)                                   73,000             1,413
   Mitsui Home (A)                                       9,000                43
   Mitsui OSK Lines (A)                                917,000             7,982
   Mitsui Sumitomo Insurance Group
      Holdings (A)                                      50,100             1,709
   Mitsui Trust Holdings (A)                           545,000             2,948
   Mitsumi Electric (A)                                 23,500               598
   Mizuho Financial Group (A)                              150               657
   Morinaga Milk Industry (A)                           44,000               126
   Murata Manufacturing (A)                             26,700             1,080
   N E Chemcat (A)                                       2,000                32
   Nachi-Fujikoshi (A)                                  16,000                43
   Nafco (A)                                             3,700                50
   Nagase (A)                                           17,000               159
   Namco Bandai Holdings (A)                           155,700             1,715
   NEC (A)                                             247,000             1,058
   NEC Fielding (A)                                      7,400                71
   NGK Spark Plug (A)                                   13,000               127
   NHK Spring (A)                                       14,000                78
   Nichicon (A)                                          5,800                40
   Nichi-iko Pharmaceutical (A)                          2,000                49
   Nichirei (A)                                         42,000               224
   Nikon (A) (B)                                        94,000             2,259
   Nintendo (A)                                         45,275            19,239
   Nippo (A)                                            14,000                79
   Nippon Beet Sugar Manufacturing (A)                  20,000                41
   Nippon Chemi-Con (A)                                 17,000                55

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Nippon Electric Glass (A)                           231,000   $         2,096
   Nippon Konpo Unyu Soko (A)                            4,000                37
   Nippon Meat Packers (A)                              24,000               365
   Nippon Metal Industry (A) (B)                        15,000                28
   Nippon Mining Holdings (A)                          631,000             2,546
   Nippon Oil (A)                                      313,000             1,579
   Nippon Sheet Glass (A)                              206,000             1,069
   Nippon Shinyaku (A)                                  10,000                95
   Nippon Shokubai (A)                                  23,000               148
   Nippon Steel (A)                                    745,000             2,818
   Nippon Steel Trading (A)                             12,000                26
   Nippon Telegraph & Telephone (A)                      4,581            20,484
   Nippon Thompson (A)                                   9,000                38
   Nippon Yusen (A)                                    604,000             3,944
   Nipro (A)                                             1,000                17
   Nishimatsu Construction (A)                          29,000                67
   Nishi-Nippon City Bank (A)                          149,000               373
   Nissan Chemical Industries (A)                        1,000                 9
   Nissan Motor (A) (B)                              1,477,600            10,009
   Nissan Shatai (A)                                    21,000               141
   Nisshin Oillio Group (A)                             22,000               119
   Nisshin Seifun Group (A)                             21,500               290
   Nisshin Steel (A)                                   161,000               312
   Nitto Denko (A)                                      27,000               688
   Nitto Kogyo (A)                                       4,100                30
   Nomura Real Estate Holdings (A) (B)                  38,700               923
   Noritake (A) (B)                                     13,000                43
   NSK (A)                                              45,000               260
   NTT DoCoMo (A) (B)                                    1,838             2,947
   Oita Bank (A)                                        18,000                95
   Oki Electric Industry (A) (B)                       878,000               927
   Okinawa Cellular Telephone (A)                            6                 9
   Omron (A)                                            39,900               620
   Onward Holdings (A)                                  53,000               555
   ORIX (A)                                             39,100             4,904
   Pacific Metals (A) (B)                                7,000                51
   PanaHome (A)                                          1,000                 6
   Promise (A)                                           6,950               135
   QP (A)                                               24,900               232
   Rakuten (A)                                          11,478             6,488
   Resona Holdings (A) (B)                               1,217             1,645
   Ricoh (A)                                            63,000               887
   Risa Partners (A) (B)                                    27                22
   Riso Kagaku (A)                                       1,400                16
   Rohm (A)                                             12,200               672
   Roland (A)                                            2,200                28
   Roland DG (A)                                           900                17
   Ryobi (A)                                            20,000                54
   Sakai Chemical Industry (A)                           6,000                16
   San-In Godo Bank (A)                                 20,000               155
   Sanki Engineering (A) (B)                            15,000               104
   Sankyo (A)                                           31,100             1,581
   Sankyu (A)                                            7,000                25
   Sanwa Shutter (A)                                    76,000               288


 14 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Sanyo Chemical Industries (A)                         1,000   $             5
   Sapporo Hokuyo Holdings (A)                             120               602
   Sazaby League (A)                                     1,700                22
   Seiko Epson (A) (B)                                  36,200               843
   Seino Transportation (A)                             26,000               123
   Senshukai (A)                                         6,400                42
   Seven & I Holdings (A)                               15,500               446
   Seven Bank (A)                                          240               641
   SFCG (A) (B)                                          4,350               198
   Sharp (A)                                           437,000             4,784
   Shimadzu (A)                                         64,000               520
   Shimamura (A)                                         3,900               262
   Shimano (A)                                          24,800               855
   Shin-Etsu Chemical (A)                               10,400               495
   Shin-Etsu Polymer (A) (B)                            10,700                53
   Shionogi (A)                                         51,000             1,035
   Shiseido (A)                                         63,000             1,413
   Showa (A)                                            10,300                63
   Showa Shell Sekiyu (A)                               48,100               469
   Sintokogio (A)                                        7,100                45
   Sojitz (A)                                          222,800               517
   Sompo Japan Insurance (A)                           114,000               969
   Sony (A)                                             39,500             1,220
   Sony Financial Holdings (A)                              80               316
   SRI Sports (A)                                           15                14
   Stanley Electric (A)                                  7,300               107
   Sumisho Computer Systems (A)                          3,400                52
   Sumitomo (A)                                         81,800               764
   Sumitomo Chemical (A)                               198,000               876
   Sumitomo Electric Industries (A) (B)                 90,580               988
   Sumitomo Metal Mining (A)                           297,000             2,982
   Sumitomo Mitsui Financial Group (A)                   1,734            10,891
   Sumitomo Rubber Industries (A)                       28,000               250
   Sumitomo Trust & Banking (A) (B)                    220,000             1,468
   Suruga Bank (A)                                     120,000             1,399
   Suzuken (A)                                          21,900               667
   Suzuki Motor (A) (B)                                 61,400             1,140
   T&D Holdings (A)                                     57,000             3,016
   Taisho Pharmaceutical (A)                            25,000               497
   Takashimaya (A)                                      45,000               393
   Takata (A)                                            1,800                25
   Takeda Pharmaceutical (A) (B)                        87,700             4,424
   Takefuji (A) (B)                                     66,040               861
   Takeuchi Manufacturing (A)                            1,400                19
   Tanabe Seiyaku (A)                                  159,000             2,214
   Teijin (A)                                          174,000               524
   Terumo (A)                                            6,800               355
   Toagosei (A)                                         17,000                43
   Tobu Railway (A)                                    102,000               496
   Tochigi Bank (A)                                     32,000               171
   Toenec (A) (B)                                        4,000                20
   Toho Bank (A)                                        24,000                94
   Tohoku Electric Power (A)                            62,000             1,335
   Tokai Rika (A)                                       14,800               188

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Tokuyama (A)                                         45,000   $           262
   Tokyo Electric Power (A)                            264,100             6,510
   Tokyo Style (A)                                       4,000                34
   Toppan Printing (A)                                 224,000             1,750
   Topre (A)                                             4,600                32
   Topy Industries (A)                                  29,000                80
   Toray Industries (A)                                 13,000                61
   Toshiba (A)                                       1,380,000             6,029
   Toshiba TEC (A)                                      38,000               150
   Tosoh (A)                                           131,000               387
   Toyo Seikan Kaisha (A)                               34,500               531
   Toyo Suisan Kaisha (A)                                6,000               152
   Toyoda Gosei (A)                                     11,000               187
   Toyota Industries (A)                                46,400             1,173
   Toyota Motor (A)                                    333,400            14,279
   TS Tech (A)                                           3,800                37
   TV Asahi (A)                                            122               171
   Ube Industries (A)                                   72,000               195
   Unicharm (A)                                            800                62
   Unipres (A)                                           3,600                36
   UNY (A)                                              49,000               500
   Valor (A) (B)                                         6,800                53
   West Japan Railway (A)                                  226               970
   Yachiyo Bank (A)                                         23                51
   Yamaguchi Financial Group (A)                         1,000                12
   Yamaha Motor (A)                                     45,000               616
   Yamanashi Chuo Bank (A)                              25,000               124
   Yamatake (A)                                          1,400                23
   Yamato Kogyo (A)                                     16,200               567
   Yamazaki Baking (A)                                  54,000               656
   Yaskawa Electric (A)                                 16,000                91
   Yodogawa Steel Works (A)                             14,000                63
   Yokogawa Electric (A)                                43,400               276
   Yurtec (A)                                           12,000                50
   Yusen Air & Sea Service (A)                           2,700                35
   Zeon (A)                                             32,000               112
                                                                 ---------------
                                                                         409,645
                                                                 ---------------
JERSEY -- 0.0%
   Atrium European Real Estate* (A)                     13,083                98
                                                                 ---------------
LUXEMBOURG -- 0.8%
   ArcelorMittal                                       117,684             5,944
   ArcelorMittal (A)                                   219,993            11,119
   Millicom International Cellular (A)                   5,250               360
   Oriflame Cosmetics (A)                                3,652               168
                                                                 ---------------
                                                                          17,591
                                                                 ---------------
MAURITIUS -- 0.0%
   Golden Agri-Resources (SGD) (A)                   1,089,000               244
                                                                 ---------------
MEXICO -- 0.2%
   Fomento Economico Mexicano ADR                       96,795             3,692
                                                                 ---------------


  SEI Institutional International Trust / Annual Report / September 30, 2008 15

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares         ($ Thousands)
--------------------------------------------   ---------------   ---------------
NETHERLANDS -- 3.5%
   Aegon (A) (B)                                       119,811   $         1,058
   Akzo Nobel (A)                                      102,737             4,921
   Boskalis Westminster (A)                             29,319             1,387
   European Aeronautic Defence and
      Space (A) (B)                                    148,428             2,527
   Fugro (A)                                            20,700             1,220
   Heineken Holding (A)                                 16,114               631
   ING Groep (A)                                       563,339            12,050
   Koninklijke Ahold (A)                               367,411             4,235
   Koninklijke DSM (A) (B)                             148,495             7,008
   Koninklijke Philips Electronics (A)                   3,079                83
   Koninklijke Vopak (A)                                17,090               802
   Nutreco Holding (A)                                   5,963               280
   Reed Elsevier (A)                                    92,529             1,370
   Royal Dutch Shell, Cl A (A) (B) (GBP)               178,464             5,167
   Royal Dutch Shell, Cl A (A) (B)                     753,749            22,157
   Royal Dutch Shell, Cl B (A)                         497,154            14,002
   Royal KPN (A)                                       156,134             2,250
   SNS Reaal (A)                                         2,476                28
   TNT (A)                                               4,324               120
   Tognum (A)                                           46,191               924
                                                                 ---------------
                                                                          82,220
                                                                 ---------------
NEW ZEALAND -- 0.0%
   Fisher & Paykel Healthcare (A)                       32,672                65
   Fletcher Building (A)                                43,200               195
   New Zealand Oil & Gas (A)                            28,200                24
   Vector (A)                                          169,030               238
   Warehouse Group (A)                                   2,700                 6
                                                                 ---------------
                                                                             528
                                                                 ---------------
NORWAY -- 0.9%
   DnB (A)                                             290,474             2,239
   Norsk Hydro (A)                                     467,160             3,141
   Petroleum Geo-Services* (A)                          35,666               468
   Statoil (A)                                         517,377            12,217
   Yara International (A)                               74,543             2,636
                                                                 ---------------
                                                                          20,701
                                                                 ---------------
PAPUA NEW GUINEA -- 0.0%
   Oil Search (A) (B)                                   17,800                80
                                                                 ---------------
PORTUGAL -- 0.3%
   Banco Espirito Santo (A)                             19,616               243
   Energias de Portugal (A)                            720,610             3,017
   Jeronimo Martins SGPS (A)                           141,101             1,201
   Portugal Telecom SGPS (A)                           128,570             1,290
                                                                 ---------------
                                                                           5,751
                                                                 ---------------

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
RUSSIA -- 0.5%
   LUKOIL ADR                                           63,270   $         3,713
   MMC Norilsk Nickel ADR (A)                          159,000             2,221
   OAO Gazprom ADR (A)                                 211,080             6,745
                                                                 ---------------
                                                                          12,679
                                                                 ---------------
SINGAPORE -- 0.6%
   ComfortDelgro (A)                                   442,000               468
   CWT (A)                                               9,000                 3
   DBS Group Holdings (A)                               94,000             1,126
   Fraser and Neave (A)                                 13,000                33
   Haw Par (A)                                          28,000                92
   Hong Leong Asia (A)                                  75,000                49
   Hotel Plaza (A)                                       3,000                 3
   Jardine Cycle & Carriage (A)                         35,000               387
   K1 Ventures (A)                                     329,000                52
   Keppel (A)                                          146,000               811
   Metro Holdings (A)                                  104,000                37
   NatSteel (A) (E)                                     36,000                31
   Neptune Orient Lines (A)                            204,000               262
   OM Holdings (A)                                       2,800                 4
   Oversea-Chinese Banking (A)                         411,000             2,086
   SembCorp Industries (A)                             234,000               539
   Singapore Airlines (A)                               40,140               405
   Singapore Petroleum (A)                             159,000               519
   Singapore Technologies Engineering (A)              284,000               542
   Singapore Telecommunications (A)                     15,000                34
   SP Chemicals (A)                                    202,500               100
   United Overseas Bank (A)                            506,000             6,079
   UOB-Kay Hian Holdings (A)                           140,000               124
   Wilmar International (A) (B)                        719,000             1,281
   Yanlord Land Group (A) (B)                          133,000                88
                                                                 ---------------
                                                                          15,155
                                                                 ---------------
SOUTH AFRICA -- 0.3%
   Sanlam (A)                                          745,380             1,605
   Sasol (A)                                           121,150             5,173
   Standard Bank Group (A)                              72,623               835
                                                                 ---------------
                                                                           7,613
                                                                 ---------------
SOUTH KOREA -- 0.2%
   Honam Petrochemical (A)                              23,600             1,360
   Hynix Semiconductor* (A)                             32,400               537
   Hyundai Mobis (A)                                    16,270             1,260
   Industrial Bank of Korea (A)                         49,730               602
   Kookmin Bank (A)                                     18,900               828
   Samsung Electronics (A)                               2,490             1,141
                                                                 ---------------
                                                                           5,728
                                                                 ---------------


  16 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
SPAIN -- 3.5%
   ACS Actividades de Construccion y
      Servicios (A)                                     40,117   $         1,620
   Banco Bilbao Vizcaya Argentaria (A)                 302,141             4,875
   Banco Espanol de Credito (A) (B)                      1,927                26
   Banco Santander Central Hispano (A)               1,503,836            22,499
   Cementos Portland Valderrivas (A) (B)                 2,746               113
   Financiera Alba (A)                                   4,460               184
   Gas Natural SDG (A)                                 232,451             8,609
   Grifols (A)                                          55,743             1,421
   Grupo Catalana Occidente (A)                          1,202                25
   Iberdrola (A)                                       747,105             7,573
   Iberdrola Renovables* (A)                            66,198               279
   Mapfre (A)                                          638,518             2,785
   Promotora de Informaciones (A)                       11,723                79
   Repsol (A)                                          422,355            12,489
   Sacyr Vallehermoso (A) (B)                            9,374               155
   Telefonica (A)                                      750,823            17,813
   Union Fenosa (A)                                     11,554               282
                                                                 ---------------
                                                                          80,827
                                                                 ---------------
SWEDEN -- 1.7%
   Alfa Laval (A)                                      128,100             1,316
   Atlas Copco, Cl A (A)                               114,000             1,286
   Atlas Copco, Cl B (A)                                15,000               150
   Elekta, Cl B (A) (B)                                 17,172               291
   Eniro (A)                                            29,070               102
   Getinge, Cl B (A)                                       391                 8
   Hennes & Mauritz, Cl B (A)                           30,345             1,234
   Investor, Cl B (A)                                  223,070             4,148
   NCC, Cl B (A)                                         7,187                71
   Nordea Bank (A)                                     768,655             9,113
   Ratos, Cl B (A)                                       6,300               143
   Saab, Cl B (A)                                       37,294               570
   Scania, Cl B (A)                                     41,200               504
   Securitas, Cl B (A)                                 112,465             1,258
   Skandinaviska Enskilda Banken, Cl A (A)              96,046             1,488
   Skanska, Cl B (A)                                   131,006             1,481
   SKF, Cl B (A)                                       121,291             1,539
   Svenska Cellulosa, Cl A (A) (B)                       8,821                91
   Svenska Cellulosa, Cl B (A)                         235,840             2,481
   Svenska Handelsbanken, Cl A (A)                      12,788               284
   Swedbank (A)                                        110,470             1,434
   Swedish Match (A)                                     4,802                83
   Tele2, Cl B (A)                                     100,800             1,142
   Telefonaktiebolaget LM Ericsson, Cl B (A)           628,000             5,922
   Trelleborg, Cl B (A)                                 25,426               352
   Volvo, Cl B (A)                                     357,500             3,207
                                                                 ---------------
                                                                          39,698
                                                                 ---------------
SWITZERLAND -- 7.9%
   ABB (A)                                             571,821            11,110
   Actelion* (A)                                        16,640               860

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Adecco (A)                                           50,190   $         2,186
   Baloise Holding (A)                                  27,029             1,850
   Bobst Group (A)                                       1,843                95
   Bucher Industries (A)                                 2,362               318
   Clariant (A)                                         54,000               527
   Compagnie Financiere Richemont,
      Cl A (A)                                         100,680             4,460
   Credit Suisse Group (A)                             286,864            13,432
   Elektrizitaets-Gesellschaft
      Laufenburg (A)                                       591               661
   Galenica (A)                                            410               147
   Geberit (A)                                           2,652               326
   Helvetia Holding (A)                                  2,921               734
   Inficon Holding (A)                                   1,148               128
   Kuoni Reisen Holding (A)                                253                98
   Lindt & Spruengli (A)                                   320               782
   Logitech International* (A)                          14,374               329
   Lonza Group (A)                                       1,442               181
   Nestle (A)                                          613,613            26,589
   Novartis (A)                                        603,654            31,866
   Pargesa Holding (A)                                   1,597               138
   Petroplus Holdings (A)                                4,361               167
   Roche Holding (A)                                    89,542            14,054
   Romande Energie Holding (A)                              12                27
   Schindler Holding (A)                                22,634             1,389
   Schmolz + Bickenbach (A)                              9,718               379
   Schweizerische
      National-Versicherungs-
         Gesellschaft (A)                                  101                62
   Sonova Holding (A)                                   18,646             1,219
   STMicroelectronics (A) (B)                          103,691             1,049
   Straumann Holding (A)                                   951               264
   Sulzer (A)                                           11,262             1,201
   Swatch Group (A)                                     26,973               906
   Swiss Life Holding (A)                               16,026             2,333
   Swiss Reinsurance (A)                               161,503             8,988
   Swisscom (A)                                          7,942             2,373
   Syngenta (A)                                         65,808            13,914
   Synthes (A)                                          16,154             2,241
   Temenos Group* (A)                                   34,200               654
   UBS* (A)                                            112,671             1,931
   Xstrata (A)                                         386,787            12,085
   Zurich Financial Services (A)                        84,791            23,542
                                                                 ---------------
                                                                         185,595
                                                                 ---------------
TAIWAN -- 0.2%
   Asustek Computer (A)                                578,828             1,147
   Compal Electronics (A)                            1,297,237               951
   First Financial Holding (A)                          26,412                17
   Siliconware Precision Industries (A)                346,054               394
   Taiwan Semiconductor Manufacturing (A)            1,033,383             1,735
   United Microelectronics (A)                       1,700,409               548
                                                                 ---------------
                                                                           4,792
                                                                 ---------------


 SEI Institutional International Trust / Annual Report / September 30, 2008 17

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
THAILAND -- 0.1%
   PTT (A)                                             199,200   $         1,358
   Total Access Communication (E)                        2,000                 2
                                                                 ---------------
                                                                           1,360
                                                                 ---------------
UNITED KINGDOM -- 15.0%
   3i Group (A)                                         57,351               728
   Aggreko (A)                                          71,054               701
   Alliance & Leicester (A)                             29,910               146
   AMEC (A)                                            542,930             6,244
   Anglo American (A)                                  212,301             7,190
   Antofagasta (A)                                      37,000               269
   Arriva (A)                                            7,551                94
   Associated British Foods (A)                        251,900             3,205
   AstraZeneca (A)                                     399,752            17,538
   Autonomy* (A)                                       331,920             6,179
   Aviva (A)                                           637,978             5,564
   Babcock International Group (A)                     107,230               966
   BAE Systems (A)                                   2,410,704            17,817
   Balfour Beatty (A)                                   36,636               200
   Barclays (A)                                      2,153,562            12,828
   Barratt Developments (A) (B)                        102,097               195
   BG Group (A)                                      1,102,099            20,039
   BHP Billiton (A)                                    570,565            12,959
   BP (A)                                            3,532,948            29,499
   Brit Insurance Holdings (A)                          81,930               269
   British American Tobacco (A)                        429,714            14,065
   British Energy Group (A)                            270,400             3,684
   British Land (A) (C)                                 45,318               613
   BT Group, Cl A (A)                                  459,196             1,335
   Cable & Wireless (A)                                397,644             1,184
   Centrica (A)                                        646,449             3,647
   Charter (A)                                          60,980               681
   Close Brothers Group (A)                              9,248                94
   Cobham (A)                                          252,830               862
   Colt Telecom Group* (A)                              45,052                82
   Compass Group (A)                                   311,393             1,936
   Cookson Group (A)                                   122,008             1,030
   Diageo (A)                                           95,641             1,636
   Drax Group (A)                                        7,362                99
   Eurasian Natural Resources (A)                      152,540             1,393
   Firstgroup (A)                                       45,888               439
   Friends Provident (A)                                89,802               153
   Game Group (A)                                      236,000               871
   GlaxoSmithKline (A)                                 809,913            17,590
   Group 4 Securicor (A)                               349,491             1,267
   Hays (A)                                             59,764                87
   HBOS (A)                                          2,525,236             5,744
   Home Retail Group (A)                               650,011             2,746
   HSBC Holdings (A)                                 1,285,235            20,847
   IG Group Holdings (A)                               186,297             1,062
   Imperial Tobacco Group (A)                          153,912             4,953

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   International Power (A)                              27,189   $           176
   Invensys                                            168,107               615
   Investec (A)                                         43,903               241
   ITV (A)                                             444,900               335
   Jardine Lloyd Thompson Group (A)                      2,975                24
   John Wood Group (A)                                 115,288               703
   Kazakhmys (A)                                        41,400               436
   Land Securities Group (A) (C)                        75,570             1,711
   Legal & General Group (A)                         2,796,581             5,060
   Liberty International (A) (C)                        94,200             1,633
   Lloyds TSB Group (A)                                378,501             1,525
   Logica (A)                                          421,583               827
   Man Group (A)                                        34,908               214
   Mondi (A)                                           159,744               747
   National Grid (A)                                   150,626             1,917
   Next (A)                                             13,782               255
   Old Mutual (A)                                    2,793,800             3,921
   Petrofac (A)                                         84,960               890
   Premier Farnell (A)                                  35,904               106
   Prudential (A)                                      279,548             2,555
   QinetiQ (A)                                          55,007               205
   Reckitt Benckiser Group (A)                          94,748             4,606
   Rio Tinto (A)                                       189,027            11,894
   Rolls-Royce Group (A)                                34,633               210
   Royal & Sun Alliance Insurance Group (A)          1,883,091             5,048
   Royal Bank of Scotland Group (A)                  4,614,612            14,925
   Scottish & Southern Energy (A)                       87,546             2,233
   Segro (A) (C)                                        26,000               197
   Shire (A)                                           101,631             1,611
   Southern Cross Healthcare (A)                        17,173                32
   Spectris (A)                                         28,366               340
   Standard Chartered (A)                              147,678             3,643
   Standard Life (A)                                   237,341             1,037
   Tate & Lyle (A)                                      80,856               557
   Taylor Woodrow (A)                                1,011,049               657
   Tesco (A)                                            67,883               473
   Unilever (A)                                        247,545             6,748
   United Utilities Group (A)                          238,747             2,970
   Vedanta Resources (A)                                98,600             2,072
   Vodafone Group (A)                               13,491,415            29,872
   William Hill (A)                                     17,506                74
   WM Morrison Supermarkets (A)                        252,087             1,175
   WPP Group (A)                                       541,239             4,389
   Yell Group (A)                                       55,656                77
                                                                 ---------------
                                                                         349,666
                                                                 ---------------
UNITED STATES -- 0.1%
   Lenovo Group (A) (B)                              6,068,000             2,678
                                                                 ---------------
Total Common Stock
   (Cost $2,439,499) ($ Thousands)                                     2,049,099
                                                                 ---------------


  18 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount
                                                ($ Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
MORTGAGE-BACKED SECURITIES -- 16.6%
UNITED STATES -- 16.6%
   Adjustable Rate Mortgage Trust,
      Ser 2005-5, Cl 1A1
         5.272%, 11/25/08 (E) (F)                        1,274   $         1,140
   American Home Mortgage Investment
      Trust, Ser 2004-3, Cl 3A
         4.851%, 11/25/08 (F)                            1,259               916
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 4A1
         5.465%, 11/25/08 (E) (F)                          294               207
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 6A
         5.294%, 11/25/08 (E) (F)                       11,634             6,459
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A
         5.350%, 11/25/08 (E) (F)                        8,268             5,504
   American Home Mortgage Investment
      Trust, Ser 2006-1, Cl 2A3
         5.100%, 11/25/08 (F)                            4,182             3,133
   Banc of America Commercial Mortgage,
      Ser 2006-2, Cl A1
         5.611%, 05/10/45                                1,911             1,881
   Banc of America Funding, Ser 2006-A,
      Cl 2A2
         5.476%, 11/20/08 (F)                              433               377
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2004-7, Cl 1A1
         5.950%, 11/25/08 (F)                              589               518
   Bear Stearns Alt-A Trust, Ser 2004-12,
      Cl 2A2
         6.504%, 11/25/08 (E) (F)                        1,402             1,227
   Countrywide Alternative Loan Trust,
      Ser 2004-33, Cl 1A1
         6.721%, 11/25/08 (E) (F)                          822               622
   Countrywide Alternative Loan Trust,
      Ser 2005-69, Cl M3
         4.357%, 10/27/08 (E) (F)                          800                56
   Countrywide Alternative Loan Trust,
      Ser 2005-IM1, Cl M3
         5.207%, 10/27/08 (E) (F)                        1,221                40
   Countrywide Alternative Loan Trust,
      Ser 2006-OA11, Cl M3
         3.637%, 10/27/08 (E) (F)                        1,700               206
   Countrywide Home Loan Mortgage
      Pass-Through Trust, Ser 2007-HYB1,
      Cl 1A1
         5.491%, 11/25/08 (E) (F)                        1,878             1,400
   Countrywide Home Loans, Ser 2004-22,
      Cl A1
         5.088%, 11/25/08 (E) (F)                        1,563             1,259

                                                 Face Amount
                                                ($ Thousands)     Market  Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Countrywide Home Loans,
      Ser 2006-HYB2, Cl 1A1
         5.013%, 11/20/08 (E) (F)                        4,437   $         3,449
   Deutsche Alternative Securities Mortgage
      Loan Trust, Ser 2006-AB3, Cl A1
         6.250%, 11/25/08 (E) (F)                        2,269             2,098
   Downey Savings & Loan Association
      Mortgage Loan Trust, Ser 2004-AR4,
      Cl B1
         3.630%, 10/20/08 (E) (F)                          935               248
   Downey Savings & Loan Association
      Mortgage Loan Trust, Ser 2006-AR1,
      Cl M4
         3.770%, 10/20/08 (E) (F)                          760                38
   Downey Savings & Loan Association
      Mortgage Loan Trust, Ser 2006-AR1,
      Cl M5
         3.840%, 10/20/08 (E) (F)                          490                15
   Downey Savings & Loan Association
      Mortgage Loan Trust, Ser 2006-AR1,
      Cl M7
         4.780%, 10/20/08 (E) (F)                          490                24
   FHLMC 15 Year TBA
         6.000%, 10/01/19 to 09/01/22                   27,904            28,337
   FHLMC 30 Year TBA
         5.500%, 11/01/37                                5,000             4,964
   FHLMC ARM
         4.901%, 12/15/08 (F)                            3,670             3,680
   FHLMC CMO STRIPS, Ser 231, Cl IO, IO
         5.500%, 08/01/35 (E) (L)                        2,014               439
   FHLMC CMO STRIPS, Ser 232, Cl IO, IO
         5.000%, 08/01/35 (E) (L)                       21,073             4,625
   FHLMC CMO STRIPS, Ser 233, Cl 12, IO
         5.000%, 09/15/35 (E) (L)                        4,274               829
   FHLMC CMO STRIPS, Ser 233, Cl 4, IO
         4.500%, 09/15/35 (E) (L)                        1,453               360
   FHLMC CMO STRIPS, Ser 245, Cl IO, IO
         5.000%, 05/15/37 (E) (L)                        2,760               618
   First Horizon Alternative Mortgage
      Securities, Ser 2006-AA6, Cl 2A1
         5.628%, 11/25/08 (F)                            9,877             6,798
   First Horizon Alternative Mortgage Trust,
      Ser 2005-AA3, Cl 3A1
         5.352%, 11/25/08 (F)                              853               662
   First Horizon Mortgage Pass-Through
      Trust, Ser 2006-AR3, Cl 1A1
         5.656%, 11/25/08 (F)                            2,464             2,100
   FNMA 15 Year TBA
         6.000%, 10/20/21                              204,000           208,087
         5.000%, 10/01/22                                2,000             1,986


 SEI Institutional International Trust / Annual Report / September 30, 2008 19

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount
                                                ($ Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   FNMA 30 Year TBA
         6.500%, 10/01/37                               17,000   $        17,833
         6.000%, 11/01/21                                5,000             5,083
   FNMA ARM
         5.766%, 11/25/08 (F) (L)                       20,107            20,409
   FNMA CMO STRIPS, Ser 10, Cl FD
         3.557%, 10/25/08 (F)                            3,493             3,402
   FNMA CMO STRIPS, Ser 22, Cl KA
         5.500%, 06/25/21                                  720               725
   FNMA CMO STRIPS, Ser 359, Cl 6, IO
         5.000%, 11/01/35 (E) (L)                        1,868               384
   FNMA CMO STRIPS, Ser 360, Cl 2, IO
         5.000%, 08/01/35 (E) (L)                       20,593             4,517
   FNMA CMO STRIPS, Ser 369, Cl 1, IO
         5.000%, 03/01/36 (E)                            1,509               325
   GNMA ARM
         6.000%, 11/20/08 (F)                              520               533
         5.625%, 11/20/08 (F) (L)                          651               657
         5.500%, 11/20/08 to 11/20/08 (F) (L)            2,117             2,150
         5.375%, 11/20/08 to 11/20/08 (F)                1,947             1,970
         5.250%, 11/20/08 (F)                              286               289
         5.000%, 11/20/08 to 11/20/08 (F)                  651               658
         4.500%, 11/20/08 (F) (L)                          612               615
         4.000%, 11/20/08 (F)                              646               643
   GS Mortgage Securities II,
      Ser 2007-GG10, Cl A4
         5.993%, 11/10/08 (F)                              500               427
   Indymac Mortgage Loan Trust,
      Ser 2004-AR6, Cl 1A
         5.879%, 11/25/08 (E) (F)                          266               259
   Indymac Mortgage Loan Trust,
      Ser 2006-AR11, Cl 4A1
         5.722%, 11/25/08 (E) (F)                        4,676             3,161
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2006-CB17, Cl A4
         5.429%, 12/12/43                                  700               608
   Lehman Mortgage Trust, Ser 2006-4,
      Cl 4A1
         6.000%, 08/25/21 (E)                            8,131             6,654
   Master Adjustable Rate Mortgages,
      Ser 2005-2, Cl 3A1
         5.694%, 11/25/08 (F)                            1,609             1,404
   Merrill Lynch Mortgage Investors,
      Ser 2005-A4, Cl 1A
         5.114%, 11/25/08 (F)                              336               249
   MLCC Mortgage Investors, Ser 2006-1,
      Cl 1A1
         5.248%, 11/25/08 (F)                            4,113             3,803
   Nomura Asset Acceptance, Ser 2004-R1,
      Cl A1
         6.500%, 03/25/34 (D) (E)                        1,273             1,115

                                                 Face Amount
                                                ($ Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Nomura Asset Acceptance,
      Ser 2004-R2, Cl A1
         6.500%, 11/25/08 (D) (E) (F)                    1,346   $         1,255
   Residential Accredit Loans,
      Ser 2005-QA3, Cl NB2
         5.219%, 11/25/08 (F)                            4,425             3,528
   Residential Accredit Loans,
      Ser 2005-QO5, Cl M3
         4.007%, 10/27/08 (E) (F)                        1,292               103
   Residential Accredit Loans,
      Ser 2006-QO1, Cl 2A3
         3.607%, 10/27/08 (E) (F)                          508               197
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 3A1
         5.249%, 11/25/08 (F)                            3,663             3,558
   Structured Adjustable Rate Mortgage
      Loan, Ser 2005-16 XS, Cl M2
         4.107%, 10/27/08 (E) (F)                          775                39
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2007-HY4, Cl 1A1
         5.542%, 11/25/08 (F)                            6,421             4,767
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2007-HY6, Cl 1A1
         5.664%, 11/25/08 (F)                            2,465             1,660
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2004-I, Cl B1
         5.813%, 11/25/08 (F)                              169               145
                                                                 ---------------
Total Mortgage-Backed Securities
   (Cost $420,396) ($ Thousands)                                         387,427
                                                                 ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.1%
   FHLMC
         2.080%, 11/03/08 (I) (J)                       16,275            16,246
         2.716%, 02/09/09 (I) (J)                        1,000               989
   FNMA
         2.153%, 10/15/08 (I)                            7,000             6,999
         2.532%, 12/10/08 (I) (J)                          175               174
         2.570%, 02/02/09 (I) (J)                        1,925             1,905
                                                                 ---------------
Total U.S. Government Agency Obligations
   (Cost $26,310) ($ Thousands)                                           26,313
                                                                 ---------------
ASSET-BACKED SECURITIES -- 0.9%
UNITED STATES -- 0.9%
   ACE Securities, Ser 2003-NC1, Cl M
         3.987%, 10/27/08 (F)                            2,100             1,353
   ACE Securities, Ser 2003-OP1, Cl M1
         3.907%, 10/27/08 (F)                              800               592


  20 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount
                                                ($ Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Aegis Asset-Backed Securities Trust,
      Ser 2003-3, Cl M1
         4.257%, 10/27/08 (E) (F)                          105   $            80
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1
         4.557%, 10/27/08 (F)                            1,281               886
   Argent Securities, Ser 2003-W5, Cl M1
         3.907%, 10/27/08 (F)                              600               470
   Argent Securities, Ser 2003-W9, Cl M1
         3.897%, 10/27/08 (F)                            1,201               874
   Asset-Backed Securities Home Equity,
      Ser 2003-HE5, Cl M1
         3.612%, 10/15/08 (F)                            1,642             1,295
   Countrywide Asset-Backed Certificates,
      Ser 2003-5, Cl MV2
         4.807%, 10/27/08 (F)                              860               616
   Countrywide Asset-Backed Certificates,
      Ser 2005-15, Cl 1AF1
         3.347%, 10/27/08 (F)                               91                91
   Credit Suisse Asset-Backed Mortgage
      Trust, Ser 2006-1, Cl A1B
         3.427%, 10/27/08 (F)                              120               120
   GSAA Trust, Ser 2006-2, Cl 2A1
         3.307%, 10/27/08 (F)                            1,136             1,126
   Home Equity Asset Trust, Ser 2003-4,
      Cl M2
         5.607%, 10/27/08 (F)                              863               579
   Lehman XS Trust, Ser 2005-5N, Cl M4
         4.957%, 10/27/08 (E) (F)                        1,850                33
   Lehman XS Trust, Ser 2005-7N, Cl M71
         4.957%, 10/27/08 (E) (F)                        1,075                19
   Master Asset Backed Securities Trust,
      Ser 2003-WMC2, Cl M1
         4.257%, 10/27/08 (F)                              422               346
   Master Asset Backed Securities Trust,
      Ser 2006-AB1, Cl A1
         3.347%, 10/27/08 (F)                            1,687             1,666
   Merrill Lynch Mortgage Investors, Ser
      2003-HE1, Cl M2
         4.857%, 10/27/08 (F)                              140                84
   Morgan Stanley Capital I, Ser 2003-NC8,
      Cl M1
         4.257%, 10/27/08 (F)                            1,876             1,277
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1
         3.857%, 10/27/08 (F)                              398               276
   Residential Asset Mortgage Products,
      Ser 2003-RS11, Cl Mll1
         4.302%, 10/27/08 (F)                              188               138
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A
         3.307%, 10/27/08 (D) (F)                        1,121             1,095

                                                 Face Amount
                                                ($ Thousands)      Market Value
Description                                      (1)/ Shares      ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2B
         3.357%, 10/27/08 (D) (F)                       5,355    $         4,547
   Structured Asset Investment Loan Trust,
      Ser 2003-BC4, Cl M2
         6.207%, 10/27/08 (F)                              512               371
   Terwin Mortgage Trust, Ser 2006-2,
      Cl 2A1
         4.500%, 06/25/36 (E)                              833                28
   Terwin Mortgage Trust, Ser 2006-5,
      Cl 1A2A
         3.301%, 10/27/08 (D) (F)                        2,834             2,458
                                                                 ---------------
Total Asset-Backed Securities
   (Cost $28,991) ($ Thousands)                                           20,420
                                                                 ---------------
PREFERRED STOCK -- 0.4%
BRAZIL -- 0.3%
   Banco Bradesco                                      302,300             4,756
   Usinas Siderurgicas de Minas Gerais                  73,800             1,543
                                                                 ---------------
                                                                           6,299
                                                                 ---------------
GERMANY -- 0.1%
   Bayerische Motoren Werke (A)                          2,143                65
   RWE (A)                                               1,865               134
   Volkswagen (A)                                        6,608               821
                                                                 ---------------
                                                                           1,020
                                                                 ---------------
ITALY -- 0.0%
   Istituto Finanziario Industriale* (A)                40,562               447
                                                                 ---------------
SOUTH KOREA -- 0.0%
   Samsung Electronics (A)                               2,900               915
                                                                 ---------------
Total Preferred Stock
   (Cost $10,293) ($ Thousands)                                            8,681
                                                                 ---------------
CORPORATE OBLIGATIONS -- 0.1%
UNITED STATES -- 0.1%
   Autozone
         6.500%, 01/15/14                                1,130             1,118
   Discover Financial Services
         6.450%, 06/12/17 (D)                              335               242
   Shinsei Finance Cayman
         6.418%, 07/20/09 (D) (F)                        1,740               730
   Washington Mutual Preferred Funding
         6.534%, 03/29/49 (D) (G)                        1,900                 2
                                                                 ---------------
Total Corporate Obligations
   (Cost $5,104) ($ Thousands)                                             2,092
                                                                 ---------------


 SEI Institutional International Trust / Annual Report / September 30, 2008 21

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Shares/Face
                                                    Amount
                                                ($ Thousands)     Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
AFFILIATED PARTNERSHIP -- 6.6%
UNITED STATES -- 6.6%
   SEI Liquidity Fund, L.P.,
      2.590%**+ (H)                                155,045,537   $       153,052
                                                                 ---------------
Total Affiliated Partnership
   (Cost $155,046) ($ Thousands)                                         153,052
                                                                 ---------------
U.S. TREASURY OBLIGATIONS -- 1.3%
   U.S. Treasury Bills
         1.657%, 11/20/08 (I) (J)                        8,609             8,607
         0.130%, 12/18/08 (I) (J)                          650               650
   U.S. Treasury Inflationary Index Notes
         2.375%, 04/15/11 (K)                            3,535             3,575
         3.000%, 07/15/12 (K)                           11,521            11,992
         2.375%, 01/15/25 (K)                            5,423             5,254
                                                                 ---------------
Total U.S. Treasury Obligations
   (Cost $30,746) ($ Thousands)                                           30,078
                                                                 ---------------
COMMERCIAL PAPER (K)-- 0.6%
   FPL Group Capital
         2.384%, 10/10/08                                5,000             4,997
   Toyota Financial Services de Puerto Rico
         2.401%, 10/01/08                               10,000             9,999
                                                                 ---------------
Total Commercial Paper
   (Cost $14,996) ($ Thousands)                                           14,996
                                                                 ---------------
CASH EQUIVALENT -- 0.5%
UNITED STATES -- 0.5%
   SEI Daily Income Prime Obligation Fund,
      Cl A, 2.350%**+                               11,820,869            11,821
                                                                 ---------------
Total Cash Equivalent
   (Cost $11,821) ($ Thousands)                                           11,821
                                                                 ---------------
Total Investments -- 115.8%
   (Cost $3,143,202) ($ Thousands)                               $     2,703,979
                                                                 ===============

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                            UNREALIZED
                        CURRENCY           CURRENCY        APPRECIATION
    SETTLEMENT         TO DELIVER         TO RECEIVE      (DEPRECIATION)
       DATE            (THOUSANDS)        (THOUSANDS)      ($ THOUSANDS)
-----------------   ----------------   ----------------   --------------
10/21/08-11/21/08   AUD       13,484   USD       12,400      $   1,786
10/21/08            AUD       25,914   EUR       14,754            344
10/21/08            AUD       12,542   GBP        5,735            355
10/21/08            CAD      104,197   USD       98,034           (108)
10/21/08            CHF       10,893   USD        9,812             75
10/21/08            EUR       13,197   AUD       23,531            (31)
10/21/08            EUR        9,305   SEK       88,640           (372)
10/21/08            GBP        9,474   AUD       20,939           (412)
10/21/08            HKD      285,547   USD       36,727            (65)
10/21/08            JPY    1,291,038   USD       12,314            110
10/21/08            MXP       39,785   USD        3,599            (13)
10/21/08            NOK       34,497   USD        5,930            101
10/21/08            SEK       88,640   EUR        9,315            387
10/21/08            SEK       69,420   USD       10,171            207
10/21/08            SGD        6,127   USD        4,292              3
10/21/08            USD       20,770   CAD       21,938           (107)
10/21/08            USD          775   ZAR        6,459              2
10/21/08            ZAR       68,653   USD        8,371            113
10/21/08-10/27/08   USD       18,195   HKD      141,247              5
10/21/08-10/27/08   USD       80,331   JPY    8,455,697           (391)
10/21/08-10/27/08   USD        4,975   NOK       28,352           (185)
10/21/08-10/27/08   USD       19,568   SEK      131,385           (708)
10/21/08-10/28/08   USD       16,265   SGD       23,257             17
10/21/08-11/21/08   CHF       15,700   NZD       20,223           (584)
10/21/08-11/21/08   EUR       33,881   USD       52,105          4,402
10/21/08-11/21/08   GBP       38,855   USD       74,396          5,013
10/21/08-11/21/08   NZD       20,554   CHF       15,700            364
10/21/08-11/21/08   USD       66,896   AUD       81,105         (2,998)
10/21/08-11/21/08   USD      134,994   EUR       89,913         (8,380)
10/21/08-11/21/08   USD      185,903   GBP       99,975         (7,389)
10/21/08-1/22/09    EUR       65,789   JPY   10,634,000          8,458
10/21/08-1/22/09    GBP        9,895   SGD       25,700            356
10/21/08-1/22/09    NOK      148,725   JPY    2,968,000          3,111
10/21/08-2/20/09    GBP       26,872   JPY    5,418,000          3,685
10/21/08-2/20/09    NZD       13,789   USD        9,414            328
10/21/08-3/20/09    SGD       34,700   GBP       13,234           (753)
10/21/08-3/20/09    USD       17,440   NZD       25,635           (550)
10/21/08-3/23/09    JPY   11,301,000   EUR       69,642         (9,443)
10/21/08-3/23/09    JPY    6,085,000   GBP       30,021         (4,493)
10/21/08-3/23/09    JPY    3,301,000   NOK      164,189         (3,731)
10/27/08            USD       17,577   CHF       18,966           (611)
10/27/08            USD        2,372   DKK       12,013           (103)
12/19/08-2/20/09    AUD       13,931   CHF       13,200            959
12/19/08-2/20/09    EUR       32,873   CHF       52,700          1,074
12/19/08-3/20/09    CHF       16,700   AUD       17,693         (1,181)
12/19/08-3/20/09    CHF       59,800   EUR       37,227         (1,341)
12/19/08-3/20/09    CHF       46,900   GBP       23,330           (555)
12/19/08-3/20/09    GBP       23,522   CHF       46,900            211
                                                             ---------
                                                              $(13,038)
                                                             =========


  22 SEI Institutional International Trust / Annual Report / September 30, 2008

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
------------              ------------   ----------   --------------
10-YR Swap                    (554)       Dec-2008        $ 1,072
90-Day Euro$                   275        Mar-2009           (202)
90-Day Euro$                   526        Jun-2009            670
90-Day Euro$                   394        Sep-2009          1,044
90-Day Euro$                   196        Dec-2009           (157)
90-Day Euro$                     1        Mar-2010             (1)
90-Day Euro$                  (361)       Jun-2010         (1,080)
90-Day Euro$                   (54)       Sep-2010           (133)
90-Day Euro$                   (37)       Dec-2010            (69)
90-Day Euro$                    10        Mar-2011            (13)
90-Day Euro$                   134        Jun-2011             58
90-Day Euro$                   141        Sep-2011             64
90-Day Euro$                    86        Dec-2011             10
90-Day Euro$                    86        Mar-2012             23
90-Day Euro$                    16        Mar-2012             (1)
90-Day Euro$                    73        Jun-2012              1
90-Day Euro$                    68        Sep-2012             47
90-Day Euro$                    16        Jun-2013             --
90-Day Euro$                    16        Sep-2013             --

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE       ($ THOUSANDS)
------------              ------------   ----------   --------------
Amsterdam Index                 66        Oct-2008       $  (817)
CAC40 10 Euro                  360        Oct-2008          (194)
Dax Index                      101        Dec-2008          (767)
DJ Euro Stoxx 50 Index         479        Dec-2008          (642)
FTSE Index                     599        Dec-2008        (2,288)
Hang Seng Index                 62        Oct-2008          (371)
IBEX Index                      64        Oct-2008           202
MSCI Sing Index                129        Oct-2008          (123)
Nikkei 225 Index                50        Dec-2008          (139)
OMX Index                      550        Oct-2008          (338)
S&P/MIB Index                   39        Dec-2008          (375)
SPI 200 Index                  181        Dec-2008          (293)
Topix Index                    225        Dec-2008        (1,425)
U.S. 10-Year Note             (256)       Dec-2008            96
U.S. 2-Year Note               (27)       Dec-2008           (35)
U.S. 5-Year Note                85        Dec-2008           (60)
U.S. Long Treasury Bond        (51)       Dec-2008            35
                                                         -------
                                                         $(6,201)
                                                         =======

A summary of outstanding swap agreements held by the fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                               TOTAL RETURN SWAPS

COUNTERPARTY           REFERENCE ENTITY/OBLIGATION            FUND PAYS                       FUND RECEIVES
-------------------   -----------------------------   --------------------------   ----------------------------------
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Plus 25 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Plus 0 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Plus 29 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 10 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 115 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 50 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 95 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 25 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 165 bps
Bank of America       BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 175 bps
Barclays Bank PLC     BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 50 bps
Goldman Sachs         BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 150 bps
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Plus 50 bps
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Plus 0 bps
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 70 bps
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 130 bps
JPMorgan Chase Bank   BAS AAA 10YR CMBS Daily Index   Negative Spread Return       Initial Index Spread Minus 150 bps
JPMorgan Chase Bank   MSCI Daily TR Net EAFE USD      3-Month LIBOR Minus 42 bps   Price Return
                      Market Index
Goldman Sachs         MSCI Daily TR Net Japan USD     3-Month LIBOR Plus 10 bps    Price Return
                      Market Index
JPMorgan Chase Bank   Swiss Market Index              3-Month LIBOR Plus 47 bps    Price Return

                                                         NET UNREALIZED
                      TERMINATION      NOTIONAL AMOUNT    DEPRECIATION
COUNTERPARTY             DATE             (THOUSANDS)     ($ THOUSANDS)
-------------------   -----------      ---------------   --------------
Bank of America         10/01/08            10,000          $   (765)
Bank of America         10/01/08            21,000            (1,607)
Bank of America         10/01/08            45,000            (3,440)
Bank of America         10/31/08            13,000              (994)
Bank of America         12/31/08            50,000            (3,825)
Bank of America         12/31/08            44,000                --
Bank of America         01/30/09            24,000            (1,836)
Bank of America         03/31/09            27,000                --
Bank of America         03/31/09            16,000                --
Bank of America         03/31/09            11,000                --
Barclays Bank PLC       10/01/08            25,000            (1,911)
Goldman Sachs           03/31/09            33,000                --
JPMorgan Chase Bank     10/01/08            25,000            (1,914)
JPMorgan Chase Bank     10/01/08            20,000            (1,531)
JPMorgan Chase Bank     10/31/08            15,000            (1,147)
JPMorgan Chase Bank     03/31/09            24,000                --
JPMorgan Chase Bank     03/31/09            11,000                --
JPMorgan Chase Bank     03/24/09            46,281            (4,045)
Goldman Sachs           03/31/09            43,131            (7,617)
JPMorgan Chase Bank     01/26/09 CHF        28,235              (887)
                                                            --------
                                                            $(31,519)
                                                            ========


  SEI Institutional International Trust / Annual Report / September 30, 2008 23

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2008

                              CREDIT DEFAULT SWAPS

                                                                                (PAYS)/
                                                                   BUY/SELL    RECEIVES
COUNTERPARTY                 REFERENCE ENTITY/OBLIGATION          PROTECTION     RATE
-------------------   -----------------------------------------   ----------   --------
Bank of America       Alcan Inc., 4.875%, 09/15/12                    Buy       (0.35)%
Bank of America       Alcan Inc., 4.875%, 09/15/12                    Buy       (0.32)
Barclays Bank PLC     Anheuser-Busch Cos.Inc., 5.625% 10/01/10        Buy       (1.08)
Goldman Sachs         Anheuser-Busch Cos.Inc., 5.625% 10/01/10        Buy       (1.08)
Bank of America       Autozone Inc., 5.875%, 10/15/12                 Buy       (0.44)
JPMorgan Chase Bank   Autozone Inc., 5.875%, 10/15/12                 Buy       (0.46)
Bank of America       Black & Decker Corp., 7.125%, 06/01/11          Buy       (0.55)
JPMorgan Chase Bank   Black & Decker Corp., 7.125%, 06/01/11          Buy       (0.55)
Goldman Sachs         Borgwarner Inc., 6.500%, 02/15/09               Buy       (0.66)
Goldman Sachs         Borgwarner Inc., 6.500%, 02/15/09               Buy       (0.80)
Bank of America       Campbell Soup Co., 4.875%, 10/01/13             Buy       (0.20)
JPMorgan Chase Bank   Carnival Corp., 6.650%, 01/15/28                Buy       (0.22)
Goldman Sachs         CDX.NA.IG 9 Index                               Buy       (0.60)
Goldman Sachs         CDX.NA.IG.10 Index                              Buy       (1.55)
Goldman Sachs         Centurytel Inc., 6.000% 04/01/17                Buy       (1.10)
JPMorgan Chase Bank   CMBX.NA.A 2 Index                               Buy       (0.25)
Merrill Lynch         CMBX.NA.A 2 Index                               Buy       (0.25)
Goldman Sachs         CMBX.NA.A 3 Index                               Buy       (0.62)
Goldman Sachs         CMBX.NA.A 3 Index                               Buy       (0.62)
Goldman Sachs         CMBX.NA.A 3 Index                               Buy       (0.62)
Goldman Sachs         CMBX.NA.A 3 Index                               Buy       (0.62)
JPMorgan Chase Bank   CMBX.NA.A 3 Index                               Buy       (0.62)
Bank of America       CMBX.NA.AAA 4 Index                             Buy       (0.35)
Goldman Sachs         CMBX.NA.AAA 4 Index                             Buy       (0.35)
Goldman Sachs         CMBX.NA.BBB 2 Index                             Buy       (0.60)
Bank of America       Computer Science Corp., 5.000%, 02/15/13        Buy       (0.65)
Bank of America       Darden Restaurants Inc., 7.125%, 02/01/16       Buy       (0.45)
JPMorgan Chase Bank   Dow Chemical Inc., 6.000%, 10/01/12             Buy       (0.26)
Merrill Lynch         Dow Chemical Inc., 6.000%, 10/01/12             Buy       (0.25)
Bank of America       Gap Inc., 8.800%, 12/15/08                      Buy       (1.18)
JPMorgan Chase Bank   Gap Inc., 8.800%, 12/15/08                      Buy       (1.18)
JPMorgan Chase Bank   Hasbro Inc., 2.750%, 12/01/21                   Buy       (0.39)
Bank of America       Johnson Controls Inc., 7.125%, 07/15/17         Buy       (0.37)
Bank of America       Johnson Controls Inc., 7.125%, 07/15/17         Buy       (0.39)
JPMorgan Chase Bank   Jones Apparel Group., 5.125%, 11/15/14          Buy       (0.77)
Merrill Lynch         Kroger Co., 5.500%, 02/01/13                    Buy       (0.64)
Bank of America       Lowes Cos. Inc., 8.250%, 06/01/10               Buy       (0.95)
Bank of America       Lowes Cos. Inc., 8.250%, 06/01/10               Buy       (0.60)
Merrill Lynch         Lowes Cos. Inc., 8.250%, 06/01/10               Buy       (0.13)
Merrill Lynch         Lubrizol Corp., 7.250%, 06/15/25                Buy       (0.45)
JPMorgan Chase Bank   Lubrizol Corp., 7.250%, 06/15/35                Buy       (0.45)
Bank of America       Masco Corp., 5.875%, 07/15/12                   Buy       (0.73)
Merrill Lynch         MDC Holdings Inc., 5.500%, 05/15/13             Buy       (0.90)
Bank of America       MeadWestvaco Corp., 6.850%, 04/01/12            Buy       (0.48)
Bank of America       MGIC Investment Corp., 6.000%, 11/01/15         Buy       (0.35)
JPMorgan Chase Bank   MGIC Investment Corp., 6.000%, 11/01/15         Buy       (0.35)
JPMorgan Chase Bank   Nordstrom Inc., 6.950%, 03/15/28                Buy       (0.28)
Merrill Lynch         Nordstrom Inc., 6.950%, 03/15/28                Buy       (0.28)
Bank of America       Nucor Corp., 4.875%, 10/01/12                   Buy       (0.22)
JPMorgan Chase Bank   Nucor Corp., 4.875%, 10/01/12                   Buy       (0.22)
Bank of America       Pitney Bowes Inc., 4.625%, 10/01/12             Buy       (0.14)
Bank of America       PMI Group Inc., 6.000%, 09/15/16                Buy       (0.35)
JPMorgan Chase Bank   PMI Group Inc., 6.000%, 09/15/16                Buy       (0.35)
JPMorgan Chase Bank   PPG Industries Inc., 7.050%, 08/15/09           Buy       (0.20)
JPMorgan Chase Bank   Radian Group Inc., 7.750%, 06/01/11             Buy       (0.39)
Bank of America       Radian Group Inc., 7.750%, 06/01/11             Buy       (0.39)
Merrill Lynch         RR Donnelley & Sons, 4.950%, 04/01/14           Buy       (0.69)
Bank of America       Safeway Inc., 5.800%, 08/15/12                  Buy       (0.59)
Merrill Lynch         Southwest Airlines Co., 6.500%, 03/01/12        Buy       (0.27)
JPMorgan Chase Bank   Southwest Airlines Co., 6.500%, 03/01/12        Buy       (0.27)
Bank of America       The Limited Inc., 6.125%, 12/01/12              Buy       (0.48)
Bank of America       TJX Cos. Inc., 7.450%, 12/15/09                 Buy       (0.19)
JPMorgan Chase Bank   Washington Mutual Co., 5.250%, 09/15/17         Buy       (0.32)
Merrill Lynch         Weyerhaeuser Company, 6.750%, 03/15/12          Buy       (0.45)
Goldman Sachs         Whirlpool Corp., 7.750%, 07/15/16               Buy       (1.02)
JPMorgan Chase Bank   Whirlpool Corp., 7.750%, 07/15/16               Buy       (0.34)

                                                         NET
                                                      UNREALIZED
                                       NOTIONAL      APPRECIATION
                      TERMINATION       AMOUNT      (DEPRECIATION)
COUNTERPARTY              DATE      ($ THOUSANDS)    ($ THOUSANDS)
-------------------   -----------   -------------   --------------
Bank of America         12/20/13       2,500           $    (5)
Bank of America         03/20/14       2,150                 9
Barclays Bank PLC       09/20/13       1,500                (4)
Goldman Sachs           09/20/13       1,750                (3)
Bank of America         12/20/11       2,500                21
JPMorgan Chase Bank     12/20/11       2,500                19
Bank of America         12/20/11       2,500                58
JPMorgan Chase Bank     12/20/11       2,500                24
Goldman Sachs           03/20/13       3,000                20
Goldman Sachs           03/20/13       1,750                 2
Bank of America         06/20/14       3,500                16
JPMorgan Chase Bank     06/20/12       2,000                58
Goldman Sachs           12/20/12       1,200                34
Goldman Sachs           06/20/13       9,500               108
Goldman Sachs           03/20/13       3,250                46
JPMorgan Chase Bank     03/15/49       2,000                26
Merrill Lynch           03/15/49       1,000                14
Goldman Sachs           12/13/49       2,000               205
Goldman Sachs           12/13/49       1,000               233
Goldman Sachs           12/13/49       1,000               235
Goldman Sachs           12/13/49       1,000               238
JPMorgan Chase Bank     02/13/49       3,000               498
Bank of America         02/17/51      18,000               (29)
Goldman Sachs           02/17/51       5,000              (138)
Goldman Sachs           03/15/49       8,000             1,099
Bank of America         06/20/13       3,250                (6)
Bank of America         12/20/11       2,500                89
JPMorgan Chase Bank     12/20/13       2,500                30
Merrill Lynch           12/20/13       2,500                70
Bank of America         12/20/11       2,500                45
JPMorgan Chase Bank     12/20/11       2,500                40
JPMorgan Chase Bank     12/20/11       2,500                51
Bank of America         12/20/13       2,500               128
Bank of America         12/20/13       2,500                58
JPMorgan Chase Bank     12/20/11       2,500               121
Merrill Lynch           03/20/13       3,500                (6)
Bank of America         03/20/13       1,250               (15)
Bank of America         09/20/13       2,750               (39)
Merrill Lynch           12/20/11       2,500                27
Merrill Lynch           12/20/11       2,500                13
JPMorgan Chase Bank     12/20/11       2,500                12
Bank of America         12/20/13       2,500               131
Merrill Lynch           12/20/11       2,500                32
Bank of America         12/20/11       2,500                64
Bank of America         12/20/13       2,500               839
JPMorgan Chase Bank     12/20/13       2,500               836
JPMorgan Chase Bank     12/20/13       2,500                62
Merrill Lynch           12/20/13       2,500                62
Bank of America         12/20/11       2,500                75
JPMorgan Chase Bank     12/20/11       2,500                33
Bank of America         12/20/11       5,200                61
Bank of America         12/20/13       2,500               942
JPMorgan Chase Bank     12/20/13       2,500               942
JPMorgan Chase Bank     12/20/11       2,500                42
JPMorgan Chase Bank     12/20/13       2,500             1,209
Bank of America         12/20/13       2,500             1,317
Merrill Lynch           12/20/11       2,500                56
Bank of America         03/20/13       2,750                 3
Merrill Lynch           12/20/11       2,500               145
JPMorgan Chase Bank     12/20/11       2,500               145
Bank of America         12/20/11       2,500               154
Bank of America         12/20/11       2,500                14
JPMorgan Chase Bank     03/20/12       2,300               802
Merrill Lynch           03/20/12       2,500                90
Goldman Sachs           09/20/13         500                 2
JPMorgan Chase Bank     12/20/11       2,500                92
                                                       -------
                                                       $11,552
                                                       =======


  24 SEI Institutional International Trust / Annual Report / September 30, 2008

Description

Percentages are based on Net Assets of $2,336,042 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Affiliated security.

(1)  In U.S. dollars unless otherwise indicated.

(A) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2008 was $1,956,296 ($ Thousands) and represented 83.7% of Net Assets.

(B) This security or a partial position of this security is on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 was $147,062
     ($ Thousands) (see Note 7).

(C)  Real Estate Investments Trust.

(D) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid, unless otherwise noted, under guidelines established by the board of Trustees.

(E) Securities considered illiquid. The total market value of such securities as of September 30, 2008 was $49,086 ($ Thousands) and represented 2.1% of Net Assets.

(F) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2008. The date reported on the Schedule of Investments is the next reset date.

(G)  Security in default on interest payments.

(H) This security was purchased with cash collateral held from securities on loan (see Note 7). The total value of such securities as of September 30, 2008 was $153,052 ($ Thousands).

(I) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(J) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(K)  The rate reported is the effective yield at time of purchase.

(L) Security, or portion thereof, has been pledged as collateral on open swaps contracts.

AUD -- Australian Dollar
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
CAD -- Canadian Dollar
CHF -- Swiss Franc
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
DKK -- Danish Krone
EUR -- Euro
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GDR -- Global Depositary Receipt
GNMA -- Government National Mortgage Association
HKD -- Hong Kong Dollar
IO -- Interest Only -- face amount represents notional amount
JPY -- Japanese Yen
L.P. -- Limited Partnership
MXP -- Mexican Peso
NGN -- Nigerian Naira
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SEK -- Swedish Krona
Ser -- Series
SGD -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
USD -- U.S. Dollar
ZAR -- South African Rand

Amounts designated as "--" are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.


  SEI Institutional International Trust / Annual Report / September 30, 2008 25

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2008

SECTOR WEIGHTINGS (UNAUDITED)+:

                              (PERFORMANCE GRAPH)

Energy                       17.6%
Financials                   17.2%
Basic Materials              12.6%
Telecommunication Services   10.9%
Information Technology        9.9%
Industrials                   9.7%
Consumer Discretionary        5.6%
Consumer Staples              5.3%
Affiliated Partnership        4.3%
Utilities                     3.6%
Healthcare                    1.8%
Exchange Traded Fund          0.9%
Short-Term Investments        0.4%
Equity-Linked Warrants        0.2%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 7).

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
COMMON STOCK -- 86.8%
ARGENTINA -- 0.1%
   Petrobras Energia Participaciones ADR                83,400   $           821
   Telecom Argentina ADR*                               38,900               476
                                                                 ---------------
                                                                           1,297
                                                                 ---------------
BAHRAIN -- 0.1%
   Investcorp Bank GDR (A)                              32,811               664
                                                                 ---------------
BERMUDA -- 0.2%
   Dufry South America                                  43,200               359
   Huabao International Holdings (HKD)               2,035,000             1,564
                                                                 ---------------
                                                                           1,923
                                                                 ---------------
BRAZIL -- 6.0%
   Banco do Brasil                                     176,965             2,053
   Banco Itau Holding Financeira ADR                    51,647               904
   BR Malls Participacoes*                              81,000               495
   Brascan Residential Properties                       93,303               213
   Centrais Eletricas Brasileiras                       63,080               903
   Cia Brasileira de Distribuicao Grupo Pao
      de Acucar ADR (B)                                 27,000               944
   Cia de Bebidas das Americas ADR (B)                  14,080               769
   Cia de Concessoes Rodoviarias                        24,653               316
   Cia de Saneamento Basico do Estado
      de Sao Paulo ADR                                   1,160                33
   Cia de Saneamento Basico do Estado
      de Sao Paulo                                      85,969             1,175
   Cia de Saneamento de Minas
      Gerais-COPASA                                     56,500               592
   Cia Energetica de Minas Gerais ADR (B)               40,315               796
   Cia Vale do Rio Doce ADR, Cl B                      293,420             5,619
   Cia Vale do Rio Doce                                181,600             3,380
   CPFL Energia                                         25,043               465
   EDP - Energias do Brasil                             73,317               889

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Empresa Brasileira de Aeronautica
      ADR (B)                                           14,060   $           380
   Empresa Brasileira de Aeronautica                   115,000               769
   Eternit                                              48,551               148
   Fertilizantes Heringer                                  900                 5
   Gafisa ADR (B)                                       24,200               622
   Gerdau ADR (B)                                      194,242             2,156
   Grendene                                            159,907             1,152
   GVT Holding*                                         70,900             1,038
   Hypermarcas*                                        142,200               956
   Light                                                26,219               321
   Localiza Rent A Car                                 185,900               970
   Lojas Renner                                        152,749             1,757
   Marfrig Frigorificos e Comercio
      de Alimentos                                      82,100               736
   Medial Saude                                         49,500               282
   OGX Petroleo e Gas Participacoes*                     5,800             1,164
   Perdigao                                             17,100               320
   Petroleo Brasileiro                                 254,300             5,484
   Petroleo Brasileiro ADR                             100,504             4,417
   Rodobens Negocios Imobiliarios                       87,100               592
   Santos Brasil Participacoes                          75,581               677
   SEB - Sistema Educacional Brasileiro*                85,800               623
   Souza Cruz                                           57,483             1,341
   Telegraph Norte Leste Participacoes
      ADR (B)                                          167,590             2,926
   Unibanco - Uniao de Bancos Brasileiros              107,400             1,058
   Unibanco - Uniao de Bancos Brasileiros
      GDR                                               56,372             5,689
   Usinas Siderurgicas de Minas Gerais                  80,000             1,590
   Votorantim Celulose e Papel ADR (B)                  81,150             1,251
   Wilson Sons BDR                                      84,500               631
                                                                 ---------------
                                                                          58,601
                                                                 ---------------
CHILE -- 1.0%
   Administradora de Fondos de Pensiones
      Provida ADR                                        7,200               177
   Banco de Chile ADR                                   30,500             1,220
   Banco Santander Chile ADR                            46,938             2,008
   Centros Comerciales Sudamericanos                   197,650               465
   Cia Cervecerias Unidas ADR (B)                       28,593               922
   Cia Cervecerias Unidas                               32,700               211
   Embotelladora Andina ADR, Cl B                       32,078               465
   Empresa Nacional de Telecomunicaciones               50,109               624
   Enersis ADR (B)                                     217,537             3,550
   Multiexport Foods                                   297,510                59
                                                                 ---------------
                                                                           9,701
                                                                 ---------------
CHINA -- 7.3%
   AirMedia Group ADR* (B)                              87,750               654
   Aluminum Corp of China                              572,622               349
   Anhui Conch Cement (B)                              602,882             2,303


  26 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Anhui Expressway                                    704,000   $           368
   Bank of China (C)                                12,707,000             4,925
   Bank of Communications (B)                          979,000               892
   Baoye Group                                          49,000                15
   Bengang Steel Plates, Cl B                          732,907               297
   Bosideng International Holdings (B)               4,690,000               587
   Byd                                                  15,000                25
   China BlueChemical                                   79,000                44
   China Coal Energy                                   265,000               280
   China Construction Bank (C)                       6,716,000             4,482
   China COSCO Holdings (C)                          1,277,500             1,165
   China Dongxiang Group                             2,379,000               685
   China International Marine Containers,
      Cl B                                             566,280               384
   China Medical Technologies ADR (B)                   68,000             2,215
   China Molybdenum                                    314,000               141
   China Oilfield Services                             444,000               411
   China Petroleum & Chemical                          193,130               152
   China Railway Construction*                       3,157,500             4,169
   China Shenhua Energy                                333,800               819
   China Shipping Container Lines                    2,056,000               354
   China Shipping Development                        2,192,000             2,878
   China Telecom                                     1,222,000               502
   China Yurun Food Group                            3,157,000             4,117
   Dongfang Electric                                   303,000               807
   Dongfeng Motor Group (C)                          1,782,000               656
   First Tractor                                        10,000                 2
   Great Wall Motor                                  1,618,500               683
   Great Wall Technology                             1,284,000               143
   Greentown China Holdings                            135,500                68
   Guangdong Electric Power Development,
      Cl B                                             378,100               147
   Harbin Power Equipment                              968,000               693
   Huaneng Power International ADR                       3,877               103
   Huaneng Power International (B)                   1,654,800             1,100
   Industrial & Commercial Bank
      of China                                      22,549,000            13,629
   Jingwei Textile Machinery                            62,000                 7
   Mindray Medical International ADR                    17,900               604
   New Oriental Education & Technology
      Group ADR*                                        10,595               681
   Parkson Retail Group                                 82,500                91
   PetroChina                                        8,579,107             8,906
   PetroChina ADR                                        6,900               709
   Qingling Motors                                     354,000                45
   Shanghai Electric Group                           1,862,000               568
   Simcere Pharmaceutical Group ADR*                    96,600               838
   Sinopec Shanghai Petrochemical                    1,944,000               432
   Sinotrans                                         2,740,000               535
   Tencent Holdings                                    162,600             1,189
   Tingyi Cayman Islands Holding (B)                 1,068,000             1,248
   Weichai Power                                       160,000               612
   Weiqiao Textile (C)                               1,808,900               887
   Yanzhou Coal Mining                               1,132,000             1,167

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Yanzhou Coal Mining ADR                              14,400   $           151
   Zhejiang Expressway                               1,002,000               595
   Zhejiang Glass*                                       4,000                 1
   ZTE                                                 245,000               928
                                                                 ---------------
                                                                          71,438
                                                                 ---------------
COLOMBIA -- 0.2%
   Almacenes Exito GDR                                 132,115               656
   BanColombia ADR (B)                                  30,000               854
                                                                 ---------------
                                                                           1,510
                                                                 ---------------
CYPRUS -- 0.1%
   Globaltrans Investment GDR*                          79,191               706
                                                                 ---------------
CZECH REPUBLIC -- 1.2%
   CEZ (C)                                             154,029             9,555
   Komercni Banka                                        6,340             1,430
   Unipetrol                                            63,000               684
                                                                 ---------------
                                                                          11,669
                                                                 ---------------
EGYPT -- 0.3%
   Egyptian Financial Group-Hermes
      Holding                                          165,323             1,014
   Egyptian International Pharmaceutical
      Industrial                                        42,300               192
   National Societe Generale Bank                       42,500               194
   Orascom Construction Industries GDR                   8,367               860
   Telecom Egypt                                       301,425               811
                                                                 ---------------
                                                                           3,071
                                                                 ---------------
HONG KONG -- 5.5%
   AAC Acoustic Technologies Holdings*               1,448,000             1,111
   Brilliance China Automotive
      Holdings* (B)                                  4,583,000               336
   Chaoda Modern Agriculture (C)                     2,346,000             1,981
   China Mobile ADR                                     22,250             1,114
   China Mobile                                      1,792,917            17,962
   China Netcom Group                                  931,000             2,062
   China Power International Development             5,052,200             1,043
   China Resources Enterprise                          510,000             1,245
   China Resources Logic                                12,600                 3
   China Resources Power Holdings                       68,000               148
   China State Construction International
      Holdings                                       2,084,000               321
   China Unicom                                        711,085             1,070
   CNOOC                                             9,692,448            10,889
   CNOOC ADR (B)                                           960               110
   Cnpc Hong Kong                                    2,850,000             1,213
   COSCO Pacific                                     2,390,000             2,743
   Denway Motors                                     4,432,646             1,404
   Digital China Holdings                              728,000               242
   Global Bio-Chemical Technology Group              2,283,500               739


  SEI Institutional International Trust / Annual Report / September 30, 2008 27

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   GOME Electrical Appliances Holdings               4,036,000   $         1,192
   GZI Real Estate Investment Trust (D)              1,032,000               331
   Hopson Development Holdings (C)                     480,000               244
   Industrial and Commercial Bank of
      China Asia                                       513,000               934
   Nine Dragons Paper Holdings                       1,047,000               392
   NWS Holdings                                        180,375               324
   Samson Holding                                    5,775,000               815
   Shanghai Industrial Holdings                        352,000               805
   Shenzhou International Group Holdings               575,000               122
   Shougang Concord International
      Enterprises                                       18,000                 3
   Sinolink Worldwide Holdings                         988,000                95
   Skyworth Digital Holdings                           228,000                18
   Texwinca Holdings                                   662,600               549
   Tianjin Development Holdings                          8,000                 3
   TPV Technology                                    2,890,000               885
   Zhuzhou CSR Times Electric, Cl H                  1,240,000               883
                                                                 ---------------
                                                                          53,331
                                                                 ---------------
HUNGARY -- 0.9%
   Magyar Telekom                                      464,479             2,177
   MOL Hungarian Oil and Gas                            13,278             1,213
   OTP Bank                                             74,684             2,701
   Richter Gedeon                                        9,870             1,805
   Tisza Chemical Group                                 12,600               311
                                                                 ---------------
                                                                           8,207
                                                                 ---------------
INDIA -- 6.4%
   Allahabad Bank                                      123,700               169
   Andhra Bank                                         375,268               448
   Bajaj Holdings and Investment                         7,316                72
   Bank                                                 10,795                64
   Bank of India (C)                                   320,401             1,976
   Bharat Electronics                                   20,344               394
   Bharat Petroleum                                    162,253             1,264
   Bharti Airtel*                                      249,608             4,234
   Birla                                                73,137               199
   Cairn India*                                        629,918             2,884
   CESC                                                 56,900               340
   Container of India                                    1,300                23
   Dena Bank                                            13,584                12
   Dr Reddys Laboratories                              171,215             1,877
   Federal Bank                                        120,536               538
   Grasim Industries                                    18,599               679
   Great Eastern Shipping                                6,300                41
   GTL                                                  27,845                99
   Gujarat Alkalies & Chemicals                         32,310                78
   Gujarat Narmada Valley Fertilizers                  162,389               318
   Gujarat State Fertilisers                            96,419               245
   HCL Technologies                                     14,490                61
   Hero Honda Motors                                    51,015               958
   Hindalco Industries                                 497,741             1,055

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Hindustan Petroleum                                 259,590   $         1,363
   Hindustan Unilever                                   55,282               300
   Hindustan Zinc                                       86,080               802
   Housing Development Finance                         118,960             5,532
   ICICI Bank ADR                                       24,090               567
   ICICI Bank                                           65,206               751
   India Cements                                       272,970               733
   Indian Bank                                         176,623               498
   Indian Overseas Bank                                 46,334                93
   Infosys Technologies                                 66,798             2,032
   ITC                                                 317,420             1,287
   Jet Airways India                                    40,750               353
   Jindal Stainless                                      2,930                 7
   Jindal Steel & Power                                  2,970                82
   JSW Steel                                            41,770               435
   Larsen & Toubro                                      60,241             3,187
   Mahanagar Telephone Nigam                           384,010               701
   Mahindra & Mahindra                                  88,355               974
   National Aluminium                                  124,129               999
   NTPC                                                 52,362               195
   Oil & Natural Gas (C)                               197,887             4,413
   Phoenix Mills                                        74,470               238
   Ranbaxy Laboratories                                118,999               634
   Reliance Industries (C)                              19,866               835
   Satyam Computer Services                            268,152             1,728
   Sesa GOA* (C)                                       266,600               691
   Shipping of India                                     8,548                27
   Siemens India                                       157,159             1,360
   State Bank of India GDR                              25,310             1,529
   Steel Authority of India                          1,737,159             4,809
   Sterlite Industries India                            99,790               925
   Sterlite Industries India ADR                        39,600               357
   Syndicate Bank                                      112,247               160
   Tata Chemicals                                       14,440                71
   Tata Consultancy Services                            36,140               519
   Tata Motors                                         113,908               843
   Tata Power                                            9,356               184
   Tata Steel                                          161,114             1,491
   Union Bank of India                                  14,834                46
   Zee Entertainment Enterprises                       522,889             2,223
                                                                 ---------------
                                                                          62,002
                                                                 ---------------
INDONESIA -- 1.6%
   Aneka Tambang                                     2,571,500               391
   Astra International                                 665,125             1,186
   Bank Mandiri Persero (C)                          2,693,092               746
   Bank Negara Indonesia Persero                       926,500                94
   Bank Rakyat Indonesia                             4,548,000             2,570
   Bumi Resources                                    9,725,500             3,234
   Gudang Garam                                      1,088,100               674
   HM Sampoerna                                      1,008,500             1,093
   International Nickel Indonesia                    2,673,530               857
   Kalbe Farma                                       8,225,000               560
   Tambang Batubara Bukit Asam                         477,000               468


  28 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Telekomunikasi Indonesia                          5,130,100   $         3,832
   Unilever Indonesia                                  136,000               108
                                                                 ---------------
                                                                          15,813
                                                                 ---------------
ISRAEL -- 2.4%
   Bank Hapoalim (C)                                 1,043,499             3,148
   Bank Leumi Le-Israel (C)                            432,468             1,508
   Bezeq Israeli Telecommunication                   1,944,718             3,452
   Delek Automotive Systems                             22,700               228
   First International Bank of Israel*                  51,020               423
   Israel Chemicals (C)                                326,071             4,693
   Israel Discount Bank, Cl A*                         557,074               820
   Migdal Insurance & Financial Holding                 17,855                18
   Mizrahi Tefahot Bank                                 54,000               332
   Partner Communications                               43,351               820
   Strauss Group                                        67,629               668
   Teva Pharmaceutical Industries                       18,000               828
   Teva Pharmaceutical Industries ADR                  136,016             6,228
   Union Bank of Israel*                                21,090                83
                                                                 ---------------
                                                                          23,249
                                                                 ---------------
KAZAKHSTAN -- 0.1%
   KazMunaiGas Exploration Production
      GDR                                               81,500             1,289
                                                                 ---------------
LUXEMBOURG -- 0.7%
   Evraz Group GDR (C)                                  45,995             1,886
   Tenaris ADR                                         118,200             4,408
   Ternium ADR                                          34,900               615
                                                                 ---------------
                                                                           6,909
                                                                 ---------------
MALAYSIA -- 2.1%
   AMMB Holdings                                       935,287               811
   ANN JOO Resources                                    49,000                36
   Berjaya Sports Toto                                 331,600               434
   British American Tobacco Malaysia                    73,000               882
   Digi.Com                                             64,700               422
   Gamuda                                            1,349,700               843
   Genting                                             256,800               396
   HAP Seng Consolidated                                78,000                56
   Hong Leong Bank                                     532,009               874
   Hong Leong Financial Group                            4,000                 5
   Hong Leong Industries                                14,000                16
   IOI Properties                                      164,368               211
   KLCC Property Holdings                              456,000               360
   Kulim Malaysia                                       65,000               105
   Lion Industries                                     355,000               131
   Malayan Banking                                   1,153,850             2,295
   Malaysia Airports Holdings                           39,000                30
   Malaysian Bulk Carriers                             716,714               641
   MISC                                                138,000               328
   Oriental Holdings                                    10,000                16
   Padiberas Nasional                                  174,000                66

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Petronas Dagangan                                    26,200   $            50
   Petronas Gas                                         55,000               159
   PPB Group                                            46,000               115
   Public Bank                                         262,796               768
   Ranhill                                             502,500               106
   Resorts World                                     4,941,900             3,681
   Sime Darby                                        1,186,700             2,294
   Southern Steel                                       56,800                32
   Tanjong                                              12,000                46
   Tenaga Nasional                                   1,054,575             2,104
   Titan Chemicals                                     108,000                32
   UMW Holdings                                        767,551             1,300
   YTL                                                 212,040               388
                                                                 ---------------
                                                                          20,033
                                                                 ---------------
MEXICO -- 4.9%
   Alfa, Cl A                                          203,400               911
   America Movil ADR, Ser L                            180,686             8,377
   America Movil, Ser L                              2,545,689             5,818
   Banco Compartamos                                   241,400               667
   Carso Global Telecom*                               210,354             1,072
   Cemex ADR*                                          160,900             2,771
   Cemex (B)                                         2,905,057             4,997
   Coca-Cola Femsa                                       5,600                28
   Consorcio ARA                                     1,217,600               676
   Controladora Comercial Mexicana                     681,200             1,565
   Cydsa                                                57,700                48
   Embotelladoras Arca                                 257,850               763
   Empresas ICA* (B)                                   150,400               432
   Empresas ICA Sociedaad Controladora
      ADR* (B)                                          14,800               170
   Fomento Economico Mexicano ADR                       39,946             1,524
   Fomento Economico Mexicano                          254,271               962
   Gruma, Cl B*                                        497,416             1,000
   Grupo Aeroportuario del Pacifico, Cl B              153,800               389
   Grupo Aeroportuario del Sureste, Cl B                57,000               279
   Grupo Carso, Ser A1                                 223,703               836
   Grupo Casa Saba ADR                                   4,500               128
   Grupo Continental                                   833,400             1,776
   Grupo Elektra                                         6,491               224
   Grupo Financiero Banorte, Cl O                    1,207,064             3,834
   Grupo Mexico, Ser B                               2,119,878             2,219
   Grupo Modelo                                        130,200               551
   Grupo Simec, Cl B*                                   20,100                59
   Grupo Televisa                                      240,700             1,035
   Industrias, Cl B*                                    27,600                99
   Industrias Bachoco*                                 163,800               339
   Megacable Holdings*                                  98,300               139
   Mexichem                                            347,100               629
   Urbi Desarrollos Urbanos* (B)                       973,293             2,340
   Vitro                                               115,700               128
   Wal-Mart de Mexico, Ser V                            81,938               280
                                                                 ---------------
                                                                          47,065
                                                                 ---------------


  SEI Institutional International Trust / Annual Report / September 30, 2008 29

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
NETHERLANDS -- 0.3%
   Kardan                                               85,732   $           640
   Plaza Centers                                       424,680               560
   Vimetco GDR*                                        101,013               362
   X 5 Retail Group GDR*                                39,331               848
                                                                 ---------------
                                                                           2,410
                                                                 ---------------
PAKISTAN -- 0.1%
   Fauji Fertilizer                                    198,828               254
   National Bank of Pakistan                           546,042               649
   Oil & Gas Development                                   100                --
                                                                 ---------------
                                                                             903
                                                                 ---------------
PANAMA -- 0.1%
   Copa Holdings, Cl A                                  41,100             1,336
                                                                 ---------------
PERU -- 0.1%
   Cia de Minas Buenaventura ADR (B)                    31,100               730
                                                                 ---------------
PHILIPPINES -- 0.6%
   ABS-CBN Broadcasting PDR                            479,300               162
   Bank of the Philippine Islands                      653,671               645
   Globe Telecom                                        11,372               251
   JG Summit Holdings                                3,229,000               479
   Manila Electric                                     194,460               252
   Metropolitan Bank & Trust                           166,800               121
   Petron                                            1,062,000               135
   Philex Mining                                     1,778,200               278
   Philippine Long Distance Telephone                   32,930             1,896
   Philippine Long Distance Telephone
      ADR (B)                                           10,300               580
   SM Investments                                      140,324               786
   Union Bank of Philippines                           460,500               260
                                                                 ---------------
                                                                           5,845
                                                                 ---------------
POLAND -- 1.5%
   Bank BPH                                             22,575               656
   Bank Handlowy w Warszawie                            23,911               634
   Bank Pekao                                            9,440               681
   Ciech                                                 9,100               196
   Cyfrowy Polsat                                      218,722             1,297
   KGHM Polska Miedz (C)                                65,016             1,377
   Kredyt Bank                                          36,000               208
   Polish Oil & Gas                                    882,000             1,217
   Polski Koncern Naftowy Orlen (C)                    276,374             3,990
   Powszechna Kasa Oszczednosci
      Bank Polski                                      102,263             1,874
   Telekomunikacja Polska (C)                          252,114             2,405
                                                                 ---------------
                                                                          14,535
                                                                 ---------------

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
RUSSIA -- 8.1%
   Gazprom OAO ADR (C)                                 947,279   $        30,272
   LUKOIL ADR                                          282,049            16,500
   Mechel ADR (B)                                       87,456             1,571
   MMC Norilsk Nickel ADR                              355,125             4,961
   Mobile Telesystems ADR                               91,881             5,146
   NovaTek OAO GDR                                      17,655               806
   Novolipetsk Steel GDR                                25,000               464
   Novorossiysk Commercial Sea Port GDR                120,842               775
   Pharmstandard GDR*                                   35,007               607
   PIK Group GDR                                        58,850               306
   Polyus Gold ADR (B)                                   4,173                52
   Rosneft Oil GDR (C)                                 360,295             2,424
   Sberbank GDR                                         15,329             4,134
   Severstal GDR                                         6,150                63
   Surgutneftegaz ADR                                  235,586             1,249
   Tatneft GDR                                          26,316             1,863
   TMK OAO GDR                                          35,250               892
   Uralkali GDR                                        104,392             3,171
   Vimpel-Communications ADR                           117,100             2,377
   VTB Bank GDR                                        230,900               950
                                                                 ---------------
                                                                          78,583
                                                                 ---------------
SINGAPORE -- 0.1%
   Epure International                               2,580,000               635
                                                                 ---------------
SOUTH AFRICA -- 7.2%
   African Bank Investments                            355,967             1,100
   African Rainbow Minerals (C)                         31,500               605
   AngloGold Ashanti                                    19,996               465
   AngloGold Ashanti ADR (B)                            78,049             1,803
   ArcelorMittal South Africa                           68,385             1,381
   Assore                                                4,061               299
   Aveng                                               180,204             1,377
   Bidvest Group                                        19,674               252
   DataTec                                              86,758               269
   Exxaro Resources                                     67,000               703
   FirstRand (B)                                     1,467,872             3,024
   Gold Fields (B)                                     147,277             1,422
   Gold Fields ADR (B)                                  74,580               715
   Grindrod                                            391,605               855
   Harmony Gold Mining* (B)                            214,208             2,098
   Harmony Gold Mining ADR* (B)                        155,000             1,500
   Impala Platinum Holdings                            183,398             3,745
   JD Group                                            144,750               530
   Liberty Group (B)                                   103,074               846
   Medi-Clinic                                         140,000               308
   Metropolitan Holdings (C)                           665,967               899
   Mondi (B)                                           147,602               807
   Mr Price Group (B)                                  257,125               701
   MTN Group (B) (C)                                   349,019             4,927
   Murray & Roberts Holdings                           265,361             3,118


  30 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Mvelaphanda Resources*                               10,950   $            55
   Nampak                                              652,232             1,114
   Nedbank Group (B)                                   315,942             4,002
   Omnia Holdings                                       17,350               148
   Palabora Mining                                       4,000                41
   Remgro (C)                                           74,899             1,734
   Reunert                                             114,385               806
   RMB Holdings (B)                                    177,727               570
   Sanlam (B) (C)                                    1,907,494             4,108
   Sappi (B)                                           331,909             3,258
   Sasol                                               310,565            13,261
   Shoprite Holdings (C)                               181,085             1,030
   Standard Bank Group                                 278,781             3,206
   Steinhoff International Holdings (B)                352,979               678
   Telkom                                               77,910               997
   Tiger Brands                                         59,816             1,002
                                                                 ---------------
                                                                          69,759
                                                                 ---------------
SOUTH KOREA -- 11.8%
   Daelim Industrial                                     4,689               291
   Daewoo Shipbuilding & Marine
      Engineering                                      104,341             2,634
   Daishin Securities                                      640                10
   Daou Technology                                      20,210                84
   Dongwon Industries                                      360                29
   Doosan*                                               3,810               383
   Hana Financial Group (C)                             23,453               551
   Handsome                                             13,738               119
   Hanwha Chemical                                      75,931               704
   Hyundai Department Store                              8,620               670
   Hyundai Development                                  85,920             3,209
   Hyundai Heavy Industries (C)                         27,459             6,357
   Hyundai Mipo Dockyard (C)                             5,230               766
   Hyundai Mobis                                         8,298               643
   Hyundai Motor                                        16,614             1,040
   Kangwon Land                                         86,980             1,062
   KISCO*                                                3,776               152
   KISCO Holdings                                        1,144                45
   Kookmin Bank                                         58,650             2,569
   Korea Development Financing                           1,890                61
   Korea Electric Power                                 62,500             1,573
   Korea Exchange Bank                                  81,140               754
   Korea Fine Chemical                                   1,620                79
   Korean Petrochemical Industries                       2,980                73
   KT ADR                                               60,270             1,012
   KT                                                   54,250             1,873
   KT Freetel                                           28,240               700
   KT&G                                                121,016             9,032
   Kumho Tire                                          102,730               658
   Kyeryong Construction Industrial                      4,010                62
   LG                                                   53,674             2,795
   LG Chem (C)                                          35,790             2,808
   LG Dacom                                             12,370               220

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   LG Electronics                                       41,202   $         3,812
   LG Household & Health Care                            4,855               812
   LG Philips LCD                                       97,252             2,477
   LG Telecom (C)                                       77,460               646
   Lotte Shopping                                        9,080             2,066
   LS Cable                                             10,460               709
   MegaStudy                                             5,054               770
   Nong Shim                                             1,125               207
   Nong Shim Holdings                                    2,662               150
   Ottogi                                                  710                93
   Pacific                                               3,686               379
   POSCO ADR (B)                                         4,040               377
   POSCO                                                16,613             6,232
   Pusan Bank (C)                                       89,525               809
   S1                                                   17,358               884
   Samho International                                   6,730                43
   Samsung C&T                                          27,785             1,231
   Samsung Electronics (C)                              60,460            27,706
   Samsung Fire & Marine Insurance                      18,465             3,232
   Samsung Heavy Industries                             43,999             1,172
   Samwhan                                               6,310                74
   Samyang Genex                                           260                13
   SeAH Holdings                                            60                 5
   Shinhan Financial Group                             133,393             4,772
   Shinsegae                                             9,275             4,378
   SK Energy                                            21,633             1,639
   SK Gas                                                3,709               200
   SK Holdings                                          17,472             1,627
   SK Telecom ADR                                      125,430             2,361
   SK Telecom                                            1,558               267
   S-Oil                                                14,936               860
   STX Pan Ocean                                       331,200               507
   Young Poong                                              30                11
   Youngone                                             21,580               164
                                                                 ---------------
                                                                         113,703
                                                                 ---------------
SWEDEN -- 0.1%
   West Siberian Resources GDR*                      1,574,047             1,281
                                                                 ---------------
TAIWAN -- 10.1%
   Ability Enterprise                                  622,376               490
   Acer                                              2,134,999             3,639
   Advanced Semiconductor Engineering                4,014,404             2,048
   Asustek Computer                                  1,259,453             2,495
   AU Optronics                                      3,487,993             3,949
   Cathay Financial Holding                          2,746,373             3,796
   Chang Hwa Commercial Bank                            68,000                35
   Chi Mei Optoelectronics                           1,848,400             1,218
   China Airlines                                    2,633,000               572
   China Bills Finance*                                800,000               115
   China Development Financial
      Holding (C)                                    3,872,450             1,175
   China Manmade Fibers*                               610,000                92


  SEI Institutional International Trust / Annual Report / September 30, 2008 31

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   China Motor                                         825,985   $           279
   China Petrochemical Development*                    792,000               191
   China Steel                                       2,255,700             2,257
   Chinatrust Financial Holding                      8,320,216             4,571
   Chunghwa Picture Tubes                            4,200,000               669
   Chunghwa Telecom                                  4,530,363            10,669
   Compal Electronics (C)                            5,336,755             3,913
   CTCI                                                286,396               195
   Far Eastern Textile                               1,598,719             1,133
   Far EasTone Telecommunications                      806,000             1,034
   Farglory Land Development                            22,000                22
   Feng Hsin Iron & Steel                              206,000               270
   First Financial Holding                             563,554               353
   Formosa Chemicals & Fibre                           723,000             1,256
   Formosa Plastics                                    556,000               904
   Fubon Financial Holding                           2,736,000             1,982
   Gigabyte Technology                                 328,000               171
   Global Brands Manufacture                           120,102                53
   Grand Pacific Petrochemical*                        322,000                55
   HannStar Display                                  3,782,909               841
   High Tech Computer                                  140,800             2,188
   HON HAI Precision Industry                        1,349,640             4,839
   Inventec                                            959,700               472
   Lite-On Technology (C)                            1,470,845             1,286
   MediaTek                                            329,065             3,416
   Mega Financial Holding                            1,643,000               754
   Nan Ya Plastics                                     876,000             1,299
   Nan Ya Printed Circuit Board                        211,203               660
   Nien Hsing Textile                                  674,000               221
   POU Chen                                            711,000               440
   Powerchip Semiconductor*                          2,288,626               353
   President Chain Store                               243,000               717
   Quanta Computer (C)                               3,411,145             4,277
   Siliconware Precision Industries                     18,002                21
   SinoPac Financial Holdings                        5,287,230             1,479
   Taishin Financial Holdings                        2,843,000               563
   Taiwan Cooperative Bank                           1,593,850               888
   Taiwan Fertilizer                                 1,025,000             1,917
   Taiwan Semiconductor Manufacturing                6,831,436            11,468
   Taiwan Semiconductor Manufacturing
      ADR (B)                                          436,991             4,095
   Teco Electric and Machinery                         885,000               311
   U-Ming Marine Transport                             245,000               354
   United Microelectronics                           5,040,312             1,625
   Universal Scientific Industrial (C)                 517,992               170
   UPC Technology                                      400,399               145
   Walsin Lihwa                                      1,630,000               444
   Wistron                                             610,482               759
   Yageo                                             2,729,440               553
   Yuanta Financial Holding                          1,773,000               982
                                                                 ---------------
                                                                          97,138
                                                                 ---------------

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
THAILAND -- 2.4%
   Advanced Info Service                               166,800   $           401
   Bangkok Bank                                        391,394             1,198
   Bangkok Bank NVDR (B)                               464,000             1,418
   BEC World                                           158,871               101
   Bumrungrad Hospital                                 950,800               904
   Charoen Pokphand Foods                            8,367,600             1,011
   Electricity Generating                              166,834               313
   Kasikornbank                                        625,300             1,185
   Kiatnakin Bank                                       24,700                12
   Krung Thai Bank                                  10,598,500             1,921
   PTT                                                 549,756             3,748
   PTT Chemical                                        110,300               191
   PTT Exploration & Production (C)                    270,819             1,026
   PTT NVDR                                            150,900             1,029
   Ratchaburi Electricity Generating Holding            43,600                45
   Siam Cement                                         215,200               859
   Siam Commercial Bank                              2,634,416             5,177
   Siam Commercial Bank NVDR                           471,400               969
   Thai Airways International                          944,080               336
   Thai Rayon                                           37,000                49
   Thai Union Frozen Products (B)                      957,900               558
   Thoresen Thai Agencies (B) (C)                       89,340                69
   Total Access Communication                          503,200               554
                                                                 ---------------
                                                                          23,074
                                                                 ---------------
TURKEY -- 2.0%
   Akbank                                              153,739               786
   Anadolu Efes Biracilik Ve Malt Sanayii               74,000               759
   Bossa Ticaret Sanayi Isletme                         80,000                86
   Cimsa Cimento Sanayi VE Tica                        214,852               826
   Eregli Demir ve Celik Fabrikalari                    72,000               362
   Haci Omer Sabanci Holding                           994,382             3,735
   KOC Holding*                                        281,567               851
   Tekfen Holding                                      118,068               664
   Trakya Cam Sanayi*                                  144,000               142
   Turk Hava Yollari*                                  246,347             1,254
   Turk Sise ve Cam Fabrikalari                      1,671,982             2,042
   Turkcell Iletisim Hizmet ADR                         11,480               172
   Turkcell Iletisim Hizmet                            202,371             1,234
   Turkiye Garanti Bankasi                             932,832             2,205
   Turkiye Is Bankasi, Cl C                            475,367             1,969
   Turkiye Sinai Kalkinma Bankasi*                     916,846               733
   Turkiye Vakiflar Bankasi Tao, Cl D                  628,957             1,028
                                                                 ---------------
                                                                          18,848
                                                                 ---------------
UNITED ARAB EMIRATES -- 0.1%
   Depa GDR* (A)                                       126,800               539
                                                                 ---------------
UNITED KINGDOM -- 0.8%
   Anglo American (C)                                   99,714             3,389
   Antofagasta                                          93,864               683


  32 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
   BHP Billiton (B)                                     50,877   $         1,171
   Eurasian Natural Resources                           47,945               438
   JKX Oil & Gas                                        68,600               343
   Vedanta Resources                                    71,412             1,501
                                                                 ---------------
                                                                           7,525
                                                                 ---------------
UNITED STATES -- 0.3%
   Central European Distribution*                       26,200             1,190
   Lenovo Group (C) (HKD)                            4,298,000             1,897
                                                                 ---------------
                                                                           3,087
                                                                 ---------------
Total Common Stock
   (Cost $1,016,786) ($ Thousands)                                       838,409
                                                                 ---------------
PREFERRED STOCK -- 8.9%
BRAZIL -- 8.9%
   Banco Bradesco                                      176,600             2,779
   Banco Itau Holding Financeira                       150,500             2,458
   Bombril*                                             18,000                74
   Bradespar                                            55,511               745
   Brasil Telecom                                        3,261                26
   Brasil Telecom Participacoes                         99,418               943
   Braskem                                             163,300               872
   Centrais Eletricas Brasileiras                       27,244               339
   Centrais Eletricas de Santa Catarina                 13,400               310
   Cia de Gas de Sao Paulo                              26,000               553
   Cia de Tecidos do Norte de Minas -
      Coteminas Eletrica Paulista*                     180,932               492
   Cia de Transmissao de Energia
      Eletrica Paulista*                                46,000             1,124
   Cia Energetica de Minas Gerais                      106,566             2,061
   Cia Energetica do Ceara                              27,000               259
   Cia Paranaense de Energia                           101,035             1,375
   Cia Vale do Rio Doce, Cl A                          469,939             7,869
   Cia Vale do Rio Doce Sponsored
      ADR, Cl B                                        385,676             6,826
   Eletropaulo Metropolitana Eletricidade
      de Sao Paulo                                     159,940             2,167
   Gerdau                                               57,100               623
   Investimentos Itau                                  863,517             4,177
   Mangels Industrial                                    5,600                31
   Marcopolo                                           309,175               785
   Metalurgica Gerdau, Cl A                             60,006               913
   NET Servicos de Comunicacao*                        394,400             3,380
   Petroleo Brasileiro                                 757,532            13,572
   Petroleo Brasileiro Sponsored ADR, Cl A             476,630            17,836
   Randon Participacoes                                115,000               620
   Sadia                                               151,110               452
   Tam                                                 141,285             2,600
   Telecomunicacoes de Sao Paulo                        46,357             1,057
   Telegraph Norte Leste Participacoes                 134,288             2,283

                                                 Shares/Face
                                                   Amount
                                                ($ Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Telemar Norte Leste                                  61,562   $         1,851
   Telemig Celular Participacoes                        33,404               619
   Tim Participacoes                                   324,200               667
   Uniao de Industrias Petroquimicas                   332,800               178
   Universo Online                                      20,000                77
   Usinas Siderurgicas de Minas Gerais                  96,778             2,023
   Votorantim Celulose e Papel                          26,600               403
                                                                 ---------------
Total Preferred Stock
   (Cost $76,524) ($ Thousands)                                           85,419
                                                                 ---------------
EXCHANGE TRADED FUND -- 0.9%
UNITED STATES -- 0.9%
   iShares MSCI Emerging Markets
      Index Fund (B)                                   247,905             8,560
                                                                 ---------------
Total Exchange Traded Fund
   (Cost $8,927) ($ Thousands)                                             8,560
                                                                 ---------------

                                                  Number of
                                                   Warrants
                                               ---------------

EQUITY LINKED WARRANTS -- 0.3%
RUSSIA -- 0.2%
   Sberbank, Expires 02/23/10*                       1,313,000             2,258
                                                                 ---------------
UNITED ARAB EMIRATES -- 0.1%
   Citigroup Global Markets Holdings,
      Expires 03/24/09 (E)*                            270,632               571
                                                                 ---------------
Total Equity Linked Warrants
   (Cost $3,765) ($ Thousands)                                             2,829
                                                                 ---------------
DEBENTURE BOND -- 0.0%
BRAZIL -- 0.0%
   Cia Vale do Rio Doce, Ser 1997
      0.000%, 09/30/49*                                      8                --
                                                                 ---------------
Total Debenture Bond
   (Cost $0) ($ Thousands)                                                    --
                                                                 ---------------

                                                  Number of
                                                   Rights
                                               ---------------

RIGHTS -- 0.0%
HONG KONG -- 0.0%
   China Resources Logic,
      Expires 10/22/2008*                                   50                --
                                                                 ---------------
INDIA -- 0.0%
   Tata Motors, Expires 10/20/08*                           19                 2
                                                                 ---------------
Total Rights
   (Cost $0) ($ Thousands)                                                     2
                                                                 ---------------


  SEI Institutional International Trust / Annual Report / September 30, 2008 33

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2008

                                                                   Market Value
Description                                         Shares        ($ Thousands)
--------------------------------------------   ---------------   ---------------
AFFILIATED PARTNERSHIP -- 4.4%
UNITED STATES -- 4.4%
   SEI Liquidity Fund, L.P.,
      2.590%**+ (F)                                 43,654,599   $        42,710
                                                                 ---------------
Total Affiliated Partnership
   (Cost $43,655) ($ Thousands)                                           42,710
                                                                 ---------------
CASH EQUIVALENT -- 0.4%
UNITED STATES -- 0.4%
   SEI Daily Income
      Prime Obligation Fund, Cl A,
      2.350%**+                                      3,711,896             3,712
                                                                 ---------------
Total Cash Equivalent
   (Cost $3,712) ($ Thousands)                                             3,712
                                                                 ---------------
Total Investments -- 101.7%
   (Cost $1,153,369) ($ Thousands)                               $       981,641
                                                                 ===============

Percentages are based on a Net Assets of $965,730 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Affiliated security.

(1)  In U.S. dollars unless otherwise indicated.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B) This security or a partial position of this security is on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 was $48,511 ($ Thousands) (See Note 7).

(C) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2008 was $638,675 and represented 66.1% of Net Assets.

(D)  Real Estate Investments Trust

(E) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F) This security was purchased with cash collateral held from securities on loan (see Note 7). The total value of such securities as of September 30, 2008 was $42,710 ($ Thousands).

ADR -- American Depositary Receipt
BDR -- Brazilian Depositary Receipt
Cl -- Class
GBP -- British Pound Sterling
GDR -- Global Depositary Receipt
HKD -- Hong Kong Dollar
NVDR -- Non-Voting Depositary Receipt
PDR -- Philippine Depositary Receipt
Ser -- Series
SGD -- Singapore Dollar

Amounts designated as "--" are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.


  34 SEI Institutional International Trust / Annual Report / September 30, 2008

International Fixed Income Fund

September 30, 2008

SECTOR WEIGHTINGS (UNAUDITED)+:

                              (PERFORMANCE GRAPH)

Government                           41.3%
Financials                           25.4%
Mortgage-Backed Securities           15.3%
Asset-Backed Securities               5.0%
U.S. Government Agency Obligations    2.5%
Consumer Discretionary                1.8%
Telecommunication Services            1.7%
Loan Participations                   1.1%
U.S. Treasury Obligations             1.1%
Industrials                           1.1%
Energy                                1.0%
Utilities                             0.8%
Basic Materials                       0.6%
Consumer Staples                      0.6%
Information Technology                0.4%
Healthcare                            0.3%

+    Percentages based on total investments.

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
GLOBAL BONDS -- 64.7%
AUSTRALIA -- 0.7%
   Australia Government Bond
         6.250%, 04/15/15                                  300   $           249
         6.000%, 02/15/17                                3,280             2,700
   FMG Finance
         9.750%, 09/01/13                EUR               350               477
   Macquarie Bank, Ser E MTN
         5.500%, 03/19/09 (A)            GBP               336               494
   Queensland Treasury
         6.000%, 08/14/13                                  460               366
   Rio Tinto Finance USA, Ser E
         5.875%, 07/15/13                                  795               779
                                                                 ---------------
                                                                           5,065
                                                                 ---------------
AUSTRIA -- 0.1%
   Telekom Finanzmanagement, Ser MTN
         5.000%, 07/22/13                                  601               800
                                                                 ---------------
BELGIUM -- 1.4%
   Kingdom of Belgium, Ser 31
         5.500%, 03/28/28                                3,872             5,844
   Kingdom of Belgium, Ser 40
         5.500%, 09/28/17                                1,000             1,503
   Kingdom of Belgium, Ser 48
         4.000%, 03/28/22                                2,100             2,747
                                                                 ---------------
                                                                          10,094
                                                                 ---------------
BERMUDA -- 0.0%
   SeaDrill
         7.720%, 10/23/08 (A)            NOK             2,000               337
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
BRAZIL -- 0.0%
   Vale Overseas
         6.875%, 11/21/36                                  301   $           268
                                                                 ---------------
CANADA -- 2.5%
   Bell Canada MTN
         5.000%, 02/15/17                                  270               200
   Canada Treasury Bill
         2.379%, 10/30/08 (B)                            4,300             4,038
   Canadian Natural Resources
         5.150%, 02/01/13                                  175               163
   Canadian Pacific Railway
         6.500%, 05/15/18                                  130               123
   Government of Canada
         5.000%, 06/01/37                                4,000             4,259
         4.250%, 06/01/18                                  525               515
         3.750%, 06/01/12                                6,050             5,823
   Province of Ontario Canada
         4.200%, 03/08/18                                1,950             1,774
   YPG Holdings MTN
         5.250%, 02/15/16                                  665               569
                                                                 ---------------
                                                                          17,464
                                                                 ---------------
CAYMAN ISLANDS -- 1.0%
   BES Finance MTN
         5.580%, 07/02/09 (A)                  EUR         869               893
   Dar Al-Arkan International
         5.041%, 10/16/08 (A)                              825               758
   Mizuho Capital Investment
         5.020%, 06/30/09 (A)                  EUR       1,850             2,130
   MUFG Capital Finance 2
         4.850%, 01/25/09 (A)                  EUR       1,481             1,348
   Pacific Life Funding, Ser E MTN
         5.500%, 05/14/09                      EUR         691               959
   Resona Preferred Global Securities
         7.191%, 07/30/09 (A) (C)                          443               329
   Yorkshire Power Finance
         7.250%, 08/04/28                      GBP         408               746
                                                                 ---------------
                                                                           7,163
                                                                 ---------------
CHILE -- 0.1%
   Nacional del Cobre de Chile - CODELCO
         6.150%, 10/24/36 (C)                              640               569
                                                                 ---------------
DENMARK -- 1.2%
   Danica Pension
         4.350%, 10/29/49                      EUR       1,980             2,544
   Danske Bank, Ser E MT
         5.875%, 03/26/09 (A)                  EUR         540               740
   Kingdom of Denmark
         4.000%, 11/15/17                               10,025             1,837


  SEI Institutional International Trust / Annual Report / September 30, 2008 35

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Nykredit
         5.000%, 01/01/09 (A)                           19,051   $         3,210
                                                                 ---------------
                                                                           8,331
                                                                 ---------------
FRANCE -- 5.8%
   AXA, Ser E MTN
         5.777%, 07/06/09 (A)                            1,100             1,064
   BNP Paribas, Ser E MTN
         8.667%, 09/11/09 (A)                              100               136
         4.750%, 04/04/11                                  400               556
   Caisse Nationale des Autoroutes
         4.500%, 03/28/18                                  813             1,127
   Caisse Nationale des Caisses d'Epargne
      et de Prevoyance, Ser E MTN
         6.117%, 10/30/08 (A)                              250               228
         4.750%, 02/01/09 (A)                              200               174
   Caisse Refinancement de l'Habitat
         4.250%, 10/25/14                                  332               449
   CIE Financement Foncier
         4.625%, 09/23/17                                1,400             1,905
   CMA CGM Registered
         5.500%, 05/16/12                                  170               150
   Compagnie De St Gobain, Ser E MTN
         5.212%, 10/13/08 (A)                              350               457
   Credit Agricole MTN
         5.971%, 02/01/18                                  250               336
   Credit Logement MTN
         5.558%, 12/15/08 (A)                              150               192
         4.604%, 03/16/09 (A)                              350               422
   Government of France
         5.750%, 10/25/32                                6,310            10,066
         4.750%, 04/25/35                                6,640             9,304
         4.000%, 10/25/38                                  475               589
         4.000%, 04/25/18                                3,600             4,918
         3.750%, 04/25/21                                1,700             2,219
         3.500%, 04/25/15                                2,500             3,383
   Groupe Danone MTN
         5.250%, 05/06/11                                  400               564
   Lafarge
         6.150%, 07/15/11                                  800               785
   Natixis, Ser E MTN
         5.212%, 10/27/08 (A)                              300               382
   Societe Generale, Ser E MTN
         6.999%, 12/19/08 (A)                              300               315
         5.136%, 12/08/08 (A)                              200               260
   Veolia Environnement, Ser E MTN
         6.125%, 10/29/37                GBP               200               333
         5.250%, 06/03/13                                  585               575
                                                                 ---------------
                                                                          40,889
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
GERMANY -- 7.2%
   Bayer MTN
         5.000%, 07/29/09 (A)                              718   $           791
   Bayer, Ser E MTN
         5.625%, 05/23/18                GBP               150               249
         5.062%, 10/10/08 (A)                              250               348
   Bayerische Landesbank, Ser E MTN
         4.500%, 02/07/09 (A)                            1,000             1,183
   Bundesobligation Inflation Linked
         2.250%, 04/15/13                                  300               429
   Bundesobligation, Ser 146
         3.250%, 04/09/10                                1,250             1,749
   Bundesobligation, Ser 149
         3.500%, 10/14/11                                1,200             1,679
   Bundesobligation, Ser 150
         4.000%, 04/13/12                                1,250             1,771
   Bundesobligation, Ser 152
         3.500%, 04/12/13                                  100               139
   Bundesrepublik Deutschland, Ser 00
         5.500%, 01/04/31                                1,250             1,949
         5.250%, 01/04/11                                  195               285
   Bundesrepublik Deutschland, Ser 03
         4.750%, 07/04/34                                5,100             7,262
   Bundesrepublik Deutschland, Ser 04
         3.750%, 01/04/15                                  330               460
   Bundesrepublik Deutschland, Ser 06
         4.000%, 07/04/16                                  120               169
   Bundesrepublik Deutschland, Ser 07
         4.250%, 07/04/39                                6,500             8,608
         4.250%, 07/04/17                                   50                72
   Bundesrepublik Deutschland, Ser 08
         4.250%, 07/04/18                                  525               751
         4.250%, 07/04/18                               10,600            15,159
   Commerzbank, Ser E MTN
         4.125%, 09/13/09 (A)                              400               501
   Deutsche Boerse
         7.500%, 06/13/09 (A)                              250               313
   Henkel KGaA
         5.375%, 11/25/08 (A)                              221               242
   KFW
         4.700%, 06/02/37                CAD             2,080             1,831
         1.350%, 01/20/14                JPY           500,000             4,724
                                                                 ---------------
                                                                          50,664
                                                                 ---------------
GREECE -- 1.7%
   Hellenic Republic 15 Year Bond
      4.600%, 07/20/18                                   6,275             8,577
   Hellenic Republic 30 Year Bond
      4.500%, 09/20/37                                   2,700             3,300
                                                                 ---------------
                                                                          11,877
                                                                 ---------------


  36 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
HONG KONG -- 0.3%
   Government of Hong Kong
         1.770%, 05/17/10                               14,700   $         1,914
                                                                 ---------------
IRELAND -- 1.0%
   Anglo Irish Bank, Ser E MTN
         5.505%, 12/29/08 (A)                              450               500
         5.223%, 12/19/08 (A)                              200               197
   Ardagh Glass Group PIK
         10.750%, 03/01/15                                 293               312
   GE Capital European Funding,
      Ser E MTN
         4.375%, 03/30/11                                  400               510
   GE Capital UK Funding, Ser E MTN
         5.125%, 03/03/15                GBP             1,875             2,655
   Hypo Real Estate International Trust I
         5.864%, 06/14/09 (A)                            1,000               350
   Irish Nationwide Building Society,
      Ser E MTN
         5.875%, 12/15/08                GBP               100               175
         5.089%, 11/18/08 (A)                              300               412
   TransCapit (Transneft) Registered
         7.700%, 08/07/13                                1,124               996
         5.381%, 06/27/12                                  600               699
   UT2 Funding
         5.321%, 06/30/16                                  390               382
                                                                 ---------------
                                                                           7,188
                                                                 ---------------
ITALY -- 2.4%
   Banca Italease, Ser E MTN
         5.168%, 11/03/08 (A)                              150               194
   Banca Popolare di Milano
         9.000%, 06/25/09 (A)                              200               221
   Banco Popolare Scarl, Ser E MTN
         5.317%, 11/10/08 (A)                            1,350             1,745
   Buoni Poliennali Del Tesoro
         5.750%, 02/01/33                                4,170             6,284
         4.500%, 08/01/18                                1,300             1,780
         2.350%, 09/15/19                                  850             1,136
   IFIL - Investments
         5.375%, 06/12/17                                  200               232
   Intesa Sanpaolo, Ser E MTN
         6.375%, 11/12/08 (A)            GBP               300               517
   SanPaolo IMI, Ser E MTN
         6.375%, 04/06/10                                2,150             3,065
   Unicredito Italiano, Ser E MTN
         4.500%, 09/22/19                                1,300             1,652
                                                                 ---------------
                                                                          16,826
                                                                 ---------------
JAPAN -- 12.4%
   Aiful
      6.000%, 12/12/11 (C)                                 534               416

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Development Bank of Japan
         2.300%, 03/19/26                              110,000   $         1,050
   East Japan Railway, Ser E MTN
         4.750%, 12/08/31 GBP                            1,000             1,493
   Fukoku Mutual Life Insurance
         4.500%, 09/28/09 (A) EUR                          500               577
   Government of Japan 10 Year Bond,
      Ser 296
         1.500%, 09/20/18                              334,000             3,158
   Government of Japan 15 Year Bond,
      Ser 35
         0.750%, 01/20/09 (A)                          240,500             2,034
   Government of Japan 15 Year Bond,
      Ser 37
         0.920%, 11/20/08 (A)                          100,000               864
   Government of Japan 15 Year Bond,
      Ser 39
         1.220%, 03/20/21                              149,000             1,355
   Government of Japan 15 Year Bond,
      Ser 40
         1.270%, 11/20/08 (A)                          206,600             1,961
   Government of Japan 20 Year Bond,
      Ser 48
         2.500%, 12/21/20                            1,203,000            12,261
   Government of Japan 20 Year Bond,
      Ser 76
         1.900%, 03/20/25                              595,000             5,530
   Government of Japan 20 Year Bond,
      Ser 82
         2.100%, 09/20/25                              719,000             6,832
   Government of Japan 20 Year Bond,
      Ser 99
         2.100%, 12/20/27                              211,000             1,987
         2.100%, 12/20/27                              243,300             2,291
   Government of Japan 30 Year Bond,
      Ser 20
         2.500%, 09/20/35                               64,000               627
   Government of Japan 30 Year Bond,
      Ser 22
         2.500%, 03/20/36                              287,000             2,808
   Government of Japan 5 Year Bond,
      Ser 75
         1.100%, 09/20/13                              400,100             3,779
   Government of Japan CPI Linked
      Bond, Ser 10
         1.100%, 12/10/16                            2,230,000            19,986
   Government of Japan CPI Linked
      Bond, Ser 13
         1.300%, 09/10/17                              111,600             1,009
   Government of Japan CPI Linked
      Bond, Ser 14
         1.200%, 12/10/17                              441,694             3,950


 SEI Institutional International Trust / Annual Report / September 30, 2008 37

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Government of Japan CPI Linked Bond,
      Ser 15
         1.400%, 03/10/18                               92,927   $           846
   Government of Japan CPI Linked Bond,
      Ser 5
         0.800%, 09/10/15                              498,988             4,424
   Japan Finance for Municipal Enterprises
         2.000%, 05/09/16                              540,000             5,327
   Resona Bank
         4.125%, 09/27/09 (A)            EUR             1,000             1,115
   Sumitomo Mitsui Banking
         5.625%, 10/15/08 (A) (C)                          228               182
         4.375%, 10/15/08 (A)            EUR               460               434
         4.375%, 10/27/08 (A)            EUR               830             1,139
                                                                 ---------------
                                                                          87,435
                                                                 ---------------
JERSEY -- 0.1%
   EFG Hellas Funding, Ser B
         4.565%, 11/02/08 (A)                              250               219
   HBOS Capital Funding
         4.939%, 05/23/09 (A)                            1,000               797
                                                                 ---------------
                                                                           1,016
                                                                 ---------------
LUXEMBOURG -- 0.9%
   ArcelorMittal
         5.375%, 06/01/13 (C)                              800               754
   Basell AF SCA Registered
         8.375%, 08/15/15                                  173               109
   Dexia Funding
         4.892%, 11/02/08 (A)                              811               513
   Gaz Capital
         6.212%, 11/22/16 (C)                              230               182
   Gaz Capital (Gazprom), Ser E MTN
         6.580%, 10/31/13                GBP               150               225
   Glencore Finance Europe,
      Ser E MTN
         7.125%, 04/23/15                                  300               391
         6.500%, 02/27/19                GBP               400               569
   Sogerim, Ser E MTN
         7.500%, 04/20/11                                2,050             2,953
   Tyco International Group
         6.000%, 11/15/13                                  331               324
                                                                 ---------------
                                                                           6,020
                                                                 ---------------
MEXICO -- 0.9%
   Mexican Bonos, Ser M10
         7.750%, 12/14/17                               25,415             2,214
         7.250%, 12/15/16                               16,265             1,379
   Mexican Bonos, Ser M20
         10.000%, 12/05/24                               1,675               173
         8.000%, 12/07/23                               15,540             1,357

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Mexican Bonos, Ser MI10
         9.000%, 12/20/12                               10,000   $           932
                                                                 ---------------
                                                                           6,055
                                                                 ---------------
NETHERLANDS -- 3.1%
   Adecco International Financial Services
         4.500%, 04/25/13                                1,200             1,556
   Allianz Finance II
         6.125%, 05/31/09 (A)                            1,000             1,346
   ASML Holding
         5.750%, 06/13/17                                  400               449
   Asset Repackaging Trust, Ser E PIK MTN
         12.457%, 10/20/08 (A)                             301               423
   Bank Nederlandse Gemeenten, Ser E
      MTN
         4.000%, 03/02/09                                3,000             4,193
   BMW Finance, Ser E MTN
         5.000%, 08/06/18                                  383               507
   Boats Investments, Ser E MTN
         11.000%, 03/31/17                                 278               286
   Eureko
         5.125%, 06/24/09 (A)                              450               433
   Generali Finance
         5.479%, 02/08/09 (A)                              450               448
   Government of Netherlands
         7.500%, 01/15/23                                2,143             3,917
         4.500%, 07/15/17                                1,500             2,138
   Iberdrola International, Ser E MTN
         4.875%, 02/18/13                                  800             1,095
   ING Bank, Ser E MTN
         5.500%, 01/04/12                                  236               331
         4.176%, 06/08/09 (A)                              382               345
   ING Verzekeringen
         6.250%, 06/21/09 (A)                            1,000             1,348
   Linde Finance
         8.125%, 01/14/09 (A)            GBP               125               222
         7.375%, 07/14/09 (A)                              300               364
   Rabobank Nederland, Ser E MTN
         4.125%, 04/04/12 (G)                            1,250             1,708
   Siemens Financieringsmat
         6.125%, 09/14/09 (A)            GBP               275               399
                                                                 ---------------
                                                                          21,508
                                                                 ---------------
NORWAY -- 1.5%
   DDI Holding
         10.000%, 03/15/12                               2,000               315
   Eksportfinans MTN
         4.375%, 09/20/10                EUR             1,815             2,533
   Government of Norway
         6.000%, 05/16/11                               24,525             4,309
         5.500%, 05/15/09                               14,500             2,444


  38 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   MPU Offshore Lift
         0.031%, 12/22/11 (D)                            1,500   $             5
   Petrojack
         12.790%, 11/28/08 (A)                           2,000               321
         11.000%, 04/19/10                               1,500               241
   Petrolia Drilling
         12.000%, 06/20/12                               1,000               154
   Sevan Drilling
         11.650%, 12/08/08 (A)                           2,000               315
                                                                 ---------------
                                                                          10,637
                                                                 ---------------
POLAND -- 0.3%
   Republic of Poland
         5.625%, 06/20/18                EUR             1,275             1,845
         5.250%, 04/25/13                                  242                97
                                                                 ---------------
                                                                           1,942
                                                                 ---------------
RUSSIA -- 0.4%
   Gazprom OAO
         9.625%, 03/01/13                                  470               458
         7.288%, 08/16/37                                  500               355
   RS Finance (RSB)
         6.825%, 09/16/09                EUR               300               313
   RSHB Capital
         7.750%, 05/29/18 (C)                            1,712             1,300
   Steel Capital (Severstal)
         9.750%, 07/29/13 (C)                              540               443
                                                                 ---------------
                                                                           2,869
                                                                 ---------------
SOUTH AFRICA -- 0.5%
   Foodcorp Registered
         8.875%, 06/15/12                EUR               330               292
   Republic of South Africa
         13.000%, 08/31/10                              25,000             3,202
                                                                 ---------------
                                                                           3,494
                                                                 ---------------
SPAIN -- 0.1%
   Mapfre
         5.921%, 07/24/09 (A)                              350               341
   Santander Issuances, Ser E MTN
         5.338%, 10/27/08 (A)                              250               326
                                                                 ---------------
                                                                             667
                                                                 ---------------
SUPRA-NATIONAL -- 2.6%
   European Investment Bank
         6.000%, 08/14/13                AUD               700               546
         1.400%, 06/20/17                JPY         1,871,600            17,506
   WT Finance
         3.625%, 06/27/12                EUR               150               180
                                                                 ---------------
                                                                          18,232
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
SWEDEN -- 1.4%
   Kingdom of Sweden, Ser 1043
         5.000%, 01/28/09                               44,890   $         6,449
   Kingdom of Sweden, Ser 1046
         5.500%, 10/08/12                                9,550             1,457
   Svenska Handelsbanken,
      Ser E MTN
         5.158%, 10/20/08 (A)            EUR               500               670
         4.194%, 12/16/08 (A)            EUR               467               469
   Swedbank, Ser E MTN
         5.750%, 03/17/09 (A)            GBP               420               554
                                                                 ---------------
                                                                           9,599
                                                                 ---------------
SWITZERLAND -- 0.3%
   UBS
         6.625%, 04/11/18                GBP               150               246
         6.250%, 09/03/13                EUR               200               267
         5.875%, 12/20/17                                  800               710
         5.375%, 04/11/11                EUR               400               541
         5.114%, 11/17/08 (A)            EUR               500               647
                                                                 ---------------
                                                                           2,411
                                                                 ---------------
UNITED ARAB EMIRATES -- 0.8%
   Emirate of Abu Dhabi
         5.500%, 08/02/12 (C)                            3,000             3,135
   Nakheel Development
         3.173%, 12/14/09                                1,285             1,189
   National Bank of Abu Dhabi,
      Ser E MTN
         5.875%, 02/27/12                GBP               950             1,600
                                                                 ---------------
                                                                           5,924
                                                                 ---------------
UNITED KINGDOM -- 8.2%
   Abbey National Treasury Services
         5.375%, 12/30/09                                  389               682
   Abbey National Treasury Services,
      Ser E MTN
         4.250%, 04/12/21                                1,850             2,295
   AIB UK 1
         4.781%, 12/17/08 (A)                              194               152
   Alliance & Leicester, Ser E MTN
         4.750%, 03/01/11                                  322               550
         4.250%, 12/30/08                                  540               956
   Anglian Water Services Financing,
      Ser A5
         6.293%, 07/30/30                                  500               841
   Anglian Water Services Financing,
      Ser E MTN
         5.250%, 10/30/15                                  280               473
         4.625%, 10/07/13                                1,450             1,945
   Bank of Ireland Holdings, Ser 1 MTN
         7.400%, 03/07/09 (A)                              550               594
   Bank of Scotland, Ser E MTN
         4.750%, 06/08/22                                1,775             2,145


 SEI Institutional International Trust / Annual Report / September 30, 2008 39

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount
                                                  (Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Barclays Bank, Ser E MTN
         6.750%, 01/16/09 (A)                              350   $           551
         6.000%, 01/23/18                                  671               847
         5.750%, 09/14/26                                  274               381
         4.875%, 12/15/08 (A)                              280               248
   British Telecommunications
         5.750%, 12/07/28                                  111               155
   Brixton
         5.250%, 10/21/15 (E)                              280               423
   Cattles
         7.125%, 07/05/17                                  100               103
   Centrica, Ser E MTN
         7.000%, 09/19/33                                  200               338
   Chester Asset Receivables, Ser A
         6.125%, 10/15/10                EUR             2,160             2,988
   Friends Provident
         7.747%, 11/21/08 (A) (F)                          413               427
   Getin Finance, Ser E MTN
         6.967%, 11/10/08 (A)                              200               272
   Hammerson
         5.250%, 12/15/16 (E)                              280               393
   HBOS, Ser E MTN
         6.050%, 11/23/08 (A)            EUR               405               405
         5.125%, 10/14/08 (A)            EUR               386               357
         4.875%, 03/12/09 (A)            EUR             1,000               948
   Imperial Tobacco Finance MTN
         7.250%, 09/15/14                                  150               206
   Ineo's Group Holdings
         7.875%, 02/15/16                EUR               111                83
   Lloyds TSB Bank, Ser E MTN
         6.625%, 03/30/15                                  214               356
         6.350%, 02/25/09 (A)                              391               465
         4.385%, 05/12/09 (A)                              200               179
   Marks & Spencer, Ser E MTN
         5.625%, 03/24/14                                  268               405
   MBNA Europe Funding,
      Ser E MTN
         4.500%, 01/23/09                EUR               558               776
   National Westminster Bank
         6.500%, 09/07/21                                  220               346
   Nationwide Building Society,
      Ser E MTN
         3.375%, 08/17/09 (A)                              280               345
         3.125%, 01/26/10                                  352               460
   Northern Rock
         6.024%, 01/13/09 (A) (F)                           50                72
         5.625%, 06/22/17 (C)                            2,550             2,348
   Northumbrian Water Finance
         6.000%, 10/11/17                                  500               877
   Novae Group
          8.375%, 04/27/09 (A)                             100               125
   Old Mutual, Ser E MTN
         4.500%, 01/18/09 (A)                              250               287

                                                 Face Amount
                                                 (Thousands)       Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   RBS Capital Trust A
         6.467%, 06/30/09 (A)                              400   $           455
   Rexam, Ser E MTN
         4.375%, 03/15/13                                  400               494
   Royal Bank of Scotland MTN
         5.891%, 01/05/09 (A)                              150               127
   Scottish & Southern Energy MTN
         6.250%, 08/27/38                                  150               266
   Southern Gas Networks, Ser A1 MTN
         5.198%, 10/21/08 (A)                              300               411
   Standard Chartered Bank, Ser E MTN
         5.875%, 09/26/17                                  500               618
         3.625%, 02/03/09 (A)                              400               495
   Tesco, Ser E MTN
         5.875%, 09/12/16                                  300               407
   United Kingdom Treasury
         5.250%, 06/07/12                                  813             1,502
         5.000%, 03/07/12                                7,553            13,837
         4.500%, 03/07/19                                1,180             2,101
         4.500%, 12/07/42                                1,310             2,321
         4.250%, 12/07/46                                1,100             1,858
   Vodafone Group, Ser E MTN
         5.900%, 11/26/32                                  276               419
         4.250%, 05/27/09                EUR             1,218             1,697
   W&DB Issuer, Ser B1
         5.641%, 10/15/08 (A)                               60                74
   Westpac New Zealand
         7.750%, 03/08/10                NZD             5,000             3,371
   Zurich Finance, Ser E MTN
         6.700%, 10/02/09 (A) (F)                          260               368
                                                                 ---------------
                                                                          57,620
                                                                 ---------------
UNITED STATES -- 5.8%
   American International Group,
      Ser A3
         4.875%, 03/15/09 (A)            EUR               800               169
   AT&T
         5.600%, 05/15/18                                  915               819
   BA Covered Bond Issuer,
      Ser E MTN
         4.125%, 04/05/12                EUR             3,100             4,166
   Banca Popolare di Bergamo
      Capital Trust
         8.364%, 02/15/09 (A)            EUR               475               638
   Banca Popolare Lodi Trust
         6.742%, 06/30/09 (A)            EUR               955             1,018
   Bank of America
         5.750%, 12/01/17                                  735               623
         5.650%, 05/01/18                                  350               295
   Bank of America, Ser E MTN
         5.125%, 09/26/14                                  250               321
   Bear Stearns
         7.625%, 12/07/09                                  493               498
         3.250%, 03/25/09                                  721               711


  40 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount
                                                 (Thousands)       Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   BNP Paribas Capital Trust III
         6.625%, 10/23/08 (A)                            1,000   $         1,289
   Cablevision Systems, Ser B
         8.000%, 04/15/12                                  235               221
   CBS
         7.700%, 07/30/10                                  440               452
   Chesapeake Energy
         6.250%, 01/15/17                EUR               400               478
   CIT Group MTN
         5.125%, 09/30/14                                   75                37
   CIT Group, Ser E MTN
         5.500%, 12/15/08                GBP               416               712
   Citigroup
         5.500%, 04/11/13                                  875               764
         5.000%, 09/15/14                                    5                 4
         4.750%, 02/10/09 (A)            EUR             1,000             1,060
         4.625%, 08/03/10                                  400               365
   Comcast
         6.950%, 08/15/37                                1,060               904
   Commerzbank Capital Funding
      Trust I
         5.012%, 04/12/09 (A)            EUR               350               299
   Countrywide Financial MTN
         5.800%, 06/07/12                                  507               428
   Countrywide Home Loan,
      Ser L MTN
         4.000%, 03/22/11                                    9                 8
   Countrywide Home Loans,
      Ser E MTN
         5.414%, 11/24/08 (A)                              150               209
   Deutsche Bank Capital
      Trust IV MTN
         5.330%, 09/19/09 (A)                              400               454
   DIRECTV Holdings
         6.375%, 06/15/15                                  232               204
   Dubai Islamic Bank
         3.534%, 03/22/12                                1,050               913
   Dynegy Holdings
         8.375%, 05/01/16                                  230               200
   Electronic Data Systems, Ser B
         6.000%, 08/01/13                                  474               483
   Fisher Scientific International
         6.125%, 07/01/15                                   71                69
   General Electric Capital
         5.625%, 05/01/18                                1,170               991
   Genworth Financial
         1.600%, 06/20/11                JPY            89,000               778
   Goldman Sachs Group
         7.350%, 10/01/09                                  283               274
         7.125%, 08/07/25                                  200               291
         6.500%, 10/06/10                                  250               325
         5.268%, 11/04/08 (A)            EUR               450               487
         4.750%, 01/28/14                                  571               632
         3.875%, 01/15/09                                  328               322

                                                 Face Amount
                                                 (Thousands)       Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Hertz
         8.875%, 01/01/14                                  221   $           191
   HSBC Finance, Ser E MTN
         6.125%, 01/22/10                GBP               334               588
   HVB Funding Trust VIII
         7.055%, 03/28/09 (A)                            1,600             1,934
   JPMorgan Chase Capital XXV
         6.800%, 10/01/37                                  340               261
   JPMorgan Chase Bank
         4.625%, 05/29/09 (A)            EUR               650               785
   JPMorgan Chase, Ser E MTN
         4.625%, 01/31/11                                  200               270
         4.375%, 11/12/08 (A)                            1,000             1,099
   L-3 Communications, Ser B
         6.375%, 10/15/15                                  100                92
   Merrill Lynch, Ser E MTN
         4.625%, 10/02/13                                  250               271
   MGM Mirage
         6.750%, 09/01/12                                  595               466
   Morgan Stanley MTN
         6.000%, 04/28/15                                  930               633
   Morgan Stanley, Ser E MTN
         5.450%, 01/09/17                                  580               360
         3.750%, 03/01/13                EUR             1,000               877
   Oracle
         5.750%, 04/15/18                                1,002               930
   Owens Corning
         6.500%, 12/01/16                                1,330             1,177
   Pfizer
         1.800%, 02/22/16                JPY           110,000             1,024
   Qwest
         7.625%, 06/15/15                                  560               487
   Qwest Communications International
         7.500%, 02/15/14                                  335               290
   Reynolds American
         7.625%, 06/01/16                                  377               374
         7.300%, 07/15/15                                  195               195
         7.250%, 06/01/12                                  572               587
   Schering-Plough
         5.375%, 10/01/14                EUR               350               459
   SLM, Ser E MTN
         5.288%, 12/15/08 (A)            EUR               170               143
         5.158%, 12/15/08 (A)            EUR               300               295
   Sprint Capital
         8.750%, 03/15/32                                  203               158
   Verizon Communications
         5.250%, 04/15/13                                  315               304
   Wal-Mart Stores
         4.875%, 01/19/39                GBP               238               347
         3.375%, 10/01/08                                  615               615
   Western Union
         5.930%, 10/01/16                                1,538             1,383
   Windstream
         8.625%, 08/01/16                                  220               204


 SEI Institutional International Trust / Annual Report / September 30, 2008 41

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount
                                                  (Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   WM Covered Bond Program, Ser E MTN
         4.375%, 05/19/14                                  100   $           117
         3.875%, 09/27/11                                  250               306
   Wyndham Worldwide
         6.000%, 12/01/16                                  372               317
                                                                 ---------------
                                                                          40,450
                                                                 ---------------
Total Global Bonds
   (Cost $482,834) ($ Thousands)                                         455,328
                                                                 ---------------
MORTGAGE-BACKED SECURITIES -- 14.4%
BELGIUM -- 0.4%
   B-Arena, Ser 2006-1, Cl A
         5.057%, 10/22/08 (A)                            2,000             2,711
                                                                 ---------------
IRELAND -- 0.2%
   Immeo Residential Finance, Ser 2, Cl A
         5.118%, 12/15/08 (A)                              482               603
   Talisman Finance, Ser 7, Cl H
         7.207%, 10/21/08 (A)                              488               460
                                                                 ---------------
                                                                           1,063
                                                                 ---------------
JAPAN -- 0.0%
   JLOC, Ser 37X, Cl B1
         1.302%, 10/14/08 (A)                           16,820               155
                                                                 ---------------
NETHERLANDS -- 0.9%
   Beluga Master Issuer, Ser 2006-1,
      Cl A2
         5.092%, 10/28/08 (A)                            2,200             2,940
   Skyline, Ser 2007-1, Cl D
         5.767%, 10/22/08 (A)                              200               257
   Storm, Ser 2006-1, Cl A2
         5.067%, 10/22/08 (A)                            2,500             3,360
                                                                 ---------------
                                                                           6,557
                                                                 ---------------
UNITED KINGDOM -- 1.7%
   Arkle Master Issuer, Ser 2006-1X, Cl 2C
         5.314%, 11/17/08 (A)                              175               241
   Arkle Master Issuer, Ser 2006-1X,
      Cl 5M1
         5.234%, 02/17/52                                  150               176
   Arran Residential Mortgages Funding,
      Ser 2006-1X, Cl BC
         5.103%, 10/14/08 (A)                              500               665
   Canary Wharf Finance, Ser II, Cl C2
         6.347%, 10/21/08 (A)                              200               250
   Eddystone Finance, Ser 2006-1, Cl C
         6.379%, 10/20/08 (A)                              100               133
   Eddystone Finance, Ser 2006-1, Cl B
         6.179%, 10/20/08 (A)                              100               141

                                                 Face Amount
                                                  (Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Gracechurch Mortgage Financing,
      Ser 2006-1, Cl C3
         5.233%, 11/20/08 (A)                              250   $           300
   Gracechurch Mortgage Financing,
      Ser 2007-1X, Cl 2D2
         5.363%, 11/20/08 (A)                              400               498
   Gracechurch Mortgage Financing,
      Ser 2007-1X, Cl 3A2
         5.063%, 11/19/08 (A)                            2,000             2,574
   Granite Master Issuer, Ser 2006-2,
      Cl A5
         5.058%, 10/20/08 (A)                            1,000             1,290
   Holmes Master Issuer, Ser 2007-1,
      Cl 3C2
         5.383%, 10/15/08 (A)                              150               160
   Leek Finance, Ser 15X, Cl BA
         6.350%, 12/21/08 (A)                              100               114
   London and Regional Debt Securitisation,
      Ser 1, Cl A
         6.029%, 10/15/08 (A)                              150               236
   Permanent Financing, Ser 5, Cl 3A
         2.977%, 12/10/08 (A)                            1,920             1,885
   Permanent Financing, Ser 7, Cl 3B
         5.079%, 12/10/08 (A)                            2,500             3,266
                                                                 ---------------
                                                                          11,929
                                                                 ---------------
UNITED STATES -- 11.2%
   American Home Mortgage Assets,
      Ser 2006-6, Cl A1A
         3.397%, 10/27/08 (A)                              375               227
   Banc of America Commercial Mortgage,
      Ser 2006-6, Cl A2
         5.309%, 10/10/45                                  505               482
   Banc of America Commercial Mortgage,
      Ser 2007-5, Cl A4
         5.492%, 10/10/17                                1,200               999
   BCAP Trust, Ser 2007-AA1, Cl 1A1
         3.307%, 10/27/08 (A)                            1,835             1,391
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2004-6, Cl 3A
         5.402%, 11/25/08 (A)                              503               436
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2006-2, Cl 2A1
         5.650%, 11/25/08 (A)                              834               593
   Bear Stearns Commercial Mortgage
      Securities, Ser 2006-PW14, Cl A4
         5.201%, 12/11/38                                2,775             2,402
   Citigroup Commercial Mortgage Trust,
      Ser 2007-C6, Cl A4
         5.889%, 11/10/08 (A)                            1,140               974
   Citigroup Commercial Mortgage Trust,
      Ser 2008-C7, Cl A4
         6.299%, 11/10/08 (A)                              405               356


  42 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount
                                                 (Thousands)       Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Citigroup Mortgage Loan Trust,
      Ser 2005-2, Cl 1A4
         5.118%, 11/25/08 (A)                            2,436   $         2,098
   Citigroup, Ser CD4, Cl A2B
         5.205%, 12/11/49                                1,250             1,162
   Commercial Mortgage Asset Trust,
      Ser 1999-C1, Cl A3
         6.640%, 09/17/10                                  802               802
   Countrywide Alternative Loan Trust,
      Ser 2006-43CB, Cl 1A7
         6.000%, 01/31/37                                3,255             2,470
   Countrywide Alternative Loan Trust,
      Ser 2006-OC8, Cl 2A1A
         3.297%, 10/27/08 (A)                            1,205             1,144
   Countrywide Home Loans,
      Ser 2003-56, Cl 5A1
         4.774%, 11/25/08 (A)                              553               507
   Credit Suisse First Boston Mortgage
      Securities, Ser 2002-CKS4, Cl A2
         5.183%, 11/15/36                                1,930             1,843
   Credit Suisse First Boston Mortgage
      Securities, Ser 2003-CKS4, Cl A1
         4.485%, 11/15/36                                1,511             1,463
   Credit Suisse Mortgage Capital
      Certificates, Ser 2006-C3, Cl A3
         6.021%, 11/15/08 (A)                            1,250             1,136
   Credit Suisse Mortgage Capital
      Certificates, Ser 2006-C5, Cl A3
         5.311%, 12/15/39                                1,215             1,053
   Deutsche ALT-A Securities,
      Ser 2006-0A1, Cl A1
         3.407%, 10/27/08 (A)                              507               302
   Deutsche ALT-A Securities,
      Ser 2007-BAR1, Cl A1
         3.287%, 10/27/08 (A)                            1,155             1,116
   FNMA
         5.500%, 10/01/36                                9,900             9,882
   FNMA 15 Year TBA
         5.500%, 10/15/22                                2,300             2,318
   FNMA 30 Year TBA
         5.500%, 10/01/38                               11,900            11,866
   GNMA TBA
         6.000%, 10/01/36                                2,700             2,740
         5.500%, 10/21/34                                1,100             1,101
   GSR Mortgage Loan Trust,
      Ser 2005-AR1, Cl 4A1
         5.138%, 11/25/08 (A)                              622               524
   GSR Mortgage Loan Trust,
      Ser 2006-0A1, Cl 2A1
         3.397%, 10/27/08 (A)                              488               297
   GSR Mortgage Loan Trust,
      Ser 2007-AR2, Cl 2A1
         5.511%, 11/25/08 (A)                            2,811             2,276

                                                 Face Amount
                                                ($ Thousands)      Market Value
Description                                          (1)          ($ Thousands)
--------------------------------------------   ---------------   ---------------
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2005-CDP5, Cl A4
         5.345%, 11/15/08 (A)                            1,220   $         1,105
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2006-CB17, Cl A4
         5.429%, 12/12/43                                  840               730
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2007-CB18, Cl A4
         5.440%, 06/12/47                                1,380             1,151
   JPMorgan Mortgage Trust,
      Ser 2004-A5, Cl 3A1
         5.305%, 11/25/08 (A)                              639               565
   Keybank, Ser 2000-C1, Cl A2
         7.727%, 11/15/08 (A)                            2,417             2,451
   LB Commercial Conduit Mortgage Trust,
      Ser 2007-C3, Cl A4
         6.136%, 10/15/08 (A)                              185               161
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C6, Cl A4
         5.858%, 10/15/08 (A)                              675               578
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C7, Cl A1A
         4.475%, 10/15/29                                2,803             2,632
   LB-UBS Commercial Mortgage Trust,
      Ser 2008-C1, Cl A2
         6.317%, 10/15/08 (A)                              930               815
   LB-UBS Commercial Mortgage Trust,
      Ser 2008-C1, Cl A4
         5.156%, 02/15/31                                1,530             1,341
   Merrill Lynch/Countrywide Commercial
      Mortgage Trust, Ser 2006-3, Cl A4
         5.414%, 11/12/08 (A)                            1,165             1,022
   MLCC Mortgage Investors, Ser 2006-3,
      Cl 2A1
         6.073%, 11/25/08 (A)                            1,552             1,415
   Morgan Stanley Capital I, Ser 2006-IQ12,
      Cl A4
         5.332%, 12/15/43                                2,560             2,220
   Morgan Stanley Capital I, Ser 2006-IQ16
      Cl A4
         5.809%, 12/12/49                                1,300             1,107
   Morgan Stanley Capital I,
      Ser 2007-HQ13, Cl A3
         5.569%, 12/15/44                                1,925             1,606
   Salomon Brothers Mortgage Securities
      Ser 2000-C1, Cl A2
         7.520%, 11/18/08 (A)                            2,285             2,306
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2006-C25, Cl A4
         5.927%, 11/15/08 (A)                              395               355
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2006-C27, Cl A3
         5.765%, 11/15/08 (A)                            1,150             1,020


 SEI Institutional International Trust / Annual Report / September 30, 2008 43

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2006-C29, Cl A4
         5.308%, 11/15/48                                  305   $           261
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2006-AR10, Cl 3A2
         6.085%, 11/25/08 (A)                              445               365
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2006-AR18, Cl 3A2
         5.543%, 11/25/08 (A)                            1,120               885
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-0A3, Cl 4A1
         3.625%, 11/25/08 (A)                              510               294
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2007-HY1, Cl 3A2
         5.882%, 11/25/08 (A)                              423               345
                                                                 ---------------
                                                                          78,690
                                                                 ---------------
Total Mortgage-Backed Securities
   (Cost $109,197) ($ Thousands)                                         101,105
                                                                 ---------------
ASSET-BACKED SECURITIES -- 4.2%
FRANCE -- 0.4%
   Auto Compartiment, Ser 2006-1, Cl B
         5.213%, 10/27/08 (A)                              500               605
   Auto Compartiment, Ser 2007-1, Cl A
         5.073%, 11/25/08 (A)                            1,000             1,349
   FCC Sparc, Ser 2005-1, Cl B
         5.330%, 07/15/11                                  400               549
                                                                 ---------------
                                                                           2,503
                                                                 ---------------
GERMANY -- 0.1%
   COMIT, Ser 1, Cl C
         5.419%, 12/29/08 (A)                               79               103
   Prime Bricks, Ser 2007-1, Cl C
         5.462%, 10/30/08 (A)                              100               130
   Prime Bricks, Ser 2007-1, Cl B
         5.262%, 10/30/08 (A)                              350               462
                                                                 ---------------
                                                                             695
                                                                 ---------------
IRELAND -- 0.0%
   Mermaid Secured Finance,
      Ser 2007-1, Cl C
         5.462%, 10/30/08 (A)                              100               130
   Mermaid Secured Finance,
      Ser 2007-1, Cl D
         5.262%, 10/30/08 (A)                              100               132
                                                                 ---------------
                                                                             262
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
JERSEY -- 0.0%
   Whinstone Capital Management,
      Ser 1X, Cl B1
         6.696%, 10/27/08 (A)                              140   $           150
                                                                 ---------------
NETHERLANDS -- 0.5%
   Amstel Corporate Loan Offering,
      Ser 2007-1, Cl A2
         5.235%, 12/29/08 (A)                            1,000             1,330
   Lambda Finance, Ser 2005-1X, Cl A2
         5.205%, 11/17/08 (A)                            1,500             2,022
                                                                 ---------------
                                                                           3,352
                                                                 ---------------
SPAIN -- 0.3%
   FTA Santander Auto, Ser 1, Cl A
         5.022%, 11/25/08 (A)                            1,083             1,502
   Santander Consumer Finance,
      Ser 2007-1, Cl A
         5.141%, 09/20/22                                  463               606
                                                                 ---------------
                                                                           2,108
                                                                 ---------------
UNITED KINGDOM -- 0.5%
   Metrix Funding, Ser 1X, Cl A2
         5.178%, 11/10/08 (A)                            2,500             3,332
                                                                 ---------------
UNITED STATES -- 2.4%
   Chase Manhattan Auto Owner Trust,
      Ser 2005-B, Cl A4
         4.880%, 06/15/12                                2,620             2,624
   Citibank Credit Card Issuance Trust,
      Ser A4, Cl A4
         5.375%, 04/11/11                EUR             1,900             2,570
   Countrywide Asset-Backed
      Certificates, Ser 2007-2, Cl 2A1
         3.257%, 10/27/08 (A)                            1,952             1,849
   Ford Credit Auto Owner Trust,
      Ser 2006-C, Cl A3
         5.160%, 11/15/10                                2,215             2,201
   Home Equity Asset Trust, Ser 2007-2,
      Cl 2A1
         3.317%, 10/27/08 (A)                              671               621
   MBNA Credit Card Master Note Trust,
      Ser 2006, Cl A1
         4.900%, 07/15/11                                1,030             1,032
   SLM Student Loan Trust, Ser 2004-2,
      Cl A5
         5.143%, 10/27/08 (A)                            1,000             1,249
   SLM Student Loan Trust, Ser 2008-5,
      Cl A4
         4.500%, 07/25/23                                  900               892
         3.900%, 10/25/16                                  800               790


  44 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   SLM Student Loan Trust, Ser 2008-5,
      Cl A3
         4.100%, 01/25/18                                  900   $           898
   Soundview Home Equity Loan Trust,
      Ser 2007-NS1, Cl A1
         3.327%, 10/27/08 (A)                            1,392             1,325
   Structured Asset Investment Loan Trust,
      Ser 2006-BNC3, Cl A2
         3.247%, 10/27/08 (A)                              816               800
   Wells Fargo Home Equity Trust,
      Ser 2006-2, Cl A1
         3.277%, 10/27/08 (A)                               56                56
                                                                 ---------------
                                                                          16,907
                                                                 ---------------
Total Asset-Backed Securities
   (Cost $29,368) ($ Thousands)                                           29,309
                                                                 ---------------
CORPORATE OBLIGATIONS -- 3.8%
UNITED STATES -- 3.8%
   AT&T
         6.500%, 09/01/37                                  650               553
   AutoNation
         6.334%, 04/15/13 (A) (C)                           44                37
   Baxter International
         5.375%, 06/01/18                                  745               712
   Bear Stearns MTN
         6.950%, 08/10/12                                  363               367
   Capital One Bank
         4.250%, 12/01/08                                  521               517
   Caterpillar Financial Services MTN
         6.200%, 09/30/13                                  810               810
   Centex
         7.500%, 01/15/12                                  366               337
   CIT Group MTN
         7.625%, 11/30/12                                  290               184
   Citicorp MTN
         6.375%, 11/15/08                                  111               111
   Comcast Cable Communications
         6.200%, 11/15/08                                  251               251
   Computer Sciences
         5.500%, 03/15/13 (C)                              605               587
   Countrywide Financial
         6.250%, 05/15/16                                  132                94
   CSC Holdings
         8.125%, 07/15/09                                   65                64
   Embarq
         7.082%, 06/01/16                                1,283             1,040
   Fisher Scientific International
         6.750%, 08/15/14                                  107               105
   Freeport-McMoRan Copper & Gold
         8.250%, 04/01/15                                  225               221

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Historic TW
         9.125%, 01/15/13                                  720   $           756
   ILFC E-Capital Trust I
         5.900%, 12/21/08 (A) (C)                          150                45
   International Paper
         7.950%, 06/15/18                                  260               255
   JPMorgan Chase MTN
         6.000%, 01/15/18                                1,370             1,249
         3.254%, 12/22/08 (A)                            4,000             3,980
   Kraft Foods
         6.125%, 08/23/18                                  735               686
   Liberty Mutual Group
         7.800%, 03/15/37 (C)                              315               190
   Limited Brands
         5.250%, 11/01/14                                  935               783
   Masco
         6.125%, 10/03/16                                  500               434
   McKesson
         5.250%, 03/01/13                                  615               611
   Merrill Lynch
         6.050%, 05/16/16                                  375               306
         4.125%, 01/15/09                                  645               634
   MGM Mirage
         8.375%, 02/01/11                                  211               172
   Mirant Americas Generation
         8.500%, 10/01/21                                  399               309
   Mohawk Industries
         6.125%, 01/15/16                                  850               766
   Motorola
         7.500%, 05/15/25                                   85                72
         6.500%, 09/01/25                                  531               407
   NB Capital Trust IV
         8.250%, 04/15/27                                  614               591
   Nextel Communications
         6.875%, 10/31/13                                1,012               688
   Nisource Finance
         6.800%, 01/15/19                                  710               645
   NRG Energy
         7.375%, 02/01/16                                  225               203
   PPG Industries
         6.650%, 03/15/18                                  562               555
   Prudential Financial MTN
         5.150%, 01/15/13                                  355               336
   Reliant Energy
         7.875%, 06/15/17                                  225               166
         7.625%, 06/15/14                                  175               131
   Sara Lee
         6.250%, 09/15/11                                  448               452
   SLM MTN
         5.050%, 11/14/14                                1,392               849
   Starwood Hotels & Resorts Worldwide
         7.375%, 11/15/15                                1,194             1,128


  SEI Institutional International Trust / Annual Report / September 30, 2008 45

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Union Bank of California MTN
         5.950%, 05/11/16                                  392   $           355
   Union Carbide
         7.750%, 10/01/96                                  910               800
   United States Steel
         6.050%, 06/01/17                                  615               534
   Wachovia MTN
         5.500%, 05/01/13                                  815               675
   Wachovia Capital Trust III
         5.800%, 03/15/09 (A)                              385               162
   Western Financial Bank
         9.625%, 05/15/12                                  432               403
   Williams
         7.875%, 09/01/21                                  207               207
   Xerox
         7.625%, 06/15/13                                  210               213
                                                                 ---------------
Total Corporate Obligations
   (Cost $29,973) ($ Thousands)                                           26,738
                                                                 ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
   FNMA
         2.076%, 11/04/08 (B)                           11,200            11,179
         2.359%, 12/01/08 (B)                            4,700             4,682
                                                                 ---------------
Total U.S. Government Agency Obligations
   (Cost $15,860) ($ Thousands)                                           15,861
                                                                 ---------------
LOAN PARTICIPATIONS -- 1.0%
UNITED STATES -- 1.0%
   Aramark Term Loan
         8.071%, 01/26/14                GBP               295               446
   Beverly Enterprises Term Loan
         5.219%, 07/24/11                                  284               256
   Boston Generating Term Loan
         6.012%, 12/22/13                                  740               466
   Cablevision Ser B Term Loan, Ser B
         4.569%, 03/14/13                                  488               439
   Education Management Term Loan
         5.563%, 05/26/13                                  719               625
   First Data Term Loan
         5.551%, 09/24/14                                    1                 1
   Firstlight Power Resources Term Loan,
      2nd Lien
         7.711%, 05/01/14                                  400               379

                                                 Face Amount
                                               (Thousands) (1)     Market Value
Description                                       /Contracts      ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Ford Motor Company Term Loan
         5.490%, 11/29/13                                  737   $           486
   Lear Term Loan
         5.301%, 04/25/12                                  815               632
   London Arena & Waterfront Term Loan
         5.314%, 01/31/12                                  952               866
   Momentive Performance Term Loan
         4.750%, 12/04/13                                  977               849
   Peach Holding Term Loan
         7.060%, 11/21/13                                  568               468
   Targus Group Term Loan
         6.450%, 11/22/12                                  451               297
   TP Generation Holdings Term Loan
         6.600%, 12/15/14                                  500               461
   TXU Term Loan
         6.302%, 10/31/14                                  396               333
   United Subcontractors Term Loan
         8.140%, 12/27/12                                  684               378
                                                                 ---------------
Total Loan Participations
   (Cost $9,275) ($ Thousands)                                             7,382
                                                                 ---------------
U.S. TREASURY OBLIGATIONS -- 1.0%
   U.S. Treasury Bond
         8.875%, 02/15/19                                2,000             2,799
   U.S. Treasury Inflationary Index Notes
         3.000%, 07/15/12                                2,569             2,674
         1.750%, 01/15/28                                1,737             1,516
                                                                 ---------------
Total U.S. Treasury Obligations
   (Cost $7,249) ($ Thousands)                                             6,989
                                                                 ---------------
PURCHASED OPTION -- 0.0%
SOUTH KOREA -- 0.0%
   November 2008 EUR Call,
      Expires 11/18/08
      Strike Price: $3.50*                           4,200,000                44
                                                                 ---------------
Total Purchased Option
   (Cost $21) ($ Thousands)                                                   44
                                                                 ---------------
Total Investments -- 91.4%
   (Cost $683,777) ($ Thousands)                                 $       642,756
                                                                 ===============


  46 SEI Institutional International Trust / Annual Report / September 30, 2008

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                       UNREALIZED
                       CURRENCY         CURRENCY      APPRECIATION
    SETTLEMENT        TO DELIVER       TO RECEIVE    (DEPRECIATION)
       DATE           (THOUSANDS)     (THOUSANDS)    ($ THOUSANDS)
-----------------   --------------   -------------   --------------
10/6/08             SGD      3,682   USD     2,697      $   122
10/6/08             USD      2,605   SGD     3,682          (29)
10/8/08             USD        901   MXP     9,904           (1)
10/8/08-10/10/08    USD     13,231   CAD    14,024          (34)
10/8/08-10/20/08    USD      2,698   NOK    15,672          (48)
10/8/08-10/23/08    USD     29,444   JPY 3,129,095           67
10/8/08-10/23/08    USD      4,589   SEK    30,598         (198)
10/8/08-11/10/08    CAD     36,777   USD    34,915          276
10/8/08-11/10/08    JPY 14,919,895   USD   140,637         (521)
10/8/08-11/10/08    MXP     77,024   USD     7,440          449
10/8/08-11/10/08    NOK     26,980   USD     4,788          230
10/8/08-11/10/08    SEK     39,642   USD     5,980          291
10/8/08-12/10/08    AUD     22,082   USD    19,991        2,598
10/8/08-12/10/08    EUR    282,311   USD   414,107       16,730
10/8/08-12/10/08    GBP     56,244   USD   106,517        6,107
10/8/08-12/10/08    USD     15,686   AUD    18,026       (1,489)
10/8/08-12/10/08    USD    149,232   EUR   104,630       (2,138)
10/8/08-12/10/08    USD     55,751   GBP    29,876       (2,424)
10/10/08            AUD      7,993   EUR     4,560          108
10/10/08            AUD      4,894   GBP     2,246          147
10/10/08            EUR      4,076   AUD     7,245          (17)
10/10/08            EUR      3,395   SEK    32,350         (132)
10/10/08            GBP      3,429   AUD     7,575         (143)
10/10/08            SEK     32,350   EUR     3,399          137
10/10/08-12/10/08   CHF      8,000   NZD    10,330         (300)
10/10/08-12/10/08   NZD     10,448   CHF     8,000          222
10/10/08-1/14/09    NOK     36,436   JPY   725,000          740
10/10/08-2/11/09    GBP      3,077   SGD     8,000          124
10/10/08-2/12/09    JPY    834,000   NOK    41,961         (859)
10/10/08-3/11/09    EUR     21,684   JPY 3,472,091        2,407
10/10/08-3/11/09    GBP      7,536   JPY 1,475,000          619
10/10/08-3/11/09    JPY  3,443,000   EUR    21,637       (2,200)
10/10/08-3/11/09    JPY  1,475,000   GBP     7,395         (871)
10/10/08-3/11/09    SGD      9,400   GBP     3,593         (193)
10/23/08            DKK     26,641   USD     5,647          618
10/23/08            PLN     11,483   USD     5,095          332
10/23/08            USD      4,316   PLN     9,917         (203)

                                                  UNREALIZED
                      CURRENCY      CURRENCY     APPRECIATION
    SETTLEMENT       TO DELIVER    TO RECEIVE   (DEPRECIATION)
       DATE         (THOUSANDS)   (THOUSANDS)   ($ THOUSANDS)
-----------------   -----------   -----------   --------------
10/23/08             USD    951    ZAR  7,213      $   (84)
10/23/08             ZAR 35,449    USD  4,527          265
10/23/08-2/11/09     NZD 11,402    USD  8,145          587
11/10/08-3/11/09     USD  4,967    NZD  7,209         (214)
11/13/08             CHF  7,850    USD  6,960          (74)
11/13/08             USD    245    CHF    267           (6)
1/13/09              CHF  4,000    EUR  2,499          (77)
1/13/09              EUR  2,518    CHF  4,000           50
1/13/09-2/11/09      AUD  2,132    CHF  2,000          132
1/13/09-2/11/09      CHF  2,000    AUD  2,107         (151)
1/13/09-2/11/09      GBP  5,064    CHF 10,100           51
1/13/09-3/11/09      CHF 12,300    GBP  6,140         (118)
                                                   -------
                                                   $20,885
                                                   =======

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                        UNREALIZED
                            NUMBER OF                  APPRECIATION
TYPE OF                     CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                  LONG (SHORT)      DATE      ($ THOUSANDS)
-----------------------   ------------   ----------   --------------
30-Day FED Fund                 (8)       Oct-2008        $   2
Australian 10-Year Bond         58        Dec-2008           87
Canadian 10-Year Bond           48        Dec-2008          (82)
Euro-Bobl                      145        Dec-2008          219
Euro-Bund                      136        Dec-2008          204
Euro-Schatz                    390        Dec-2008          255
Long Gilt 10-Year Bond          40        Dec-2008           26
U.S. 10-Year Note             (332)       Dec-2008          280
U.S. 2-Year Note              (231)       Dec-2008         (264)
U.S. 5-Year Note               (38)       Dec-2008          (18)
U.S. 5-Year Note                 3        Dec-2008            1
U.S. Long Treasury Bond       (137)       Dec-2008          147
                                                          -----
                                                          $ 857
                                                          =====

A summary of outstanding swap agreements held by the fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                               TOTAL RETURN SWAPS

                                                                                                                     NET
                      REFERENCE                                                                     NOTIONAL      UNREALIZED
                       ENTITY/                                                      TERMINATION      AMOUNT      APPRECIATION
COUNTERPARTY         OBLIGATION            FUND PAYS            FUND RECEIVES          DATE       (THOUSANDS)   ($ THOUSANDS)
---------------   ----------------   --------------------   ---------------------   -----------   -----------   -------------
Lehman Brothers   Lehman Brothers
                  Global Aggregate   3-Month USD LIBOR
                  EX USD RBI Ser 1   Plus 11 Basis Points   Positive Price Return     02/01/09       85,639        $112(H)
                                                                                                                   ====

                              CREDIT DEFAULT SWAPS

                                                                                                                     NET
                      REFERENCE                                                                     NOTIONAL      UNREALIZED
                       ENTITY/             BUY/SELL                 (PAYS)/         TERMINATION      AMOUNT      DEPRECIATION
COUNTERPARTY         OBLIGATION           PROTECTION            RECEIVES RATE           DATE      (THOUSANDS)   ($ THOUSANDS)
---------------   ----------------   --------------------   ---------------------   -----------   -----------   -------------
Merrill Lynch     iTraxx Europe
                  Crossover Series
                  9 5-Year                   Sell                   6.50%             06/20/13       5,000          $(66)
Merrill Lynch     iTraxx Europe
                  Series 9 5-Year            Sell                   1.65              06/20/13       5,000           (10)
Citigroup         Kaupthing Bank
                  HF, Floating
                  Rate, 12/01/09             Sell                   4.00              12/20/08         400           (17)
                                                                                                                    ----
                                                                                                                    $(93)
                                                                                                                    ====


  SEI Institutional International Trust / Annual Report / September 30, 2008 47

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Concluded)

September 30, 2008

                               INTEREST RATE SWAPS

                                                                                              NET UNREALIZED
                                                                                               APPRECIATION
                                                              TERMINATION   NOTIONAL AMOUNT   (DEPRECIATION)
COUNTERPARTY              FUND PAYS         FUND RECEIVES        DATE       (THOUSANDS)(1)     ($ THOUSANDS)
-------------------   -----------------   -----------------   -----------   ---------------   --------------
Deutsche Bank         6-Month GBP LIBOR         5.12%           04/03/10     GBP     4,900        $ (40)
Deutsche Bank               4.31%          6-Month EURIBOR      04/07/10     EUR     6,500           61
Deutsche Bank         6-Month GBP LIBOR         5.50%           03/22/12     GBP     6,000           72
Deutsche Bank         3-Month NZD LIBOR         7.66%           03/26/12     NZD     3,000           59
Deutsche Bank          6-Month EURIBOR          4.17%           03/28/13     EUR     7,000            7
JPMorgan Chase Bank         4.27%         3-Month CAD LIBOR     03/22/12     CAD    15,000         (397)
JPMorgan Chase Bank   6-Month GBP LIBOR         4.90%           03/11/10     GBP     4,900          (36)
JPMorgan Chase Bank         3.91%          6-Month EURIBOR      03/13/10     EUR     6,500          (91)
JPMorgan Chase Bank   6-Month JPY LIBOR         1.29%           03/26/12     JPY 2,600,000          103
JPMorgan Chase Bank         4.20%          6-Month EURIBOR      03/30/12     EUR     3,000          (32)
JPMorgan Chase Bank    6-Month EURIBOR          4.38%           01/07/13     EUR     5,400           72
JPMorgan Chase Bank   6-Month JPY LIBOR         2.22%           03/26/27     JPY   750,000          128
                                                                                                  -----
                                                                                                  $ (94)
                                                                                                  =====

Percentages are based on a Net Assets of $703,324 ($ Thousands).

*    Non-income producing security.

(1)  In local currency unless otherwise indicated.

(A) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effects as of September 30, 2008. The date reported on the Schedule of Investments is the next reset date.

(B) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(D)  Security in default on interest payments.

(E)  Real Estate Investments Trust.

(F) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2008. The coupon on a step bond changes on a specified date.

(G)  Security purchased on a when-issued basis.

(H) The swap value has been reduced by $772 (Thousands) to reflect the collectibility of the value.

AUD     -- Australian Dollar
CAD     -- Canadian Dollar
CHF     -- Swiss Franc
Cl      -- Class
CPI     -- Consumer Price Index
DKK     -- Danish Kroner
EURIBOR -- Euro London Interbank Offered Rate
EUR     -- Euro
FNMA    -- Federal National Mortgage Association
GBP     -- British Pound Sterling
GNMA    -- Government National Mortgage Association
JPY     -- Japanese Yen
LIBOR   -- London Interbank Offered Rate
MTN     -- Medium Term Note
MXP     -- Mexican Peso
NOK     -- Norwegian Krone
NZD     -- New Zealand Dollar
PIK     -- Payment-in-Kind
PLN     -- Polish Zloty
SEK     -- Swedish Krone
Ser     -- Series
SGD     -- Singapore Dollar
TBA     -- To Be Announced
USD     -- U.S. Dollar
ZAR     -- South African Rand

Amounts designated as "--" are $0 or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.


  48 SEI Institutional International Trust / Annual Report / September 30, 2008

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2008

SECTOR WEIGHTINGS (UNAUDITED)+:

                              (PERFORMANCE GRAPH)

Government                                                  75.0%
Financials                                                   6.2%
Energy                                                       4.9%
Loan Participations                                          4.8%
Deposits to Counterparty as Collateral for Swap Contracts    3.9%
Affiliated Partnership                                       1.4%
Industrials                                                  1.2%
Telecommunication Services                                   0.8%
Basic Materials                                              0.8%
Utilities                                                    0.7%
Purchased Options                                            0.2%
Warrants                                                     0.1%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 7).

                                                 Face Amount      Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   --------------
GLOBAL BONDS -- 85.1%
ANGOLA -- 0.2%
   Republic of Angola
         7.132%, 04/30/16                EUR             1,300   $        1,774
                                                                 --------------
ARGENTINA -- 5.1%
   Alto Parana
         6.375%, 06/09/17 (A)                              440              416
   Cia Transporte Energia
         8.875%, 12/15/16 (A)                              470              277
   Earls Eight MTN
         9.000%, 10/03/09 (A) (B)                          420              246
   Province of Buenos Aires
         9.625%, 04/18/28 (A)                            1,605              907
   Province of Buenos Aires Registered
         9.625%, 04/18/28                                  695              341
         9.375%, 09/14/18                                  470              249
         3.000%, 11/15/09 (B)                            1,200              336
   Province of Medoza Registered
         5.500%, 09/04/18                                  401              235
   Provincia Del Neuquen
         8.656%, 10/18/14 (A)                              232              225
   Republic of Argentina
         12.000%, 09/19/16 (C)                           1,000              194
         11.750%, 05/20/11 (C)                           2,500              503
         9.750%, 09/19/27 (C)                            2,150              634
         9.335%, 12/15/08 (D)                            3,655              306
         9.250%, 07/20/04 (C)                            1,375              548
         9.000%, 06/20/49 (C)                            1,125              457
         9.000%, 05/26/49 (C)                            2,650              975
         9.000%, 05/24/49 (C)                            1,400              575
         8.500%, 07/01/49 (C)                              775              315
         8.280%, 12/31/33 (E)                           20,190           11,534
         8.125%, 04/21/49 (C)                            4,200            1,581
         8.000%, 02/26/08 (C)                            1,000              392
         8.000%, 02/25/35 (C)                              864              350

                                                 Face Amount      Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   --------------
         7.625%, 03/31/05 (C)                            1,120   $          314
         7.000%, 09/12/13                                1,265              863
         7.000%, 10/03/15                                2,000            1,150
         7.000%, 03/18/49 (C)            ITL         1,475,000              305
         3.127%, 02/03/09 (D)                            9,805            3,545
         2.500%, 03/31/09 (B)                           44,020           10,851
         1.318%, 12/15/08 (D)                           32,825            2,642
         0.000%, 07/13/49 (C)            ITL         3,245,000              644
   Republic of Argentina, Ser E MTN
         10.000%, 01/03/07 (C)           ITL         3,000,000              626
         8.750%, 02/04/49 (C)                            1,375              483
         8.500%, 07/30/10 (C)                            2,000              674
         7.625%, 08/11/07 (C)            ITL         2,325,000              453
   Transportadora Gas Norte
         9.000%, 12/31/09 (A) (B)                          260              152
         9.000%, 12/31/09 (B)                              130               79
         7.500%, 12/31/10 (B)                              114               70
         7.500%, 12/31/10 (B)                               78               47
         7.500%, 12/31/10 (A) (B)                           30               18
                                                                 --------------
                                                                         44,512
                                                                 --------------
BELIZE -- 0.0%
   Government of Belize Registered
         4.250%, 02/20/29                                  400              264
                                                                 --------------
BOSNIA AND HERZEGOVINA -- 0.1%
   Republic of Bosnia & Herzegovina
         10.039%, 12/11/17 (F)           DEM             2,300            1,098
                                                                 --------------
BRAZIL -- 12.6%
   Banco Safra MTN
         10.875%, 04/03/17 (A)           BRL             2,800            1,180
   Banco Votorantim Nassau MTN
         10.625%, 04/10/14 (A)           BRL             2,750            1,120
   Braskem Finance
         7.250%, 06/05/18 (A)            BRL               410              373
   Cesp-Comp Ener Sao Paulo MTN
         9.750%, 01/15/15 (A)            BRL             1,375              780
   Federal Republic of Brazil
         12.500%, 01/05/22                               1,400              744
         12.500%, 01/05/16                               3,500            1,883
         12.250%, 03/06/30                                 175              275
         11.000%, 08/17/40                              26,162           32,833
         10.250%, 01/10/28                               1,400              642
         10.125%, 05/15/27                               4,735            6,227
         8.875%, 04/15/24                                1,800            2,151
         8.750%, 02/04/25                                4,560            5,358
         8.500%, 09/24/12                                2,615            3,783
         8.250%, 01/20/34                                3,490            3,952
         8.000%, 01/15/18                                7,645            8,199
         7.875%, 03/07/15                                  810              866
         7.125%, 01/20/37                                9,885           10,157
         6.000%, 01/17/17                                1,450            1,399


  SEI Institutional International Trust / Annual Report / September 30, 2008 49

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   GTL Trade Finance
         7.250%, 10/20/17 (A)                            3,530   $         3,385
   National Development
         6.369%, 06/16/18 (A)                            3,790             3,335
   Nota Do Tesouro Nacional
         10.000%, 01/01/17                              24,921            10,320
         10.000%, 01/01/14                              14,450             6,293
   Petrobras International Finance
         5.875%, 03/01/18                                4,890             4,445
   Usiminas Commercial
         7.250%, 01/18/18                                  530               501
         7.250%, 01/18/18 (A)                              100                94
   Vale Overseas
         6.875%, 11/21/36                                  220               196
         6.250%, 01/23/17                                   85                79
                                                                 ---------------
                                                                         110,570
                                                                 ---------------
BULGARIA -- 0.3%
   Republic of Bulgaria Registered
         8.250%, 01/15/15                                2,300             2,519
                                                                 ---------------
CHILE -- 0.1%
   Nacional del Cobre de Chile - CODELCO
         6.375%, 11/30/12                                1,245             1,293
                                                                 ---------------
CHINA -- 0.0%
   Citic Resources Finance
         6.750%, 05/15/14 (A)                              300               228
                                                                 ---------------
COLOMBIA -- 5.3%
   BanColombia
         6.875%, 05/25/17                                  425               408
   Bogota Distrio Capital
         9.750%, 07/26/28 (A)                  COP   2,881,000             1,097
   EEB International
         8.750%, 10/31/14 (A)                              340               338
   Republic of Colombia
         11.750%, 02/25/20                               5,830             8,060
         10.750%, 01/15/13                                 620               726
         10.375%, 01/28/33                                 450               612
         9.850%, 06/28/27                      COP  16,809,700             7,089
         8.250%, 12/22/14                                4,560             4,948
         8.125%, 05/21/24                                5,900             6,461
         7.375%, 09/18/37                                7,305             7,312
         7.375%, 01/27/17                                7,310             7,657
         6.364%, 12/17/08 (D)                            1,125             1,153
   TGI International
         9.500%, 10/03/17 (A)                              660               657
                                                                 ---------------
                                                                          46,518
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
DOMINICAN REPUBLIC -- 0.3%
   Republic of Dominican Republic
         9.040%, 01/23/18                                  618   $           536
         8.625%, 04/20/27                                1,125               979
   Standard Bank
         15.000%, 03/12/12 (A)                             481               356
   Standard Bank, Ser E MTN
         15.000%, 07/20/09 (D)                             658               627
                                                                 ---------------
                                                                           2,498
                                                                 ---------------
ECUADOR -- 1.0%
   Republic of Ecuador Registered
         10.000%, 08/15/30 (B)                           9,995             7,496
         9.375%, 12/15/15                                1,935             1,626
                                                                 ---------------
                                                                           9,122
                                                                 ---------------
EL SALVADOR -- 1.5%
   Republic of El Salvador
         8.250%, 04/10/32                                3,555             3,591
         7.750%, 01/24/23                                  995             1,005
         7.650%, 06/15/35                                8,691             8,517
                                                                 ---------------
                                                                          13,113
                                                                 ---------------
GABON -- 0.4%
   Republic of Gabon
         8.200%, 12/12/17 (A)                            3,730             3,581
                                                                 ---------------
GEORGIA -- 0.2%
   Republic of Georgia
         7.500%, 04/15/13                                2,050             1,696
                                                                 ---------------
GHANA -- 0.4%
   Republic of Ghana
         8.500%, 10/04/17 (A)                            2,935             2,774
         8.500%, 10/04/17                                1,090               974
                                                                 ---------------
                                                                           3,748
                                                                 ---------------
INDIA -- 0.4%
   Vedanta Resources
         9.500%, 07/18/18 (A)                            3,885             3,298
                                                                 ---------------
INDONESIA -- 4.9%
   JPMorgan Chase Bank MTN
         5.579%, 02/23/10 (A) (F)             IDR   34,152,000             3,062
   Majapahit Holding
         7.875%, 06/29/37 (A)                              555               411
         7.750%, 10/17/16                                  280               248
         7.750%, 10/17/16 (A)                              260               221
         7.250%, 06/28/17 (A)                              770               678


  50 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Republic of Indonesia
         12.800%, 06/15/21           IDR             9,410,000   $           967
         12.500%, 03/15/13           IDR             8,300,000               867
         8.500%, 10/12/35                                5,790             5,749
         7.750%, 01/17/38                                  300               271
         7.750%, 01/17/38                               16,740            15,124
         7.500%, 01/15/16 (A)                            1,760             1,725
         7.500%, 01/15/16                                1,040             1,024
         7.250%, 04/20/15                                1,095             1,069
         7.250%, 04/20/15 (A)                              285               278
         6.875%, 03/09/17                                  670               625
         6.875%, 01/17/18 (A)                            5,905             5,374
         6.750%, 03/10/14                                1,050             1,018
         6.750%, 03/10/14 (A)                              700               678
         6.750%, 03/10/14 (A)                            1,200             1,152
         6.625%, 02/17/37 (A)                              800               637
         6.625%, 02/17/37                                1,800             1,438
                                                                 ---------------
                                                                          42,616
                                                                 ---------------
IRAQ -- 1.5%
   Republic of Iraq
         5.800%, 01/15/28                               20,675            13,232
                                                                 ---------------
ISRAEL -- 0.1%
   Israel Electric MTN
         7.250%, 01/15/19                                  750               751
                                                                 ---------------
JAMAICA -- 0.0%
   Digicel Group
         8.875%, 01/15/15 (A)                              550               462
                                                                 ---------------
KAZAKHSTAN -- 1.7%
   HSBK Europe
         9.250%, 10/16/13 (A)                            1,135               863
         7.250%, 05/03/17 (A)                              500               300
   Kazkommerts International MTN
         7.500%, 11/29/16 (A)                              450               256
   Kazkommerts International Registered MTN
         7.500%, 11/29/16                                  900               513
   KazMunaiGaz Finance Sub MTN
         9.125%, 07/02/18 (A)                           10,675             9,074
         8.375%, 07/02/13 (A)                            5,000             4,300
                                                                 ---------------
                                                                          15,306
                                                                 ---------------
LEBANON -- 0.7%
   Lebanese Republic Registered MTN
          8.250%, 04/12/21                                 950               893
          4.000%, 12/31/17                               6,441             5,024
                                                                 ---------------
                                                                           5,917
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
MALAYSIA -- 1.0%
   Petroliam Nasional
         7.750%, 08/15/15                                1,335   $         1,533
         7.625%, 10/15/26                                  395               463
   Petronas Capital Registered
         7.875%, 05/22/22                                5,775             6,794
                                                                 ---------------
                                                                           8,790
                                                                 ---------------
MEXICO -- 5.1%
   Grupo Televisa
         6.000%, 05/15/18 (A)                              600               566
   Mexican Bonos, Ser M10
         7.750%, 12/14/17             MXP               25,000             2,178
         7.250%, 12/15/16             MXP               78,920             6,690
   Mexican Bonos, Ser M20
         10.000%, 12/05/24            MXP               24,378             2,518
   Pemex Project Funding Master Trust
         6.625%, 06/15/35                                  450               412
         5.750%, 03/01/18 (A)                              500               473
         5.750%, 03/01/18                                1,305             1,235
   United Mexican States
         8.375%, 01/14/11                                  810               871
         8.300%, 08/15/31                                5,850             6,918
         7.500%, 01/14/12                                  910               974
         7.500%, 04/08/33                                4,330             4,730
         6.625%, 03/03/15                                1,350             1,404
         6.375%, 01/16/13                                  400               411
         6.050%, 01/11/40                                1,340             1,201
         5.625%, 01/15/17                                4,750             4,638
   United Mexican States, Ser A MTN
         6.750%, 09/27/34                                7,948             7,988
         5.875%, 01/15/14                                1,510             1,519
                                                                 ---------------
                                                                          44,726
                                                                 ---------------
NIGERIA -- 0.5%
   Citigroup Funding
         10.000%, 01/03/17 (D)                           1,500             1,347
          6.000%, 05/18/15 (A)                             800               783
   UBS MTN
         6.296%, 11/03/08 (A) (D)                        1,320             1,464
         0.000%, 09/04/17 (A) (D)                          750               753
                                                                 ---------------
                                                                           4,347
                                                                 ---------------
OMAN -- 0.1%
   Blue City Investments
         13.750%, 11/07/13 (G)                             750               654
                                                                 ---------------


  SEI Institutional International Trust / Annual Report / September 30, 2008 51

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
PAKISTAN -- 0.2%
   Republic of Pakistan
         7.125%, 03/31/16                                  900   $           439
         6.875%, 06/01/17                                3,290             1,555
                                                                 ---------------
                                                                           1,994
                                                                 ---------------
PANAMA -- 2.6%
   Republic of Panama
         9.375%, 04/01/29                                6,727             8,342
         9.375%, 01/16/23                                  560               683
         8.875%, 09/30/27                                4,700             5,687
         8.125%, 04/28/34                                  720               794
         7.250%, 03/15/15                                4,985             5,172
         6.700%, 01/26/36                                1,960             1,852
                                                                 ---------------
                                                                          22,530
                                                                 ---------------
PERU -- 2.0%
   Banco de Credito del Peru
         7.170%, 10/15/08 (A) (D)     PEI                1,950               554
   Interoceanica IV Finance
         3.915%, 11/30/25 (A) (F)                          984               425
         3.791%, 11/30/18 (A) (F)                          450               278
   Peru Enhanced Pass-Through Finance
         6.272%, 05/31/25 (A) (F)                          320               104
         4.117%, 05/31/18 (F)                              250               165
         4.040%, 05/31/18 (A) (F)                        1,472               920
   Republic of Peru
         9.875%, 02/06/15                                    5                 6
         8.750%, 11/21/33                                  360               428
         8.375%, 05/03/16                                3,380             3,600
         7.350%, 07/21/25                                9,600             9,552
         6.900%, 08/12/37 (A)         PEI                2,800               767
         6.550%, 03/14/37                                  485               449
                                                                 ---------------
                                                                          17,248
                                                                 ---------------
PHILIPPINES -- 5.6%
   National Power
         9.625%, 05/15/28                                1,400             1,568
         6.875%, 11/02/16 (A)                              965               888
   Republic of Philippines
         10.625%, 03/16/25                               3,395             4,519
         9.500%, 02/02/30                                3,680             4,563
         9.375%, 01/18/17                                4,625             5,423
         8.875%, 03/17/15                                1,150             1,282
         8.250%, 01/15/14                                  450               484
         8.000%, 01/15/16                                7,970             8,388
         7.750%, 01/14/31 (E)                            6,533             6,860
         7.500%, 09/25/24                               14,436            15,158
                                                                 ---------------
                                                                          49,133
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
RUSSIA -- 11.8%
   Alfa Diversified Payment Rights Finance
      MTN
         4.719%, 12/15/08 (A) (D)                          392   $           333
   Alfa Invest MTN
         9.250%, 06/24/13 (A)                            1,200             1,185
   Gaz Capital MTN
         6.510%, 03/07/22                                  215               158
         6.212%, 11/22/16                                2,000             1,489
   Gaz Capital for Gazprom Registered
         9.625%, 03/01/13                                1,500             1,462
         8.625%, 04/28/34                                2,820             2,566
   GPB Eurobond Finance for Gazprombank
         6.500%, 09/23/15                                  750               522
   Kazan Orgsintez
         9.250%, 10/30/11                                  505               458
   Kuznetski Capital for Bank of Moscow
         8.961%, 11/25/10 (B)                            1,200               772
   Lukoil International Finance
         6.656%, 06/07/22 (A)                              245               164
   RSHB Capital
         7.750%, 05/29/18 (A)                            1,200               911
         7.175%, 05/16/13                                  400               326
         7.125%, 01/14/14 (A)                            1,630             1,349
         6.299%, 05/15/17 (A)                            2,375             1,696
   Russian Federation Registered
         12.750%, 06/24/28                               6,805            10,990
         7.500%, 03/31/30                               60,332            61,764
   Steel Capital (Severstal)
         9.750%, 07/29/13 (A)                              355               291
   Teorema Holding
         11.000%, 10/27/09 (G)                           3,400             3,230
   TransCapital (Transneft)
         6.103%, 06/27/12 (A)                              700               637
   TransCapitalInvest for AK Transneft
         8.700%, 08/07/18 (A)                            2,930             2,623
         7.700%, 08/07/13 (A)                              150               137
   UBS (Vimpelcom)
         8.250%, 05/23/16                                  570               405
   Vimpel Communications
         8.375%, 04/30/13 (A)                            1,350             1,073
   VIP Finance Ireland for
      Vimpel Communications
         9.125%, 04/30/18 (A)                            1,950             1,514
   VTB Capital
         7.815%, 02/04/09 (B) (D)                        1,735             1,561
         6.875%, 05/29/18 (A)                            4,035             3,102
         6.609%, 10/31/12 (A)                            3,500             2,800
                                                                 ---------------
                                                                         103,518
                                                                 ---------------


  52 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
SINGAPORE -- 0.1%
   DBS Bank MTN
         5.000%, 11/15/08 (A) (D)                          195   $           170
   United Overseas Bank
         5.375%, 03/03/09 (A) (D)                        1,000               901
                                                                 ---------------
                                                                           1,071
                                                                 ---------------
SOUTH AFRICA -- 0.9%
   Republic of South Africa
         8.500%, 06/23/17                                  860               985
         6.500%, 06/02/14                                3,895             3,817
         5.875%, 05/30/22                                3,640             3,146
                                                                 ---------------
                                                                           7,948
                                                                 ---------------
SOUTH KOREA -- 0.1%
   Shinhan Bank
         6.819%, 03/20/09 (D)                              630               538
   Woori Bank
         6.208%, 05/02/37                                  610               400
                                                                 ---------------
                                                                             938
                                                                 ---------------
SUPRA-NATIONAL -- 0.3%
   European Investment Bank MTN
         10.000%, 01/28/11            TRY                3,770             2,593
                                                                 ---------------
THAILAND -- 0.1%
   Bangkok Bank
         9.025%, 03/15/29                                  390               378
   True Move
         10.750%, 12/16/13 (A)                           1,250               856
                                                                 ---------------
                                                                           1,234
                                                                 ---------------
TRINIDAD & TOBAGO -- 0.3%
   Petroleum of Trinidad & Tobago
         6.000%, 05/08/22                                1,755             1,663
         6.000%, 05/08/22 (A)                              800               750
                                                                 ---------------
                                                                           2,413
                                                                 ---------------
TUNISIA -- 0.0%
   Banque Centrale de Tunisie
         7.375%, 04/25/12                                  465               484
                                                                 ---------------

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
TURKEY -- 5.3%
   Republic of Turkey
         14.000%, 01/19/11                                 600   $           427
         11.875%, 01/15/30                                 380               546
         10.000%, 02/15/12                                 360               263
         9.500%, 01/15/14                                  500               551
         8.000%, 02/14/34                                4,300             4,289
         7.375%, 02/05/25                                6,500             6,279
         7.250%, 03/05/38                                5,530             5,000
         7.250%, 03/15/15                                8,575             8,511
         7.000%, 09/26/16                                1,390             1,386
         7.000%, 03/11/19 (E)                            5,505             5,217
         6.875%, 03/17/36                                5,735             5,047
         6.750%, 04/03/18                                9,450             8,836
                                                                 ---------------
                                                                          46,352
                                                                 ---------------
UKRAINE -- 1.8%
   Credit Suisse First Boston
      International (Export/Import - Ukraine)
         8.000%, 11/06/15                                  750               553
         6.800%, 10/04/12                                  600               442
   Government of Ukraine Registered
         7.650%, 06/11/13                                2,595             2,154
         6.875%, 03/04/11 (A)                            4,475             3,759
         6.580%, 11/21/16 (A)                            6,565             5,081
         6.580%, 11/21/16                                  850               612
         6.385%, 06/26/12                                1,100               927
   Naftogaz Ukrainy
         8.125%, 09/30/09                                  700               576
   Springvale Holdings
         9.181%, 09/07/09 (D) (G)                        1,000               960
   UK Private Bank
         8.000%, 02/06/12 (A)                            1,000               710
                                                                 ---------------
                                                                          15,774
                                                                 ---------------
UNITED ARAB EMIRATES -- 1.1%
   HSBC Bank Middle East MTN
         2.679%, 10/30/08 (D)         AED               16,000             4,258
   Jafz Sukuk
         3.291%, 11/27/08 (D)         AED               22,000             5,154
                                                                 ---------------
                                                                           9,412
                                                                 ---------------
UNITED KINGDOM -- 0.1%
   Barclays Bank MTN
         12.500%, 03/17/13 (A) (D)                         200               211
         0.000%, 12/17/12 (A) (D)                          200               206
                                                                 ---------------
                                                                             417
                                                                 ---------------


  SEI Institutional International Trust / Annual Report / September 30, 2008 53

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
URUGUAY -- 3.4%
   Republic of Uruguay
         9.250%, 05/17/17                                3,825   $         4,308
         8.000%, 11/18/22                               21,035            21,035
         7.875%, 01/15/33                                3,050             3,027
         7.625%, 03/21/36                                1,190             1,130
                                                                 ---------------
                                                                          29,500
                                                                 ---------------
VENEZUELA -- 5.4%
   Government of Venezuela
         13.625%, 08/15/18                               1,200             1,260
         10.750%, 09/19/13                               6,565             6,040
         9.375%, 01/13/34                                6,400             4,448
         9.250%, 09/15/27                                4,265             3,182
         9.250%, 05/07/28                                5,525             3,844
         9.000%, 05/07/23                                6,075             4,252
         8.500%, 10/08/14                                1,721             1,355
         7.650%, 04/21/25                               12,480             7,582
         6.000%, 12/09/20                                4,020             2,291
         5.750%, 02/26/16                                5,700             3,705
   Government of Venezuela Registered
         7.000%, 12/01/18                                1,850             1,251
         5.375%, 08/07/10                                4,635             4,137
   Petroleos De Venezuela
         5.375%, 04/12/27                                5,355             2,383
         5.250%, 04/12/17                                  900               486
   Venezuela Government International
      Bond
         6.000%, 12/09/20                                1,300               741
                                                                 ---------------
                                                                          46,957
                                                                 ---------------
VIETNAM -- 0.4%
   Republic of Vietnam
         6.875%, 01/15/16                                3,565             3,400
                                                                 ---------------
YEMEN -- 0.1%
   Pemberley SPV Finance 2008 Yemen   MTN
         11.500%, 02/19/14 (A) (G)                       1,250             1,269
         0.000%, 02/25/20 (A) (D) (G)                    1,250                --
                                                                 ---------------
                                                                           1,269
                                                                 ---------------
Total Global Bonds
   (Cost $816,266) ($ Thousands)                                         746,818
                                                                 ---------------

DEPOSIT WITH COUNTERPARTY AS COLLATERAL FOR SWAP CONTRACTS (H) -- 3.7%
UNITED STATES -- 3.7%
   Deposit with Deutsche Bank as
      Collateral for Swap Contracts
      Outstanding                                          877               877
   Deposits with Deutsche Bank as
      Collateral for Swap Contracts
      Outstanding                     BRL                7,070             3,665

                                                 Face Amount       Market Value
Description                                    (Thousands) (1)    ($ Thousands)
--------------------------------------------   ---------------   ---------------
   Deposits with Deutsche Bank as
      Collateral for Swap Contracts
      Outstanding                     BRL                2,305   $         1,195
   Deposits with Goldman Sachs as
      Collateral for Swap Contracts
      Outstanding                     BRL                4,564             2,365
   Deposits with JPMorgan Chase as
      Collateral for Swap Contracts
      Outstanding                                        2,798             2,798
   Deposits with JPMorgan Chase as
      Collateral for Swap Contracts
      Outstanding                                        7,812             7,812
   Deposits with JPMorgan Chase as
      Collateral for Swap Contracts
      Outstanding                                          250               250
   Deposits with Deutsche Bank as
      Collateral for Swap Contracts
      Outstanding                     IDR            6,688,757               710
   Deposits with Citibank as
      Collateral for Swap Contracts
      Outstanding                                          648               648
   Deposits with Merrill Lynch as
      Collateral for Swap Contracts
      Outstanding                     NGN              288,900             2,456
   Deposits with Standard Bank as
      Collateral for Swap Contracts
      Outstanding                                          438               438
   Deposits with Standard Bank as
      Collateral for Swap Contracts
      Outstanding                                          352               352
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                              1,000             1,000
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                              1,400             1,400
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                              3,600             3,600
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                                750               750
   Deposits with Merrill Lynch as
      Collateral for Swap Contracts
      Outstanding                                        2,045             2,045
                                                                 ---------------
Total Deposit with Counterparty as
   Collateral for Swap Contracts
   (Cost $32,960) ($ Thousands)                                           32,361
                                                                 ---------------
LOAN PARTICIPATIONS -- 4.6%
GERMANY -- 0.1%
   Rike
         10.000%, 08/17/11 (G)                           1,313             1,273
                                                                 ---------------


  54 SEI Institutional International Trust / Annual Report / September 30, 2008

                                                 Face Amount
                                                 (Thousands)
                                                 (1)/ Shares/      Market Value
Description                                       Contracts       ($ Thousands)
--------------------------------------------   ---------------   ---------------
INDONESIA -- 0.4%
   Indonesia Standby Loan 94 (Counterparty:
      Deutsche Bank)
         3.563%, 12/31/49 (C)(G)                         3,448   $         3,311
                                                                 ---------------
MEXICO -- 0.9%
   Altos Hornos, Promissory Note # 5
         0.000%, 04/29/99 (C)(G)                         2,500             1,225
   Altos Hornos, Promissory Note # 6
         0.000%, 04/29/99 (C)(G)                         2,500             1,225
   Altos Hornos Promissory Note
      (Counterparty: Deutche Bank)
         0.000%, 12/31/49 (C)(G)                         4,500             2,205
   Altos Hornos Tranche A
      (Counterparty: Banc of America)
         0.000%, 04/11/04 (C)(G)                         6,540             3,270
                                                                 ---------------
                                                                           7,925
                                                                 ---------------
NIGERIA -- 0.5%
   Oando
         13.900%, 02/23/10                             229,710             1,951
         13.900%, 03/02/10                             229,710             1,951
                                                                 ---------------
                                                                           3,902
                                                                 ---------------
RUSSIA -- 0.3%
   Snegri
         10.500%, 04/21/10                               2,550             2,550
                                                                 ---------------
SINGAPORE -- 1.8%
   Connect International PIK
         0.000%, 01/01/09 (C)(G)                         8,356            12,040
   Neptune
         0.000%, 12/05/08(G)                             3,678             3,678
                                                                 ---------------
                                                                          15,718
                                                                 ---------------
TURKEY -- 0.6%
   Cukurova, Ser A
         10.980%, 11/24/08 (G)                           1,460             1,358
   Cukurova, Ser B
         10.973%, 05/01/12 (G)                           4,600             4,186
                                                                 ---------------
                                                                           5,544
                                                                 ---------------
Total Loan Participations
   (Cost $32,524) ($ Thousands)                                           40,223
                                                                 ---------------
COMMON STOCK -- 0.3%
BRAZIL -- 0.3%
   GVT Holding*                                        199,627             2,923
                                                                 ---------------
Total Common Stock
   (Cost $981) ($ Thousands)                                               2,923
                                                                 ---------------

                                                                   Market Value
Description                                       Contracts       ($ Thousands)
--------------------------------------------   ---------------   ---------------
PURCHASED OPTIONS -- 0.2%
BRAZIL -- 0.0%
   December 2008 BRL Call,
      Expires 12/20/08
      Strike Price: $1.71*                           9,650,000   $            17
   December 2008 BRL Call,
      Expires 12/20/08
      Strike Price: $1.71*                           9,680,000                18
   January 2009 BRL Call,
      Expires 01/17/09
      Strike Price: $1.71*                           7,843,000                17
   November 2008 BRL Call,
      Expires 11/22/08
      Strike Price: $1.67*                           9,452,200                 7
   November 2008 BRL Call,
      Expires 11/22/08
      Strike Price: $1.70*                           6,800,000                 9
                                                                 ---------------
                                                                              68
                                                                 ---------------
SOUTH KOREA -- 0.0%
   October 2008 USD Call,
      Expires 10/18/08
      Strike Price: KRW 1150*                    4,945,000,000               223
                                                                 ---------------
UNITED STATES -- 0.2%
   June 2009 CMS Spread Cap,
      Expires 06/02/09
      Strike Price: 119.50 Bps*                     25,000,000                97
   June 2009 CMS Spread Cap,
      Expires 06/09/09
      Strike Price: 102.75 Bps*                     25,000,000               125
   June 2009 CMS Spread Cap,
      Expires 06/08/09
      Strike Price: 124.00 Bps*                     25,000,000                97
   June 2009 CMS Spread Cap,
      Expires 06/12/09
      Strike Price: 122.00 Bps*                     25,000,000               147
   May 2009 CMS Spread Cap,
      Expires 05/28/09
      Strike Price: 112.00 Bps*                     25,000,000               104
   May 2009 CMS Spread Cap,
      Expires 05/29/09
      Strike Price: 104.00 Bps*                     25,000,000               124
   May 2009 CMS Spread Cap,
      Expires 05/29/09
      Strike Price: 104.00 Bps*                     25,000,000               113
   May 2009 CMS Spread Cap,
      Expires 05/27/09
      Strike Price: 122.00 Bps*                     25,000,000               100
                                                                 ---------------
                                                                             907
                                                                 ---------------
Total Purchased Options
   (Cost $1,457) ($ Thousands)                                             1,198
                                                                 ---------------


  SEI Institutional International Trust / Annual Report / September 30, 2008 55

SCHEDULE OF INVESTMENTS

September 30, 2008

                                                   Shares/
                                                  Contracts
                                                  Number of        Market Value
Description                                        Warrants       ($ Thousands)
--------------------------------------------   ---------------   ---------------
WARRANTS -- 0.0%
RUSSIA -- 0.0%
   Teorema Holding A,
      Expires 10/27/11*                                    226   $           142
   Teorema Holding B,
      Expires 10/27/11*                                    452               296
                                                                 ---------------
Total Warrants
   (Cost $77) ($ Thousands)                                                  438
                                                                 ---------------
AFFILIATED PARTNERSHIP -- 1.3%
UNITED STATES -- 1.3%
   SEI Liquidity Fund, L.P.,
      2.590%**+ (I)                                 11,867,256            11,585
                                                                 ---------------
Total Affiliated Partnership
   (Cost $11,867) ($ Thousands)                                           11,585
                                                                 ---------------
Total Investments -- 95.2%
   (Cost $896,132) ($ Thousands)                                 $       835,546
                                                                 ---------------
WRITTEN OPTIONS -- 0.0%
BRAZIL -- 0.0%
   December 2008 BRL Call,
      Expires 12/20/08,
      Strike Price $1.61*                           (9,110,000)               (3)
   December 2008 BRL Call,
      Expires 12/20/08,
      Strike Price $1.57*                           (8,886,200)               (2)
   January 2009 BRL Call,
      Expires 12/20/08,
      Strike Price $1.61*                           (9,090,000)               (3)
   January 2009 BRL Call,
      Expires 01/17/09,
      Strike Price $1.61*                           (7,383,000)               (4)
   November 2008 BRL Call,
      Expires 11/22/08,
      Strike Price $1.55*                           (6,200,000)               --
                                                                 ---------------
Total Written Options
   (Premiums Received $266)($ Thousands)                                     (12)
                                                                 ---------------

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                                                      UNREALIZED
                       CURRENCY        CURRENCY      APPRECIATION
                      TO DELIVER      TO RECEIVE    (DEPRECIATION)
SETTLEMENT DATE      (THOUSANDS)     (THOUSANDS)     ($ THOUSANDS)
-----------------   -------------   -------------   --------------
10/2/08-10/23/08    USD    16,419   PLN    35,469      $(1,709)
10/2/08-11/4/08     BRL    89,879   USD    50,756        4,298
10/2/08-11/4/08     USD    30,039   BRL    55,071       (1,510)
10/7/08             CZK   153,832   USD     9,309          489
10/7/08             USD     9,738   CZK   153,832         (917)
10/14/08-10/15/08   MXP   122,022   USD    11,219          131
10/14/08-11/21/08   USD     8,617   MXP    89,434         (505)
10/14/08-12/11/08   KRW 5,068,068   USD     4,600          360
10/20/08            TRY     3,700   USD     2,888           (8)
10/21/08-10/31/08   HUF 1,781,207   USD    10,485          155
10/21/08-10/31/08   USD    10,708   HUF 1,781,207         (379)
10/22/08-11/5/08    SGD    13,340   USD     9,380           38
10/22/08-11/28/08   USD     9,780   SGD    13,340         (436)
10/23/08            PLN    35,469   USD    15,250          539
11/18/08            RUB    77,749   USD     3,044           34
11/18/08            USD     3,193   RUB    77,749         (183)
12/11/08            USD     1,200   KRW 1,462,800           29
1/16/09             EUR    11,751   USD    18,515        1,952
1/16/09             USD     2,658   EUR     1,721         (232)
                                                       -------
                                                       $ 2,146
                                                       =======

A summary of the open futures contracts held by the Fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                            NUMBER OF                   UNREALIZED
                            CONTRACTS    EXPIRATION    APPRECIATION
TYPE OF CONTRACT          LONG (SHORT)      DATE      ($ THOUSANDS)
-----------------------   ------------   ----------   -------------
U.S. 5-Year Note                24        Dec-2008         $19
U.S. Long Treasury Bond        112        Dec-2008           2
                                                           ---
                                                           $21
                                                           ===


  56 SEI Institutional International Trust / Annual Report / September 30, 2008

A summary of outstanding swap agreements held by the fund at September 30, 2008, is as follows (see Note 2 in Notes to Financial Statements):

                              CREDIT DEFAULT SWAPS

                                                                                                                      NET UNREALIZED
                                                                                   (PAYS)/                NOTIONAL     APPRECIATION
                                                                       BUY/SELL   RECEIVES  TERMINATION     AMOUNT    (DEPRECIATION)
COUNTERPARTY                    REFERENCE ENTITY/OBLIGATION            PROTECTION    RATE       DATE      (THOUSANDS)  ($ THOUSANDS)
-------------------  -----------------------------------------------  ----------  --------  -----------  -----------  --------------
JPMorgan Chase Bank  Federative Republic Of Brazil 12.250%, 06/06/30     Sell       3.69%     10/20/15     (4,500)        $ 550
Credit Suisse        JSC Gazprom 8.625% 04/28/34                         Sell       1.37      08/20/16     (1,000)         (178)
Credit Suisse        Naftogaz Ukrainy, 8.125% 09/30/09                   Sell       5.75      12/20/08     (1,400)           (9)
Credit Suisse        Naftogaz Ukrainy, 8.125% 09/30/09                   Sell       5.75      12/20/09     (3,600)         (273)
Credit Suisse        Naftogaz Ukrainy, 8.125% 09/30/09                   Sell       5.20      12/20/11       (750)         (112)
HSBC                 Republic Of Turkey 11.875% 01/15/30                 Sell       2.73      09/20/13     (2,900)           --
HSBC                 Republic Of Turkey 11.875% 01/15/30                 Sell       2.65      09/20/13       (300)           (1)
HSBC                 Republic Of Turkey 11.875% 01/15/30                 Sell       2.60      09/20/13       (800)           (5)
                                                                                                                          -----
                                                                                                                          $ (28)
                                                                                                                          =====

                               INTEREST RATE SWAPS

                                                                                             NET UNREALIZED
                                                                                  NOTIONAL    APPRECIATION
                                                                   TERMINATION    AMOUNT     (DEPRECIATION)
COUNTERPARTY                    FUND PAYS           FUND RECEIVES      DATE     (THOUSANDS)   ($ THOUSANDS)
-------------------  -----------------------------  -------------  -----------  --- -------  --------------
Deutsche Bank        Brazil Interbank Deposit Rate      14.76%       01/02/12   BRL   4,882       $ 53
Deutsche Bank        Brazil Interbank Deposit Rate      14.73        01/02/12   BRL  20,548        209
Deutsche Bank        Brazil Interbank Deposit Rate      14.64        01/02/12   BRL   8,730         77
Deutsche Bank        Brazil Interbank Deposit Rate      13.80        01/02/12   BRL   6,943        (27)
Goldman Sachs        Brazil Interbank Deposit Rate      15.20        01/02/12   BRL   9,162        156
Goldman Sachs        Brazil Interbank Deposit Rate      15.13        01/02/12   BRL  12,863        203
HSBC                 Brazil Interbank Deposit Rate      15.16        01/02/12   BRL  15,124        252
HSBC                 Brazil Interbank Deposit Rate      14.61        01/02/12   BRL   3,211         26
Morgan Stanley       Brazil Interbank Deposit Rate      14.17        01/02/12   BRL   1,767         (1)
                                                                                                  ----
                                                                                                  $948
                                                                                                  ====

                               TOTAL RETURN SWAPS

COUNTERPARTY                     REFERENCE ENTITY/OBLIGATION           FUND PAYS           FUND RECEIVES
-------------------  ------------------------------------------------  -------------------------------  -------------
Standard Bank        Federal Government of Nigeria, 12.500%, 02/24/09  Cash Deposit Of Notional Amount  Price Return
Citigroup            Federal Government of Nigeria, 12.500%, 03/31/09  Cash Deposit Of Notional Amount  Price Return
Standard Bank        Federal Government of Nigeria, 17.000%, 12/16/08  Cash Deposit Of Notional Amount  Price Return
Goldman Sachs        Federative Republic of Brazil, 10.000%, 01/01/17  Cash Deposit Of Notional Amount  Price Return
JPMorgan Chase Bank  Federative Republic of Brazil, 6.000%, 05/15/11   Cash Deposit Of Notional Amount  Price Return
Deutsche Bank        Federative Republic of Brazil, 6.000%, 05/15/17   Cash Deposit Of Notional Amount  Price Return
Deutsche Bank        Federative Republic of Brazil, 6.000%, 08/15/10   Cash Deposit Of Notional Amount  Price Return
Deutsche Bank        Federative Republic of Brazil, 6.000%, 08/15/10   Cash Deposit Of Notional Amount  Price Return
JPMorgan Chase Bank  Federative Republic of Brazil, 6.000%, 08/15/10   Cash Deposit Of Notional Amount  Price Return
Deutsche Bank        Indonesia Government, 12.000%, 09/15/11           Cash Deposit Of Notional Amount  Price Return
Merrill Lynch        Zaporozh Term Loan, 9.784%, 12/31/10              Cash Deposit Of Notional Amount  Price Return
Merrill Lynch        Solar Gardens Ltd Term Loan Credit Facility       Cash Deposit Of Notional Amount  Price Return

                                                  NET UNREALIZED
                                     NOTIONAL      APPRECIATION
                     TERMINATION     AMOUNT       (DEPRECIATION)
COUNTERPARTY             DATE     (THOUSANDS)(1)   ($ THOUSANDS)
-------------------  -----------  --- ----------  --------------
Standard Bank          02/25/09   NGN     55,618      $    7
Citigroup              04/03/09   NGN     82,011         105
Standard Bank          12/16/08   NGN     45,003          29
Goldman Sachs          01/01/17   BRL      4,500        (345)
JPMorgan Chase Bank    05/15/11   BRL      4,214         521
Deutsche Bank          08/15/10   BRL      4,383        (181)
Deutsche Bank          08/15/10   BRL      1,400         197
Deutsche Bank          08/15/10   BRL      1,400          27
JPMorgan Chase Bank    08/15/10   BRL     12,000       1,564
Deutsche Bank          09/15/11   IDR  5,900,000         (82)
Merrill Lynch          12/31/17            2,045         (25)
Merrill Lynch          12/30/09   NGN    288,900          (6)
                                                      ------
                                                      $1,811
                                                      ======


 SEI Institutional International Trust / Annual Report / September 30, 2008 57

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2008

Description

Percentages are based on a Net Assets of $877,354 ($ Thousands).

*    Non-income producing security.

**   Rate shown is the 7-day effective yield as of September 30, 2008.

+    Affiliated security.

(1)  In U.S. Dollars unless otherwise indicated.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2008. The coupon on a step bond changes on a specified date.

(C)  Security in default on interest payments.

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2008. The date reported on the Schedule of Investments is the next reset date.

(E) This security or a partial position of this security is on loan at September 30, 2008. The total market value of securities on loan at September 30, 2008 was $9,692 ($ Thousands) (See Note 7).

(F) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(G) Securities considered illiquid. The total market value of such securities as of September 30, 2008 was $38,885 ($ Thousands) and represented 4.50% of Net Assets.

(H) Cash on loan to swap counterparty as collateral for outstanding swap contracts.

(I) This security was purchased with cash collateral held from securities on loan (see Note 7). The total value of such securities as of September 30, 2008 was $11,585 ($ Thousands).

AED -- United Arab Emirates
BRL -- Brazilian Real
COP -- Colombian Peso
CZK -- Czech Koruna
DEM -- German Mark
EUR -- Euro
HUF -- Hungarian Forint
IDR -- Indonesian Rupiah
ITL -- Italian Lira
KRW -- Korean Won
L.P. -- Limited Partnership
MTN -- Medium Term Note
MXP -- Mexican Peso
NGN -- Nigerian Naira
PEI -- Prince Edward Island Dollar
PIK -- Payment-in-Kind
PLN -- Polish Zloty
RUB -- Russian Ruble
Ser -- Series
SGD -- Singapore Dollar
TRY -- New Turkish Lira
USD -- U.S. Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


  58 SEI Institutional International Trust / Annual Report / September 30, 2008

Statements of Assets and Liabilities ($ Thousands)

September 30, 2008

                                                                                                    INTERNATIONAL
                                                                 INTERNATIONAL   EMERGING MARKETS       FIXED       EMERGING MARKETS
                                                                  EQUITY FUND       EQUITY FUND      INCOME FUND        DEBT FUND
                                                                 -------------   ----------------   -------------   ----------------
ASSETS:
   Investments, at value (Cost $2,976,335, $1,106,002,
      $683,777 and $884,265, respectively)(1)                      $2,539,106       $  935,219         $642,756         $823,961
   Affiliated investments, at value (Cost $166,867,
      $47,367, $0 and $11,867, respectively)                          164,873           46,422               --           11,585
   Cash                                                                60,576           16,141           58,940           26,311
   Foreign currency, at value (Cost $19,140, $7,712,
      $1,378 and $6,693, respectively)                                 18,868            7,651            1,347            6,207
   Cash pledged as collateral for forward foreign currency
      contracts, futures contracts or swap contracts                    1,170               --              153            7,991
   Receivable for investment securities sold                          245,480            7,574           28,188            4,958
   Unrealized gain on forward foreign currency contracts               31,466               --           33,409            8,025
   Receivable for fund shares sold                                     10,645            4,054              163              434
   Dividends and interest receivable                                    8,003            2,118           10,261           14,464
   Variation margin receivable                                          3,798               --            1,435               --
   Foreign tax reclaim receivable                                       1,513              150               --               --
   Unrealized gain on foreign spot currency contracts                     233                2               --              232
   Swap contracts, at value (Premiums paid $384 and
      and $0, respectively)                                                --               --              309            2,731
                                                                   ----------       ----------         --------         --------
   Total Assets                                                     3,085,731        1,019,331          776,961          906,899
                                                                   ----------       ----------         --------         --------
LIABILITIES:
   Payable for investment securities purchased                        526,620            4,340           58,136            2,558
   Payable upon return of securities loaned                           155,046           43,655               --           11,867
   Unrealized loss on forward foreign currency contracts               44,504               --           12,524            5,879
   Swap contracts, at value (Premiums received $8,792)                 11,175               --               --               --
   Payable for fund shares redeemed                                     5,118            3,459            1,838            7,784
   Variation margin payable                                             3,847               --              390              328
   Unrealized loss on foreign spot currency contracts                     349                4               73                1
   Written options, at value (Premiums received $266)                      --               --               --               12
   Investment advisory fees payable                                     1,071              898               89              292
   Administration fees payable                                            954              556              357              506
   Shareholder servicing fees payable                                     530              214              147              195
   Trustees' fees                                                           9                4                3                3
   Chief compliance officer fees payable                                    4                2                1                1
   Administration servicing fees payable                                    1               --               --               --
   Other accrued expenses                                                 461              447               79              119
   Accrued foreign capital gains tax on appreciated securities             --               22               --               --
                                                                   ----------       ----------         --------         --------
   Total Liabilities                                                  749,689           53,601           73,637           29,545
                                                                   ----------       ----------         --------         --------
Net Assets                                                         $2,336,042       $  965,730         $703,324         $877,354
                                                                   ----------       ----------         --------         --------
NET ASSETS:
   Paid in Capital
      (unlimited authorization -- no par value)                    $3,088,647       $  998,111         $728,028         $933,791
   Undistributed net investment income                                 15,358            6,621              745           10,250
   Accumulated net realized gain (loss) on
      investments, futures contracts, option contracts,
      foreign currency contracts and swap contracts                  (288,993)         132,839           (5,536)         (10,804)
   Net unrealized depreciation on investments and
      option contracts                                               (439,223)        (171,728)         (41,021)         (60,332)
   Net unrealized appreciation (depreciation) on
      futures contracts                                                (6,201)              --              857               21
   Net unrealized appreciation (depreciation) on
      swap contracts                                                  (19,967)              --              (75)           2,731
   Net unrealized appreciation (depreciation) on forward
      foreign currency contracts, foreign currencies and
      translation of other assets and liabilities
      denominated in foreign currencies                               (13,579)             (91)          20,326            1,697
   Accumulated foreign capital gains tax on
      appreciated securities                                               --              (22)              --               --
                                                                   ----------       ----------         --------         --------
   Net Assets                                                      $2,336,042       $  965,730         $703,324         $877,354
                                                                   ----------       ----------         --------         --------
   Net Asset Value, Offering and Redemption
      Price Per Share -- Class
      ($2,329,504,330 /263,357,010 shares,
      $965,730,350 / 84,499,568 shares,
      $703,323,502 / 67,214,233 shares,
      $877,353,993 / 93,010,878 shares, respectively.)             $     8.85       $    11.43         $  10.46         $   9.43
   Net Asset Value, Offering and Redemption
      Price Per Share -- Class I
      ($6,537,482 / 741,001 shares)                                $     8.82              N/A              N/A              N/A
                                                                   ----------       ----------         --------         --------

(1) Included in "Investments, at value" is the market value of securities on loan in the amounts of $147,062, $48,511, $0 and $9,692, ($ Thousands), respectively.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


  SEI Institutional International Trust / Annual Report / September 30, 2008 59

SCHEDULE OF INVESTMENTS

Statements of Operations ($ Thousands)

For the year ended September 30, 2008

                                                              INTERNATIONAL      EMERGING      INTERNATIONAL     EMERGING
                                                                  EQUITY      MARKETS EQUITY    FIXED INCOME   MARKETS DEBT
                                                                   FUND            FUND             FUND           FUND
                                                              -------------   --------------   -------------   ------------
INVESTMENT INCOME:
   Dividends                                                   $    99,345      $  42,566        $      2       $      20
   Dividends from Affiliated Security                                  697            198              --              --
   Interest                                                         18,563            600          34,712          73,296
   Security Lending Income -- Net(2)                                 5,260          1,119               1             311
   Less: Foreign Taxes Withheld                                     (8,700)        (2,901)             --              --
                                                               -----------      ---------        --------       ---------
   Total Investment Income                                         115,165         41,582          34,715          73,627
                                                               -----------      ---------        --------       ---------
EXPENSES:
   Investment Advisory Fees                                         17,129         15,391           1,166           8,572
   Administration Fees                                              15,263          9,528           4,666           6,555
   Shareholder Servicing Fees - Class A                              8,450          3,665           1,944           2,521
   Shareholder Servicing Fees - Class I                                 30             --              --              --
   Admin Servicing Fees - Class I                                       30             --              --              --
   Trustees' Fees                                                       68             29              16              21
   Chief Compliance Officer Fees                                         7              3               2               3
   Custodian/Wire Agent Fees                                           691          1,099              86             121
   Printing Fees                                                       256            112              64              86
   Overdraft Fees                                                      190            462              24              48
   Professional Fees                                                   184             82              41              61
   Interest Expense on Reverse Repurchase Agreements                    86             --              --              --
   Registration Fees                                                    43             18               9              11
   Other Expenses                                                      213             95              61              59
                                                               -----------      ---------        --------       ---------
   Total Expenses                                                   42,640         30,484           8,079          18,058
                                                               -----------      ---------        --------       ---------
   Less:
      Waiver of Investment Advisory Fees                                --         (1,325)             --          (4,297)
      Waiver of Shareholder Servicing Fees - Class A                    --             --            (166)             --
      Fees Paid Indirectly(1)                                         (145)            --              --              --
                                                               -----------      ---------        --------       ---------
   Net Expenses                                                     42,495         29,159           7,913          13,761
                                                               -----------      ---------        --------       ---------
NET INVESTMENT INCOME                                               72,670         12,423          26,802          59,866
                                                               -----------      ---------        --------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, WRITTEN OPTIONS, FUTURES CONTRACTS,
   SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain (Loss) from:
      Investments                                                  (31,050)       215,399           3,736           8,338
      Futures Contracts                                           (105,150)            --          (6,957)            284
      Written Options                                                   15             --              --              --
      Swap Contracts                                              (122,513)            --             143          (3,221)
      Foreign Currency Transactions                                 (5,623)        (1,094)        (17,617)          1,170
   Net Change in Unrealized Appreciation (Depreciation) on:
      Investments                                               (1,177,626)      (725,788)        (64,044)       (123,615)
      Affiliated Investments                                        (1,993)          (945)             --            (282)
      Futures Contracts                                            (17,909)            --           1,350              22
      Written Options                                                   77             --              --             254
      Swap Contracts                                                (6,266)            --             (10)            327
      Foreign Capital Gains Tax on Appreciated Securities               66          2,322              --              --
      Foreign Currency Transactions                                (15,772)          (470)         35,566           2,312
                                                               -----------      ---------        --------       ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
   WRITTEN OPTIONS, FUTURES CONTRACTS, SWAP CONTRACTS
   AND FOREIGN CURRENCY TRANSACTIONS                            (1,483,744)      (510,576)        (47,833)       (114,411)
                                                               -----------      ---------        --------       ---------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $(1,411,074)     $(498,153)       $(21,031)      $ (54,545)
                                                               -----------      ---------        --------       ---------

(1)  See Note 3 in Notes to Financial Statements.

(2)  Affiliated.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


  60 SEI Institutional International Trust / Annual Report / September 30, 2008

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

                                                                                INTERNATIONAL              EMERGING MARKETS
                                                                                 EQUITY FUND                 EQUITY FUND
                                                                          -------------------------   -------------------------
                                                                              2008          2007          2008          2007
                                                                          -----------   -----------   -----------   -----------
OPERATIONS:
   Net Investment Income                                                  $    72,670   $    70,956   $    12,423   $     6,819
   Net Realized Gain (Loss) from Investments, Affiliated Investments,
      Futures Contracts, Written Options and Swap Contracts                  (258,698)      564,633       215,399       348,199
   Net Realized Gain (Loss) on Forward Foreign Currency Contracts
      and Foreign Currency Transactions                                        (5,623)       36,540        (1,094)          255
   Net Change in Unrealized Appreciation (Depreciation) on Investments,
      Affiliated Investments, Futures Contracts, Written Options and
      Swap Contracts                                                       (1,203,717)      123,449      (726,733)      254,998
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Capital Tax Gains on Appreciated Securities                          66            --         2,322        (1,644)
   Net Change in Unrealized Appreciation (Depreciation) on
      Forward Foreign Currency Contracts, Foreign Currencies,
      and Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies                                       (15,772)        6,733          (470)          888
                                                                          -----------   -----------   -----------   -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations         (1,411,074)      802,311      (498,153)      609,515
                                                                          -----------   -----------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                                                 (93,239)     (118,781)       (6,962)       (6,714)
      Class I                                                                    (335)         (455)           --            --
   Net Realized Gains:
      Class A                                                                (423,708)     (144,096)     (337,463)     (188,558)
      Class I                                                                  (1,715)         (580)           --            --
                                                                          -----------   -----------   -----------   -----------
   Total Dividends and Distributions                                         (518,997)     (263,912)     (344,425)     (195,272)
                                                                          -----------   -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from Shares Issued                                                769,174       775,114       345,735       358,848
   Reinvestment of Dividends & Distributions                                  492,950       250,704       331,075       188,045
   Cost of Shares Redeemed                                                 (1,041,575)   (1,020,666)     (645,731)     (520,481)
                                                                          -----------   -----------   -----------   -----------
   Increase in Net Assets Derived from Class A Transactions                   220,549         5,152        31,079        26,412
                                                                          -----------   -----------   -----------   -----------
   CLASS I:
   Proceeds from Shares Issued                                                  4,758         9,593            --            --
   Reinvestment of Dividends & Distributions                                    2,016         1,027            --            --
   Cost of Shares Redeemed                                                    (10,601)       (9,188)           --            --
                                                                          -----------   -----------   -----------   -----------
   Increase (Decrease) in Net Assets Derived from Class I Transactions         (3,827)        1,432            --            --
                                                                          -----------   -----------   -----------   -----------
   Increase in Net Assets Derived from Capital Share Transactions             216,722         6,584        31,079        26,412
                                                                          -----------   -----------   -----------   -----------
   Net Increase (Decrease) in Net Assets                                   (1,713,349)      544,983      (811,499)      440,655
                                                                          -----------   -----------   -----------   -----------
NET ASSETS:
   BEGINNING OF YEAR                                                        4,049,391     3,504,408     1,777,229     1,336,574
                                                                          -----------   -----------   -----------   -----------
   END OF YEAR                                                            $ 2,336,042   $ 4,049,391   $   965,730   $ 1,777,229
                                                                          -----------   -----------   -----------   -----------
   UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
      IN NET ASSETS AT END OF YEAR                                        $    15,358   $    63,726   $     6,621   $     5,014
                                                                          -----------   -----------   -----------   -----------
SHARE TRANSACTIONS:
   CLASS A:
   Shares Issued                                                               62,451        51,249        20,424        19,685
   Reinvestment of Distributions                                               35,290        17,225        18,345        11,346
   Shares Redeemed                                                            (83,663)      (67,387)      (36,985)      (28,516)
                                                                          -----------   -----------   -----------   -----------
   Total Class A Transactions                                                  14,078         1,087         1,784         2,515
                                                                          -----------   -----------   -----------   -----------
   CLASS I:
   Shares Issued                                                                  357           636            --            --
   Reinvestment of Distributions                                                  145            71            --            --
   Shares Redeemed                                                               (824)         (598)           --            --
                                                                          -----------   -----------   -----------   -----------
   Total Class I Transactions                                                    (322)          109            --            --
                                                                          -----------   -----------   -----------   -----------
   Net Increase in Shares Outstanding from Share Transactions                  13,756         1,196         1,784         2,515
                                                                          -----------   -----------   -----------   -----------

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

  SEI Institutional International Trust / Annual Report / September 30, 2008 61

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

                                                                                INTERNATIONAL              EMERGING MARKETS
                                                                              FIXED INCOME FUND               DEBT FUND
                                                                          -------------------------   -------------------------
                                                                              2008          2007          2008          2007
                                                                          -----------   -----------   -----------   -----------
OPERATIONS:
   Net Investment Income                                                  $    26,802   $    27,174   $    59,866   $    49,280
   Net Realized Gain (Loss) from Investments, Affiliated Investments,
      Written Options, Futures Contracts and Swap Contracts                    (3,078)          (63)        5,401        29,974
   Net Realized Gain (Loss) on Forward Foreign Currency Contracts
      and Foreign Currency Transactions                                       (17,617)        6,587         1,170         6,551
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments, Affiliated Investments, Written Options,
      Futures Contracts and Swap Contracts                                    (62,704)        2,778      (123,294)       (1,350)
   Net Change in Unrealized Appreciation (Depreciation) on Forward
      Foreign Currency Contracts, Foreign Currencies, and Translation
      of Other Assets and Liabilities Denominated in Foreign Currencies        35,566       (17,307)        2,312          (893)
                                                                          -----------   -----------   -----------   -----------
   Net Increase in Net Assets Resulting from Operations                       (21,031)       19,169       (54,545)       83,562
                                                                          -----------   -----------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                                                 (10,040)      (15,311)      (70,236)      (51,400)
   Net Realized Gains:
      Class A                                                                      --            --       (28,377)      (49,606)
                                                                          -----------   -----------   -----------   -----------
   Total Dividends and Distributions                                          (10,040)      (15,311)      (98,613)     (101,006)
                                                                          -----------   -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from Shares Issued                                                179,908       191,286       282,654       316,702
   Reinvestment of Dividends & Distributions                                    9,540        14,446        93,090        95,631
   Cost of Shares Redeemed                                                   (263,795)     (242,751)     (347,834)     (220,630)
                                                                          -----------   -----------   -----------   -----------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                              (74,347)      (37,019)       27,910       191,703
                                                                          -----------   -----------   -----------   -----------
   Net Increase (Decrease) in Net Assets                                     (105,418)      (33,161)     (125,248)      174,259
                                                                          -----------   -----------   -----------   -----------
NET ASSETS:
   BEGINNING OF YEAR                                                          808,742       841,903     1,002,602       828,343
                                                                          -----------   -----------   -----------   -----------
   END OF YEAR                                                            $   703,324   $   808,742   $   877,354   $ 1,002,602
                                                                          -----------   -----------   -----------   -----------
   UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
      IN NET ASSETS AT END OF YEAR                                        $       745   $     2,460   $    10,250   $    17,018
                                                                          -----------   -----------   -----------   -----------
SHARE TRANSACTIONS:
   CLASS A:
   Shares Issued                                                               16,595        17,707        27,097        28,732
   Reinvestment of Dividends & Distributions                                      882         1,344         8,865         8,726
   Shares Redeemed                                                            (24,385)      (22,446)      (33,787)      (20,042)
                                                                          -----------   -----------   -----------   -----------
   Total Class A Transactions                                                  (6,908)       (3,395)        2,175        17,416
                                                                          -----------   -----------   -----------   -----------

The accompanying notes are an integral part of the financial statements.


  62 SEI Institutional International Trust / Annual Report / September 30, 2008

Financial Highlights

For the years ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout Each Year

                                    Net Realized
          Net Asset                     and                                  Distributions
            Value,        Net        Unrealized                  Dividends       from            Total
          Beginning   Investment       Gains          Total      from Net      Realized        Dividends
             of         Income      (Losses) on       from      Investment      Capital          and
            Period    (Loss)(1)    Securities(1)   Operations     Income         Gains       Distributions
          ---------   ----------   -------------   ----------   ----------   -------------   -------------
INTERNATIONAL EQUITY FUND
   CLASS A
   2008     $16.18       $0.27         $(5.52)       $(5.25)      $(0.34)        $(1.74)        $(2.08)
   2007      14.07        0.28           2.89          3.17        (0.47)         (0.59)         (1.06)
   2006      12.14        0.24           1.97          2.21        (0.28)            --          (0.28)
   2005       9.81        0.16           2.40          2.56        (0.23)            --          (0.23)
   2004       8.20        0.10           1.60          1.70        (0.09)            --          (0.09)
   CLASS I
   2008     $16.13       $0.22         $(5.49)       $(5.27)      $(0.30)        $(1.74)        $(2.04)
   2007      14.04        0.25           2.88          3.13        (0.45)         (0.59)         (1.04)
   2006      12.12        0.23           1.94          2.17        (0.25)            --          (0.25)
   2005       9.81        0.14           2.38          2.52        (0.21)            --          (0.21)
   2004       8.20        0.10           1.58          1.68        (0.07)            --          (0.07)
EMERGING MARKETS EQUITY FUND
   CLASS A
   2008     $21.49       $0.14         $(5.64)       $(5.50)      $(0.08)        $(4.48)        $(4.56)
   2007      16.67        0.08           7.22          7.30        (0.08)         (2.40)         (2.48)
   2006      15.94        0.11           2.32          2.43        (0.10)         (1.60)         (1.70)
   2005      11.10        0.14           4.80          4.94        (0.10)            --          (0.10)
   2004       9.00        0.09           2.03          2.12        (0.02)            --          (0.02)
INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2008     $10.91       $0.37         $(0.68)       $(0.31)      $(0.14)        $   --         $(0.14)
   2007      10.86        0.36          (0.11)         0.25        (0.20)            --          (0.20)
   2006      11.72        0.28          (0.49)        (0.21)       (0.34)         (0.31)         (0.65)
   2005      12.22        0.28           0.15          0.43        (0.89)         (0.04)         (0.93)
   2004      12.45        0.28           0.63          0.91        (0.92)         (0.22)         (1.14)
EMERGING MARKETS DEBT FUND
   CLASS A
   2008     $11.04       $0.62         $(1.18)       $(0.56)      $(0.74)        $(0.31)        $(1.05)
   2007      11.28        0.60           0.47          1.07        (0.65)         (0.66)         (1.31)
   2006      11.81        0.56           0.34          0.90        (0.80)         (0.63)         (1.43)
   2005      10.74        0.66           1.31          1.97        (0.63)         (0.27)         (0.90)
   2004      11.15        0.61           0.77          1.38        (0.66)         (1.13)         (1.79)


                                                                                  Ratio of
                                                                  Ratio of        Expenses
                                                                Expenses to      to Average    Ratio of Net
                                                                Average Net      Net Assets     Investment
                                                   Ratio of       Assets         (Excluding       Income
           Net Asset               Net Assets      Expenses      (Excluding     Waivers and       (Loss)      Portfolio
          Value, End    Total    End of Period    to Average     Fees Paid       Fees Paid      to Average     Turnover
           of Period   Return+   ($ Thousands)   Net Assets*   Indirectly)**   Indirectly)**    Net Assets      Rate+
          ----------   -------   -------------   -----------   -------------   -------------   ------------   ---------
INTERNATIONAL EQUITY FUND
   CLASS A
   2008     $ 8.85     (36.96)%    $2,329,504     1.25%(2)(4)    1.26%(2)(4)      1.26%(2)         2.15%         218%
   2007      16.18      23.56       4,032,236     1.32(2)(3)     1.33(2)(3)       1.33(2)          1.85          172
   2006      14.07      18.50       3,491,007     1.32(2)        1.33(2)          1.33(2)          1.85          118
   2005      12.14      26.33       3,227,258     1.24           1.24             1.24             1.50           80
   2004       9.81      20.74       2,705,544     1.26           1.26             1.26             1.06           44
   CLASS I
   2008     $ 8.82     (37.14)%    $    6,538     1.50%(2)(4)    1.51%(2)(4)      1.51%(2)         1.72%         218%
   2007      16.13      23.25          17,155     1.57(2)(3)     1.58(2)(3)       1.58(2)          1.66          172
   2006      14.04      18.20          13,401     1.59(2)        1.59(2)          1.59(2)          1.77          118
   2005      12.12      25.86           7,952     1.49           1.49             1.49             1.28           80
   2004       9.81      20.54           5,757     1.51           1.51             1.51             1.06           44
EMERGING MARKETS EQUITY FUND
   CLASS A
   2008     $11.43     (33.33)%    $  965,730     1.99%(4)       1.99%(4)         2.08%            0.85%          94%
   2007      21.49      48.27       1,777,229     1.97(3)        1.97(3)          2.05             0.44           79
   2006      16.67      16.46       1,336,574     1.96           1.97             2.06             0.65           65
   2005      15.94      44.68       1,354,502     1.95           1.96             2.05             1.05           69
   2004      11.10      23.61       1,039,735     1.95           1.95             2.12             0.84           88
INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2008     $10.46      (2.89)%    $  703,324     1.02%(4)       1.02%(4)         1.04%            3.45%         147%
   2007      10.91       2.34         808,742     1.02(3)        1.02(3)          1.04             3.29          215
   2006      10.86      (1.64)        841,903     1.01           1.01             1.03             2.61          194
   2005      11.72       3.01         880,923     1.00           1.00             1.04             2.24          145
   2004      12.22       7.43         907,633     1.00           1.00             1.04             2.27          224
EMERGING MARKETS DEBT FUND
   CLASS A
   2008     $ 9.43      (5.71)%    $  877,354     1.37%(4)       1.37%(4)         1.79%            5.94%          83%
   2007      11.04      10.03       1,002,602     1.37(3)        1.37(3)          1.79             5.47           81
   2006      11.28       8.68         828,343     1.36           1.36             1.78             5.03          108
   2005      11.81      19.34       1,143,845     1.35           1.35             1.79             6.03           85
   2004      10.74      13.97         765,483     1.35           1.35             1.79             5.91           77

*    Includes Fees Paid Indirectly. See Note 3 in Notes to Financial Statements.

**   See Note 3 in Notes to Financial Statements.

+ Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) Per share net investment income (loss) and net realized and unrealized gains/(losses) calculated using average shares.

(2) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.25% and 1.50%, respectively, for 2008 and 1.24% and 1.49%, respectively, for 2007 and 2006.

(3) The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.32%, 1.57%, 1.96%, 1.01%, and 1.36% for the International Equity Fund Class A, the International Equity Fund Class I, the Emerging Markets Equity Fund, the International Fixed Income Fund, and the Emerging Markets Debt Fund, respectively.

(4) The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.25%, 1.50%, 1.96%, 1.02%, and 1.36% for the International Equity Fund Class A, the International Equity Fund Class I, the Emerging Markets Equity Fund, the International Fixed Income Fund, and the Emerging Markets Debt Fund, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


  SEI Institutional International Trust / Annual Report / September 30, 2008 63

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2008

1. ORGANIZATION

SEI Institutional International Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five funds: the International Equity Fund, the Tax-Managed International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and the International Equity Fund is registered to offer Class I shares.

As of September 30, 2008, the Tax-Managed International Equity Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.


  64 SEI Institutional International Trust / Annual Report / September 30, 2008

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

REVERSE REPURCHASE AGREEMENTS -- The International Equity and Emerging Markets Equity Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. At September 30, 2008, there were no outstanding reverse repurchase agreements.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

FUTURES CONTRACTS -- The International Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund utilized futures contracts during the year ended September 30, 2008. The Funds' investment in these futures contracts is designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked-to-market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform. The notional amount presented in the Schedule of Investments in the International Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund represents the Fund's total exposure in such contracts, whereas


  SEI Institutional International Trust / Annual Report / September 30, 2008 65

NOTES TO FINANCIAL STATEMENTS

only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

EQUITY-LINKED WARRANTS -- The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stocks, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by the Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without actually owning the underlying security. The investor must pay any decline in value to the counterparty at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage-backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying assets versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. In connection with swap agreements, securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect the Fund's value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. In connection with outstanding credit-default swaps as of September 30, 2008, the Emerging Markets Debt Fund has deposits in the amount of $32,361,167 with the counterparty as collateral.

OPTIONS WRITTEN/PURCHASED -- The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in


 66 SEI Institutional International Trust / Annual Report / September 30, 2008 purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Written options transactions entered into during the year ended September 30, 2008 are summarized as follows:

                                       EMERGING MARKETS DEBT FUND
                                     -----------------------------
                                      Number of   Premium Received
                                      Contracts     ($ Thousands)
                                     ----------   ----------------
Balance at the beginning of period           --         $ --
Written                              40,669,200          266
                                     ----------         ----
Balance at the end of period         40,669,200         $266
                                     ----------         ----

DELAYED DELIVERY TRANSACTIONS -- Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

LOAN PARTICIPATIONS AND BRADY BONDS -- The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed- and floating-rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

CLASSES -- Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses


  SEI Institutional International Trust / Annual Report / September 30, 2008 67

NOTES TO FINANCIAL STATEMENTS

on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific-interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY AND
DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION & TRANSFER AGENCY AGREEMENT -- The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund         0.45%
Emerging Markets Equity Fund      0.65%
International Fixed Income Fund   0.60%
Emerging Markets Debt Fund        0.65%

However, the Administrator has voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Administrator as presented below. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Administrator, exceed the specific limitation, the Administrator has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Administrator's sole discretion. At September 30, 2008, there were no such waivers in each Fund.

          International      Emerging      International     Emerging
             Equity       Markets Equity   Fixed Income    Markets Debt
              Fund             Fund            Fund            Fund
          -------------   --------------   -------------   ------------
Class A       1.25%*+          1.96%+           1.02%+           1.36%+
Class I       1.50%*+            --               --              --

*    The expense cap excludes interest expense on reverse repurchase agreements.

+    The expense cap excludes overdraft fees.

INVESTMENT ADVISORY AGREEMENT --SEI Investments Management Corporation ("SIMC") acts as the Investment Adviser for the Funds under an amended and restated Investment Advisory Agreement dated December 17, 2002 under which SIMC receives annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund          0.505%
Emerging Markets Equity Fund       1.050%
International Fixed Income Fund    0.150%
Emerging Markets Debt Fund         0.850%

However, SIMC has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Adviser as presented above.

As of September 30, 2008, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

INTERNATIONAL EQUITY FUND

AllianceBernstein L.P.
AXA Rosenberg Investment Management LLC
McKinley Capital Management, Inc.
Principal Global Investors, LLC
Quantitative Management Associates LLC
Record Currency Management Limited
Smith Breeden Associates, Inc.

EMERGING MARKETS EQUITY FUND

AllianceBernstein L.P.
Artisan Partners Limited Partnership
AXA Rosenberg Investment Management LLC
PanAgora Asset Management, Inc.
Rexiter Capital Management Limited
The Boston Company Asset Management LLC

INTERNATIONAL FIXED INCOME FUND

AllianceBernstein L.P.
BlackRock Financial Management, Inc.
Fidelity International Investment Advisors (UK) Limited (delegates to Fidelity
   International Investment Advisors)
Record Currency Management Limited
UBS Global Asset Management (Americas) Inc.

EMERGING MARKETS DEBT FUND

Ashmore Investment Management Limited
ING Investment Management Advisors, B.V.
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company ("SEI") and a registered broker-dealer, acts as the Distributor of the shares of the Trust under


  68 SEI Institutional International Trust / Annual Report / September 30, 2008 an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

                                    Shareholder    Administrative
                                  Servicing Fees   Servicing Fees
                                  --------------   --------------
International Equity Fund
   Class A                             0.25%              --
   Class I                             0.25%            0.25%
Emerging Markets Equity Fund
   Class A                             0.25%              --
International Fixed Income Fund
   Class A                             0.25%              --
Emerging Markets Debt Fund
   Class A                             0.25%              --

The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2008, the Distributor received no brokerage commissions.

Under both the Shareholder Servicing Plans and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

However, the Distributor has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations as agreed upon by the Distributor as presented above.

For the year ended September 30, 2008, the Distributor retained 100% of both Shareholder Servicing fees, less the waiver, and Administration Servicing fees.

INVESTMENT IN AFFILIATED SECURITY -- The Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund LP.

PAYMENT TO AFFILIATES -- Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator or SEI Investments Management Corporation ("SIMC") (the "Adviser"), a wholly owned subsidiary of SEI. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings.

The Administrator or the Adviser pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Adviser, sub-advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

FEES PAID INDIRECTLY -- The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended September 30, 2008, can be found on the Statement of Operations and Financial Highlights, respectively.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturity of securities, other than short-term investments, during the year ended September 30, 2008, were as follows:

                                    Purchases       Sales and Maturities
                                   ($ Thousands)       ($ Thousands)
                                  --------------   ----------------------
International Equity Fund
   US Government                    $4,270,715           $4,172,911
   Other                             3,107,634            3,414,431
Emerging Markets Equity Fund
   US Government                            --                   --
   Other                             1,342,767            1,628,090
International Fixed Income Fund
   US Government                       189,355              192,185
   Other                               646,152              686,634
Emerging Markets Debt Fund
   US Government                            --                   --
   Other                               774,272              713,228

5. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.


  SEI Institutional International Trust / Annual Report / September 30, 2008 69

NOTES TO FINANCIAL STATEMENTS

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to foreign currency gains and losses, passive foreign investment companies gains and losses, equalization, disallowance of net operating loss and swap reclassifications, and prior year adjustments. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2008:

                                   Undistributed    Accumulated
                                  Net Investment      Realized        Paid-in-
                                   Income/(Loss)    Gain/(Loss)       Capital
                                   ($ Thousands)   ($ Thousands)   ($ Thousands)
                                  --------------   -------------   -------------
International Equity Fund            $(27,464)       $ 27,464         $    --
Emerging Markets Equity Fund           (3,854)        (23,629)         27,483
International Fixed Income Fund       (18,477)         19,422            (945)
Emerging Markets Debt Fund              3,602          (3,602)            --

These reclassifications had no impact on the net assets or net asset value per share of the Funds.

The International Equity, Emerging Markets Equity and Emerging Markets Debt Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

The tax character of dividends declared during the last two years were as follows:

                                Ordinary       Long-Term
                                 Income       Capital Gain       Totals
                             ($ Thousands)   ($ Thousands)   ($ Thousands)
                             -------------   -------------   -------------
International
   Equity Fund        2008      $266,737        $252,260        $518,997
                      2007       136,952         126,960         263,912
Emerging Markets
   Equity Fund        2008        91,523         252,902         344,425
                      2007        45,745         149,527         195,272
International Fixed
   Income Fund        2008        10,040              --          10,040
                      2007        15,311              --          15,311
Emerging Markets
   Debt Fund          2008        81,803          16,810          98,613
                      2007        64,597          36,409         101,006

At September 30, 2008, the components of Accumulated Losses were as follows:

                                  Undistributed   Undistributed      Capital          Post-
                                      Ordinary      Long-Term          Loss          October
                                      Income      Capital Gain    Carryforwards      Losses
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                                  -------------   -------------   -------------   -------------
International Equity Fund            $41,261         $     --        $    --        $(240,445)
Emerging Markets Equity Fund          10,161          154,332             --           (1,326)
International Fixed Income Fund       23,611               --         (3,797)          (1,632)
Emerging Markets Debt Fund            27,307               --             --           (5,423)

                                       Post-
                                      October                          Other          Total
                                     Currency       Unrealized      Temporary      Accumulated
                                      Losses       Depreciation    Differences       Losses
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                                  -------------   -------------   -------------   -------------
International Equity Fund           $(28,003)       $(531,991)      $  6,573        $(752,605)
Emerging Markets Equity Fund              --         (194,038)        (1,510)         (32,381)
International Fixed Income Fund           --          (19,954)       (22,932)         (24,704)
Emerging Markets Debt Fund                --          (61,242)       (17,079)         (56,437)

Post-October losses represent losses realized on investment transactions from November 1, 2007 through September 30, 2008, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains as follows:

                                                  Total Capital
                                                      Loss
                                     Expires       Carryforward
                                       2015         09/30/08
                                  ($ Thousands)   ($ Thousands)
                                  -------------   -------------
International Fixed Income Fund       $3,797          $3,797

During the year ended September 30, 2008, the International Fixed Income Fund utilized $426,188 of capital loss carryforwards to offset capital gains.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation on total investments, excluding written options, at September 30, 2008 for each Fund is as follows:

                                         Aggregate       Aggregate
                                           Gross           Gross            Net
                          Federal        Unrealized      Unrealized      Unrealized
                          Tax Cost     Appreciation     Depreciation    Depreciation
                       ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
                       -------------   -------------   -------------   -------------
International Equity
   Fund                  $3,196,223       $81,495        $(573,739)      $(492,244)
Emerging Markets
   Equity Fund            1,175,566        59,594         (253,519)       (193,925)
International Fixed
   Income Fund              683,818         7,297          (48,359)        (41,062)
Emerging Markets
   Debt Fund                901,491        26,594          (92,539)        (65,945)


  70 SEI Institutional International Trust / Annual Report / September 30, 2008

Management has analyzed the Funds' tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. At September 30, 2008, the total value of these securities represented approximately 3% of the net assets of the Emerging Markets Debt Fund.

Forward foreign currency contracts, futures contracts, and swap agreement contracts involve risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities to the extent of the contract amounts.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, corporate obligations, asset-backed securities, repurchase agreements or master notes. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, high-quality, short-term instruments, such as floating rate notes, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity date not to exceed 397 days. There is no guarantee that these investments will not lose value.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for


 SEI Institutional International Trust / Annual Report / September 30, 2008 71

NOTES TO FINANCIAL STATEMENTS

fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current U.S. generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

On September 12, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4 ("FSP 133-1"), DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS TO OTHERS, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 are effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

9. OTHER MATTERS (Unaudited)

Due to volatility in the fixed income and equity markets, the market value of some of the Fund's holdings may currently be lower than shown in the Schedules of Investments ("SOI"). The values shown in the SOI's were the market values as of September 30, 2008 and do not reflect any market events after September 30, 2008.


  72 SEI Institutional International Trust / Annual Report / September 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of SEI Institutional International Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Institutional International Trust, comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the "Funds"), as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2005, were audited by other auditors, whose report dated November 29, 2005, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                        (KPMG LLP)


Philadelphia, Pennsylvania
November 26, 2008


  SEI Institutional International Trust / Annual Report / September 30, 2008 73

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
The following chart lists Trustees and Officers as of November 21, 2008.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

                                          TERM OF                         NUMBER OF
                                          OFFICE                          PORTFOLIOS
                                            AND          PRINCIPAL         IN FUND
                          POSITION(S)    LENGTH OF     OCCUPATION(S)       COMPLEX
                           HELD WITH       TIME         DURING PAST        OVERSEEN             OTHER DIRECTORSHIPS
NAME ADDRESS, AND AGE        TRUSTS      SERVED(1)      FIVE YEARS      BY TRUSTEE(2)             HELD BY TRUSTEE
-----------------------   -----------   ----------   ----------------   -------------   ----------------------------------
INTERESTED TRUSTEES

Robert A. Nesher          Chairman      since 1982   Currently                80        Trustee of The Advisors' Inner
One Freedom               of the                     performs various                   Circle Fund, The Advisors' Inner
Valley Drive,             Board of                   services on                        Circle Fund II, Bishop Street
Oaks, PA 19456            Trustees*                  behalf of SEI                      Funds, Director of SEI Global
61 yrs. old                                          Investments for                    Master Fund, plc, SEI Global
                                                     which Mr. Nesher                   Assets Fund, plc, SEI Global
                                                     is compensated.                    Investments Fund, plc, SEI
                                                                                        Investments Global, Limited, SEI
                                                                                        Investments -- Global Fund
                                                                                        Services, Limited, SEI Investments
                                                                                        (Europe), Limited, SEI Investments
                                                                                        -- Unit Trust Management (UK),
                                                                                        Limited, SEI Global Nominee Ltd.,
                                                                                        SEI Opportunity Fund, L.P., SEI
                                                                                        Structured Credit Fund, L.P., and
                                                                                        SEI Multi-Strategy Funds plc.

William M. Doran            Trustee*    since 1982   Self-employed            80        Trustee of The Advisors' Inner
1701 Market Street                                   consultant since                   Circle Fund, The Advisors' Inner
Philadelphia, PA                                     2003. Partner,                     Circle Fund II, Bishop Street
19103                                                Morgan, Lewis &                    Funds, Director of SEI since 1974.
68 yrs. old                                          Bockius LLP (law                   Director of the Distributor since
                                                     firm) from 1976                    2003. Director of SEI Investments
                                                     to 2003, counsel                   -- Global Fund Services, Limited,
                                                     to the Trust,                      SEI Investments Global, Limited,
                                                     SEI, SIMC, the                     SEI Investments (Europe), Limited,
                                                     Administrator                      SEI Investments (Asia), Limited
                                                     and the                            and SEI Asset Korea Co., Ltd.
                                                     Distributor.
                                                     Secretary of SEI
                                                     since 1978.

TRUSTEES

James M. Storey             Trustee     since 1995   Attorney, sole           80        Trustee of The Advisors' Inner
One Freedom                                          practitioner                       Circle Fund, The Advisors' Inner
Valley Drive,                                        since 1994.                        Circle Fund II, Bishop Street
Oaks, PA 19456                                       Partner, Dechert                   Funds, Massachusetts Health and
77 yrs. old                                          Price & Rhoads,                    Education Tax-Exempt Trust, and
                                                     September 1987-                    U.S. Charitable Gift Trust.
                                                     December 1993.

* MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED AS "INTERESTED" PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUST'S DISTRIBUTOR.

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

(2) THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, L.P.


  74 SEI Institutional International Trust / Annual Report / September 30, 2008

                                          TERM OF                         NUMBER OF
                                          OFFICE                          PORTFOLIOS
                                            AND          PRINCIPAL         IN FUND
                          POSITION(S)    LENGTH OF     OCCUPATION(S)       COMPLEX
                           HELD WITH       TIME         DURING PAST        OVERSEEN             OTHER DIRECTORSHIPS
NAME ADDRESS, AND AGE        TRUSTS      SERVED(1)      FIVE YEARS      BY TRUSTEE(2)             HELD BY TRUSTEE
-----------------------   -----------   ----------   ----------------   -------------   ----------------------------------
TRUSTEES (CONTINUED)

George J. Sullivan, Jr.     Trustee     since 1996   Self-Employed            80        Trustee of The Advisors' Inner
One Freedom                                          Consultant,                        Circle Fund, The Advisors' Inner
Valley Drive                                         Newfound                           Circle Fund II, Bishop Street
Oaks, PA 19456                                       Consultants Inc.                   Funds, State Street Navigator
65 yrs. old                                          since April 1997.                  Securities Lending Trust, SEI
                                                                                        Opportunity Fund, L.P.,and SEI
                                                                                        Structured Credit Fund, L.P.

Rosemarie B. Greco          Trustee     since 1999   Director,                80        Director, Sonoco, Inc.; Director,
One Freedom`                                         Governor's                         Exelon Corporation; Trustee,
Valley Drive                                         Office of Health                   Pennsylvania Real Estate
Oaks, PA 19456                                       Care Reform,                       Investment Trust.
62 yrs. old                                          Commonwealth of
                                                     Pennsylvania
                                                     since 2003.
                                                     Founder and
                                                     Principal,
                                                     Grecoventures
                                                     Ltd. from 1999
                                                     to 2002.

Nina Lesavoy                Trustee     since 2003   Founder and              80        Director of SEI Opportunity Fund,
One Freedom                                          Managing                           L.P., and SEI Structured Credit
Valley Drive,                                        Director, Avec                     Fund, L.P.
Oaks, PA 19456                                       Capital since
51 yrs. old                                          2008. Managing
                                                     Director, Cue
                                                     Capital from
                                                     March 2002-March
                                                     2008.

James M. Williams           Trustee     since 2004   Vice                     80        Trustee/Director of Ariel Mutual
One Freedom                                          President and                      Funds, SEI Opportunity Fund, L.P.,
Valley Drive,                                        Chief                              and SEI Structured Credit Fund,
Oaks, PA 19456                                       Investment                         L.P.
60 yrs. old                                          Officer,
                                                     J. Paul Getty
                                                     Trust, Non-
                                                     Profit
                                                     Foundation
                                                     for Visual
                                                     Arts, since
                                                     December
                                                     2002.
                                                     President,
                                                     Harbor
                                                     Capital
                                                     Advisors and
                                                     Harbor Mutual
                                                     Funds, 2000-
                                                     2002.

Mitchell A. Johnson         Trustee     since 2007   Private Investor         80        Trustee of the Advisors' Inner
One Freedom                                          since 1994.                        Circle Fund, The Advisor's Inner
Valley Drive,                                                                           Circle Fund II, and Bishop Street
Oaks, PA 19456                                                                          Funds.
66 yrs. old

Hubert L. Harris, Jr.       Trustee     since 2008   Retired since            80        Director of Colonial BancGroup,
One Freedom                                          December 2005.                     Inc. and Chair of the Board of
Valley Drive,                                        Chief Executive                    Trustees, Georgia Tech Foundation,
Oaks, PA 19456                                       Officer and                        Inc. (nonprofit corporation).
65 yrs. old                                          Chair of the
                                                     Board of
                                                     Directors,
                                                     AMVESCAP
                                                     Retirement, Inc.,
                                                     1997-December
                                                     2005. Chief
                                                     Executive
                                                     Officer, INVESCO
                                                     North America,
                                                     September 2003-
                                                     December 2005.

OFFICERS

Robert A. Nesher           President    since 2005   Currently               N/A        N/A
One Freedom                & CEO                     performs various
Valley Drive,                                        services on
Oaks, PA 19456                                       behalf of SEI
61 yrs. old                                          for which
                                                     Mr. Nesher is
                                                     compensated.


Stephen F. Panner         Controller    since 2005   Fund Accounting          N/A       N/A
One Freedom               and Chief                  Director of the
Valley Drive,             Financial                  Administrator
Oaks, PA 19456            Officer                    since 2005. Fund
38 yrs. old                                          Administration
                                                     Manager, Old
                                                     Mutual Fund
                                                     Services, 2000-
                                                     2005. Chief
                                                     Financial
                                                     Officer,
                                                     Controller and
                                                     Treasurer, PBHG
                                                     Funds and PBHG
                                                     Insurance Series
                                                     Fund, 2004-2005.
                                                     Assistant
                                                     Treasurer, PBHG
                                                     Funds and PBHG
                                                     Insurance Series
                                                     Fund, 2000-2004.
                                                     Assistant
                                                     Treasurer, Old
                                                     Mutual Advisors
                                                     Fund, 2004-2005.


  SEI Institutional International Trust / Annual Report / September 30, 2008 75

NOTES TO FINANCIAL STATEMENTS

                                          TERM OF                         NUMBER OF
                                          OFFICE                          PORTFOLIOS
                                            AND          PRINCIPAL         IN FUND
                          POSITION(S)    LENGTH OF     OCCUPATION(S)       COMPLEX
                           HELD WITH       TIME         DURING PAST        OVERSEEN             OTHER DIRECTORSHIPS
NAME ADDRESS, AND AGE        TRUSTS      SERVED(1)      FIVE YEARS      BY TRUSTEE(2)             HELD BY TRUSTEE
-----------------------   -----------   ----------   ----------------   -------------   ----------------------------------
OFFICERS(CONTINUED)
Russell Emery             Chief         since 2006   Chief Compliance         N/A       N/A
One Freedom               Compliance                 Officer of SEI
Valley Drive              Officer                    Alpha Strateg
Oaks, PA 19456                                       Portfolios,
45 yrs. old                                          L.P., SEI
                                                     Structured
                                                     Credit Fund,
                                                     L.P., since June
                                                     2007. SEI
                                                     Institutional
                                                     Managed Trust,
                                                     SEI Asset
                                                     Allocation
                                                     Trust, SEI
                                                     Institutional
                                                     International
                                                     Trust, SEI
                                                     Liquid Asset
                                                     Trust, SEI Daily
                                                     Income Trust,
                                                     SEI Tax Exempt
                                                     Trust, SEI
                                                     Institutional
                                                     Investments
                                                     Trust, SEI
                                                     Opportunity
                                                     Fund, L.P., The
                                                     Advisors' Inner
                                                     Circle Fund, The
                                                     Advisors' Inner
                                                     Circle Fund II,
                                                     and Bishop
                                                     Street Funds,
                                                     since March
                                                     2006. Director
                                                     of Investment
                                                     Product
                                                     Management and
                                                     Development of
                                                     SIMC, February
                                                     2003-March
                                                     2006. Senior
                                                     Investment
                                                     Analyst-- Equity
                                                     Team of SEI,
                                                     March 2000-
                                                     February 2003.

Timothy D. Barto         Vice           since 2002   General Counsel,         N/A       N/A
One Freedom              President                   Vice President
Valley Drive             and                         and Secretary of
Oaks, PA 19456           Secretary                   SIMC and the
40 yrs. old                                          Administrator
                                                     since 2004. Vice
                                                     President and
                                                     Assistant
                                                     Secretary of SEI
                                                     since 2001. Vice
                                                     President of
                                                     SIMC and the
                                                     Administrator
                                                     since 1999.
                                                     Assistant
                                                     Secretary of
                                                     SIMC, the
                                                     Administrator
                                                     and the
                                                     Distributor and
                                                     Vice President
                                                     of the
                                                     Distributor,
                                                     1999-2003.

James Ndiaye              Vice          since 2005   Vice President           N/A       N/A
One Freedom               President                  and Assistant
Valley Drive              and                        Secretary of
Oaks, PA 19456            Assistant                  SIMC since 2005.
39 yrs. old               Secretary                  Vice President,
                                                     Deutsche Asset
                                                     Management
                                                     (2003-2004).
                                                     Associate,
                                                     Morgan, Lewis &
                                                     Bockius LLP
                                                     (2000-2003).

Michael T. Pang          Vice           since 2005   Vice President           N/A       N/A
One Freedom              President                   and Assistant
Valley Drive             and                         Secretary of
Oaks, PA 19456           Assistant                   SIMC since 2005.
36 yrs. old              Secretary                   Counsel,
                                                     Caledonian Bank
                                                     & Trust's Mutual
                                                     Funds Group
                                                     (2004). Counsel,
                                                     Permal Asset
                                                     Management
                                                     (2001-2004).

Aaron Buser               Vice          since 2008   Vice President           N/A       N/A
One Freedom               President                  and Assistant
Valley Drive              and                        Secretary of
Oaks, PA 19456            Assistant                  SIMC since 2007.
37 yrs. old               Secretary                  Associate at
                                                     Stark & Stark
                                                     (2004-2007).
                                                     Associate at
                                                     Flaster/
                                                     Greenberg, P.C.
                                                     (2000-2004).

John J. McCue             Vice          since 2004   Director of              N/A       N/A
One Freedom               President                  Portfolio
Valley Drive                                         Implementations
Oaks, PA 19456                                       for SIMC since
45 yrs. old                                          1995. Managing
                                                     Director of
                                                     Money Market
                                                     Investments for
                                                     SIMC since 2003.

Andrew S. Decker          Anti-Money    since 2008   Compliance               N/A       N/A
One Freedom               Laundering                 Officer and
Valley Drive              Compliance                 Product Manager,
Oaks, PA 19456            Officer                    SEI 2005-2008.
44 yrs. old                                          Vice President,
                                                     Old Mutual
                                                     Capital,
                                                     2000-2005.

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

(2) THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, L.P.


  76 SEI Institutional International Trust / Annual Report / September 30, 2008

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                               BEGINNING     ENDING                     EXPENSES
                                ACCOUNT     ACCOUNT      ANNUALIZED       PAID
                                 VALUE       VALUE        EXPENSE        DURING
                                 4/1/08     9/30/08        RATIOS       PERIOD*
                               ---------   ---------   -------------   ---------
INTERNATIONAL EQUITY FUND
ACTUAL FUND RETURN
Class A                        $1,000.00   $  730.80       1.25%         $ 5.41
Class I                        $1,000.00   $  728.90       1.50%         $ 6.48
HYPOTHETICAL 5% RETURN
Class A                        $1,000.00   $1,018.75       1.25%         $ 6.31
Class I                        $1,000.00   $1,017.50       1.50%         $ 7.57
                               ---------   ---------       ----          ------
EMERGING MARKETS EQUITY FUND
ACTUAL FUND RETURN
Class A                        $1,000.00   $  729.90       2.00%         $ 8.65
HYPOTHETICAL 5% RETURN
Class A                        $1,000.00   $1,015.00       2.00%         $10.08
                               ---------   ---------       ----          ------

                               BEGINNING     ENDING                     EXPENSES
                                ACCOUNT     ACCOUNT      ANNUALIZED       PAID
                                 VALUE       VALUE        EXPENSE        DURING
                                 4/1/08     9/30/08        RATIOS       PERIOD*
                               ---------   ---------   -------------   ---------
INTERNATIONAL FIXED INCOME FUND
ACTUAL FUND RETURN
Class A                        $1,000.00   $  971.20       1.02%         $5.03
HYPOTHETICAL 5% RETURN
Class A                        $1,000.00   $1,019.90       1.02%         $5.15
                               ---------   ---------       ----          -----
EMERGING MARKETS DEBT FUND
ACTUAL FUND RETURN
Class A                        $1,000.00   $  932.90       1.37%         $6.62
HYPOTHETICAL 5% RETURN
Class A                        $1,000.00   $1,018.15       1.37%         $6.91
                               ---------   ---------       ----          -----

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).


  SEI Institutional International Trust / Annual Report / September 30, 2008 77

Board of Trustees Considerations in Approving the Funds' Investment Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the "Trust") and SEI Investments Management Corporation ("SIMC") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the "Funds") and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, the Funds' Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds' Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC's and the Sub-Advisers' investment management and other services; (b) SIMC's and the Sub-Advisers' investment management personnel; (c) SIMC's and the Sub-Advisers' operations and financial condition; (d) SIMC's and the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that


  78 SEI Institutional International Trust / Annual Report / September 30, 2008

Board of Trustees Considerations in Approving the Funds' Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and the Sub-Advisers' profitability from their Fund-related operations; (h) SIMC's and the Sub-Advisers' compliance systems; (i) SIMC's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the June 25, 2008 and September 17-18, 2008 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

- the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

- the Funds' investment performance and how it compared to that of other comparable mutual funds;

- the Funds' expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

- the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

- the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds' performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the com position of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.


  SEI Institutional International Trust / Annual Report / September 30, 2008 79

Board of Trustees Considerations in Approving the Funds' Investment Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds' net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds' respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.


  80 SEI Institutional International Trust / Annual Report / September 30, 2008

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2008 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2008 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2008 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

                                                                                  (E)
                              (A)                                             QUALIFYING
                           LONG-TERM         (B)                               DIVIDEND
                         CAPITAL GAIN     ORDINARY                  (D)         INCOME        (F)            (G)            (H)
                         DISTRIBUTIONS     INCOME                DIVIDENDS     (15% TAX       U.S.        INTEREST      SHORT-TERM
                             (TAX       DISTRIBUTIONS    (C)     RECEIVED      RATE FOR    GOVERNMENT      RELATED     CAPITAL GAIN
FUND                         BASIS)      (TAX BASIS)    TOTAL  DEDUCTION (1)   QDI) (2)   INTEREST (3)  DIVIDENDS (4)  DIVIDENDS (5)
-----------------------  -------------  -------------  ------  -------------  ----------  ------------  -------------  -------------
International Equity         48.30%         51.70%     100.00%   0.00%          17.41%       0.86%          0.42%         100.00%
Emerging Markets Equity      73.65%         26.35%     100.00%   0.00%          24.44%       0.00%          0.21%         100.00%
International Fixed
   Income                     0.00%        100.00%     100.00%   0.00%           0.00%       1.10%          4.78%           0.00%
Emerging Markets Debt        17.05%         82.95%     100.00%   0.00%           0.00%       0.81%          4.00%         100.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2008, the amount of foreign source income and foreign tax credit are as follows:

                                           Foreign Tax
                          Foreign Source   Credit Pass
Fund                          Income         Through
-----------------------   --------------   -----------
International Equity        $93,990,545     $3,314,084
Emerging Markets Equity      42,560,790      2,892,844

(1) "Dividends Received Deduction" represent dividends which qualify for the corporate dividends received deduction.

(2) "Qualifying Dividend Income" represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) "U.S. Government Interest" represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) "Interest Related Dividends" represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5) "Short-Term Capital Gain Dividends" represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B) and (C) are based on the percentage of each fund's total distribution.

Items (D) and (E) are based on the percentage of "Ordinary Income
Distributions."

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of ordinary income distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.


  SEI Institutional International Trust / Annual Report / September 30, 2008 81

Notes

Notes

Notes

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2008

Robert A. Nesher, CHAIRMAN

TRUSTEES

William M. Doran
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco
Nina Lesavoy
James M. Williams
Mitchell A. Johnson
Hubert L. Harris, Jr.

OFFICERS

Robert A. Nesher
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner
CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery
CHIEF COMPLIANCE OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

James Ndiaye
VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang
VICE PRESIDENT, ASSISTANT SECRETARY

Aaron Buser
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Andrew S. Decker
ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

INVESTMENT ADVISER

SEI Investments Management Corporation

ADMINISTRATOR

SEI Investments Global Funds Services

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KMPG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL

1 800 DIAL SEI

(1 800 342 5734)

(SEI LOGO) New ways.
           New answers.(R)

SEI Investments Distribution Co.
Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-018 (9/08)

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Fees billed by KPMG LLP (KPMG) related to the Registrant.

KPMG billed the Registrant aggregate fees for the services redered to the Registrant for fiscal year 2008 and for fiscal year 2007 as follows:



------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2008                                            FISCAL 2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $150,000          $0                $0                $136,500          N/A               $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-     $0                $0                N/A               $0                $0                $0
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax        $26,800           $0                $0                N/A               N/A               N/A
        Fees(2)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $248,500          $0                $0                $5,440            $264,075          $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------




Notes:
     (1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
     (2) Review of federal income tax returns of the Registrant.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant `s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.


Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.


All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.


In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.


(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

           -------------------------- ----------------- ----------------
                                         FISCAL 2008       FISCAL 2007
           -------------------------- ----------------- ----------------
           Audit-Related Fees                0%               0%

           -------------------------- ----------------- ----------------
           Tax Fees                          0%               0%

           -------------------------- ----------------- ----------------
           All Other Fees                    0%               0%

           -------------------------- ----------------- ----------------

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2008 and 2007 were $248,500 and $269,515, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the Registrant.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's board of trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has a standing nominating committee (the "Committee") currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant's board of trustees (the "Board"). Pursuant to the Committee's charter, adopted on June 18, 2004 and as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant's office.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               SEI Institutional International Trust


By (Signature and Title)*                  /s/ Robert A. Nesher
                                           -------------------------
                                           Robert A. Nesher
                                           President & CEO



Date: December 09, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Robert A. Nesher
                                           -------------------------
                                           Robert A. Nesher
                                           President & CEO
Date: December 09, 2008


By (Signature and Title)*                  /s/ Stephen F. Panner
                                           -------------------------
                                           Stephen F. Panner,
                                           Controller & CFO

Date: December 09, 2008

* Print the name and title of each signing officer under his or her signature.